SCHEDULE 14A

                                 (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the

            Securities Exchange Act of 1934 (Amendment No. _____ )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Under Rule 14a-12

INTERNAP NETWORK SERVICES CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

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                                 [Internap Logo]

                                 April __, 2003

Dear Internap Stockholder:

      I am pleased to invite you to Internap Network Services Corporation's 2003 Annual Meeting of Stockholders. This year's meeting will be held at 250 Williams Street, Atlanta, Georgia 30303, on _________, _________, 2003, at 9:00 a.m.
local time.

      Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

      Whether or not you plan to attend the Annual Meeting, we hope you will have your shares represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. If no instructions are given in your proxy card, proxies will be voted for each of the proposals discussed in the attached Notice of Annual Meeting and Proxy Statement. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

                                     Very truly yours,

                                     Gregory A. Peters
                                     President and Chief Executive Officer

                      INTERNAP NETWORK SERVICES CORPORATION
                               250 Williams Street
                             Atlanta, Georgia 30303

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON ________, 2003

TO THE STOCKHOLDERS OF INTERNAP NETWORK SERVICES CORPORATION:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Internap Network Services Corporation, a Delaware corporation, will be held on ________, 2003, at 9:00 a.m. local time at 250 Williams Street, Atlanta, Georgia 30303 for the purposes of considering and voting upon:

      1. A proposal to amend our certificate of incorporation and bylaws that will permit holders of our Series A preferred stock to take action by written consent in lieu of a meeting;

      2. A proposal to amend our certificate of incorporation that will limit the liquidation rights of the holders of our Series A preferred stock upon certain events that have not been approved by our board of directors or that are otherwise outside of our control such that our Series A preferred stock would be classified as stockholders' equity under U.S. generally accepted accounting principles;

      3. A proposal to amend our certificate of incorporation that will increase the authorized size of our Board of Directors to nine members;

      4. A proposal to (i) ratify our 2002 Stock Compensation Plan; (ii) approve an amendment to the Plan to increase the maximum number of shares of common stock reserved for issuance thereunder by an additional 22,000,000 shares; and (iii) approve an amendment to the Plan such that the definitions of "change of control" and related provisions set forth therein conform to those definitions and provisions set forth in the executive employment agreements between us and six of our management executives;

      5. A proposal to amend our 1999 Non-Employee Directors' Stock Option Plan that will increase the maximum number of shares of Common Stock reserved for issuance thereunder by an additional 3,000,000 shares;

      6.    A proposal to (i) ratify our Amended 1999 Equity Incentive Plan; and
            (ii) approve an amendment to the Plan such that the definitions of "change of control" and related provisions set forth therein conform to those definitions and provisions set forth in the executive employment agreements between us and six of our management executives;

      7. A proposal to (i) ratify our Amended and Restated 1999 Stock Incentive Plan for Non-Officers; and (ii) approve an amendment to the Plan such that the definitions of "change of control" and related provisions set forth therein conform to those definitions and provisions set forth in the executive employment agreements between us and six of our management executives;

      8. A proposal to (i) ratify our Amended and Restated 1998 Stock Option/Stock Issuance Plan; and (ii) approve an amendment to the Plan such that the definitions of "change of control" and related provisions set forth therein conform to those definitions and provisions set forth in the executive employment agreements between us and six of our management executives;

      9. A proposal to (i) ratify our 2000 Non-Officer Equity Incentive Plan; and (ii) approve an amendment to the Plan such that the definitions of "change of control" and related provisions set forth therein conform to those definitions and provisions set forth in the executive employment agreements between us and six of our management executives;

      10. A proposal to elect two directors to hold office until the 2006 Annual Meeting of Stockholders and until the election and qualification of their successors or their earlier death, resignation or removal;

      11. A proposal to ratify the re-appointment of PricewaterhouseCoopers LLP as independent accountants for our fiscal year ending December 31, 2003; and

      12. Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof, including, without limitation, an adjournment or postponement for the purpose of seeking additional proxies for any of the proposals. The board of directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

      The foregoing items of business are more fully described in the proxy statement accompanying this Notice and incorporated by reference herein.

      The board of directors has fixed the close of business on April 21, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting shall be open for the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting at our principal place of business.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     Walter G. DeSocio
                                     Vice President - Chief Administrative
                                     Officer, General Counsel and Secretary

Atlanta, Georgia

April __, 2003

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY CARD ISSUED IN YOUR NAME.

                      INTERNAP NETWORK SERVICES CORPORATION
                               250 Williams Street
                             Atlanta, Georgia 30303

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON ________, 2003

                      INFORMATION ABOUT THE ANNUAL MEETING

      We are soliciting proxies on behalf of our board of directors, for use at our Annual Meeting of Stockholders on ________, 2003, at 9:00 a.m. local time, or at any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held at 250 Williams Street, Atlanta, Georgia 30303. When used in this proxy statement, the terms "we," "us," "our," the "company," and "Internap" refer to Internap Network Services Corporation.

      SEC rules require us to provide our Annual Report to stockholders who receive this proxy statement. We will also provide copies of the Annual Report to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Additional copies of the Annual Report, along with copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (not including documents incorporated by reference) are available to any stockholder without charge upon written request to Internap Network Services Corporation to the attention of Walter G. DeSocio, Vice President-Chief Administrative Officer, General Counsel and Secretary, 250 Williams Street, Atlanta, Georgia 30303. You may also obtain our Annual Report on Form 10-K over the Internet at the SEC's website, www.sec.gov, or at our website, www.Internap.com.

      The approximate date on which this proxy statement and form of proxy card are first being sent or given to stockholders is April __, 2003.

                                  RECENT EVENTS

      On December 17, 2002, we held a special stockholders' meeting at which our stockholders approved a proposal regarding a reverse stock split. The proposal consisted of six separate amendments to our certificate of incorporation to authorize our board of directors to effect a reverse stock split, ranging from a one-for-five reverse stock split to a one-for-thirty reverse stock split, of all of our issued and outstanding shares of common stock. Our board of directors believes that effecting a reverse stock split may allow us to maintain our listing on The NASDAQ SmallCap Market and might in the future allow us to transfer our listing back to The NASDAQ National Market. If our board of directors determines to implement a reverse stock split, you will be provided with notice of the record date and other information regarding the reverse stock split.

      If implemented by our board of directors, the reverse stock split will be accomplished by converting all of our outstanding shares of common stock into a proportionately fewer number of shares of common stock. Each stockholder's proportionate ownership of the issued and outstanding shares of our common stock would remain the same, however, except for minor changes which may result from the treatment of fractional interests, as described below. Also, the reverse stock split, if implemented, will affect the outstanding options and warrants to purchase our common stock and certain other presently outstanding convertible securities with respect to our common stock (including the shares of our common stock issuable upon conversion of our Series A preferred stock), which contain anti-dilution provisions. Additionally, all of our option plans with respect to common stock include provisions requiring adjustments to the number of shares of our common stock covered thereby and the exercise prices of options granted under the plans, in the event of a reverse stock split. As a result, if the reverse stock split is implemented prior to our Annual Meeting, the share data contained in Proposals 4 through 9 will be adjusted to reflect the effects of the reverse stock split.

      No fractional shares of common stock will be issued in connection with a reverse stock split. If as a result of a reverse stock split, a stockholder of record will hold a fractional share, the stockholder, in lieu of the issuance of a fractional share, will be entitled to receive a payment in cash. However, the terms of some of our stock option plans do not require us to, and we therefore would not expect to, pay cash to optionholders in lieu of any fraction of a share issuable upon the exercise of an option. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other right except to receive the cash payment therefore.

      The reverse stock split also will result in a relative increase in the available number of authorized but unissued shares of our common stock. The reverse stock split is more fully described in our definitive proxy statement dated November 8, 2002, and is available at the SEC's Internet website at www.sec.gov.

                        GENERAL INFORMATION ABOUT VOTING

Who Can Vote

      Only holders of record of our common stock and our Series A preferred stock at the close of business on April 21, 2003 will be entitled to notice of, and to vote at, the Annual Meeting. At the close of business on April 21, 2003, we had outstanding and entitled to vote _____ shares of common stock (including _____ shares of common stock issuable upon conversion of _______ outstanding shares of our Series A preferred stock). Each holder of record of our common stock on April 21, 2003 will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. Each holder of record of our Series A preferred stock on April 21, 2003 will be entitled to the number of votes equal to the number of shares of common stock into which such shares of Series A preferred stock could then be converted pursuant to our certificate of incorporation.

Quorum and Vote Required

      On all proposals, the presence, in person or by proxy, of a majority of the outstanding shares of our common stock and our Series A preferred stock is necessary to constitute a quorum at the Annual Meeting. With respect to Proposals 1, 2 and 3, the presence, in person or by proxy, of a majority of the outstanding shares of Series A preferred stock is also required. Although they may or may not be present for purposes of determining whether the requisite vote has been obtained for each of the proposals, proxies marked "abstain" and proxies which are held by a broker who does not have discretionary power to vote will be counted as present for determining whether a quorum is present at the Annual Meeting.

      In voting with regard to each of Proposals 1-9 and 11, and any other proposal that may properly come before the meeting or any adjournment or postponement thereof, including, without limitation, an adjournment or postponement for the purpose of seeking additional proxies for any of the proposals, stockholders may vote in favor of the proposal or against the proposal or may abstain from voting. The vote required to approve each of Proposals 1 and 3 is governed by Delaware law and our certificate of incorporation, and is the affirmative vote of the holders of (i) sixty-six and two-thirds percent (66 2/3%) of the voting power of the outstanding shares of our common stock and Series A preferred stock (voting on an as converted basis), voting together as a single class, and (ii) a majority of the outstanding shares of our Series A preferred stock, voting as a separate class. Abstentions and broker non-votes will be considered present in determining whether a quorum is present and will have the same legal effect as voting against Proposals 1 and 3.

      The vote required to approve Proposal 2 also is governed by Delaware law and our certificate of incorporation, and is the affirmative vote of the holders of (i) a majority voting power of the outstanding shares of our common stock and our Series A preferred stock (voting on an as converted basis), voting together as a single class, and (ii) a majority of the voting power of the outstanding shares of our Series A preferred stock, voting as a separate class. Abstentions and broker non-votes will be considered in determining whether a quorum is present and will have the same legal effect as voting against Proposal 2.

      The vote required to approve Proposals 4 and 5 is governed by our certificate of incorporation and the National Association of Securities Dealers, Inc., or NASD, rules, and is the affirmative vote of the holders of (i) a majority of the voting power of the outstanding shares of our common stock and our Series A preferred stock (voting on an as converted basis), voting together as a single class, and (ii) a majority of the voting power of the outstanding shares of our Series A preferred stock, voting as a separate class. Abstentions and broker non-votes will be considered in determining whether a quorum is present and will have the same legal effect as voting against Proposals 4 and 5.

      The vote required to approve each of Proposals 6, 7, 8 and 9 is governed by our bylaws and the NASD rules, and is the affirmative vote of the holders of a majority of the outstanding shares of our common stock and our Series A preferred stock present in person or by proxy at the Annual Meeting, voting together as a single class. Abstentions and broker non-votes will be considered present in determining whether a quorum is present and will have the same legal effect as voting against Proposals 6, 7, 8 and 9.

      In voting with regard to Proposal 10, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. The vote required to approve Proposal 10 is governed by Delaware law and our bylaws and is a plurality of the votes of common stock and Series A preferred stock represented and entitled to vote at the Annual Meeting, voting together as a single class. As a result, in accordance with Delaware law, votes that are withheld will be counted in determining whether a quorum is present but will have no other effect on the election of directors.

      The vote required to approve Proposal 11 is governed by our bylaws, and is the affirmative vote of the holders of a majority of the outstanding shares of our common stock and our Series A preferred stock present in person or by proxy at the Annual Meeting, voting together as a single class. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required to obtain the necessary majority vote and therefore, will have the same legal effect as voting against the proposal.

      Under the rules of the New York and American Stock Exchanges, which we refer to as the Exchanges, that govern most domestic stock brokerage firms, member firms that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for stockholder action, vote in their discretion upon proposals which are considered "discretionary" proposals under the rules of the Exchanges. These votes by brokers are considered as votes cast in determining the outcome of any discretionary proposal. We believe that Proposals 3, 10 and 11 are discretionary. Member brokerage firms that have received no instructions from their clients as to "non-discretionary" proposals do not have discretion to vote on these proposals. If the brokerage firm returns a proxy card without voting on a non-discretionary proposal because it received no instructions, this is referred to as a "broker non-vote" on the proposal.

Granting A Proxy On The Internet

      You may grant a proxy to vote your shares by means of the Internet. The Internet voting procedures below are designed to authenticate your identity, to allow you to grant a proxy to vote your shares and to confirm that your instructions have been recorded properly.

For shares registered in your name

      As a stockholder of record, you may go to http://www.voteproxy.com to grant a proxy to vote your shares by means of the Internet. You will be required to provide our number and control number contained on your proxy card. You will then be asked to complete an electronic proxy card. The votes represented by such proxy will be generated on the computer screen, and you will be prompted to submit or revise them as desired.

For shares registered in the name of a broker or bank

      Most beneficial owners whose stock is held in street name receive instructions for granting proxies from their banks, brokers or other agents, rather than a proxy card. A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers the means to grant proxies to vote shares by means of the telephone and Internet. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, you may grant a proxy to vote those shares telephonically by calling the telephone number shown on the instruction form received from your broker or bank, or via the Internet at ADP Investor Communication Services' Web site at http://www.bsg.adp.com.

General information for all shares voted via the Internet

      We must receive votes submitted via the Internet by 2:00 p.m., Eastern Daylight Time, on [________, 2003]. Submitting your proxy via the Internet will not affect your right to vote in person should you decide to attend the Annual Meeting.

Revocability of proxies

      Any stockholder delivering a proxy has the power to revoke it at any time before it is voted by (i) giving written notice to Walter G. DeSocio, Vice President-Chief Administrative Officer, General Counsel and Secretary, at 250 Williams Street, Atlanta, Georgia 30303, (ii) executing and delivering to Mr. DeSocio a proxy card bearing a later date, or (iii) voting in person at the Annual Meeting. Please note, however, that under the rules of the Exchanges, any beneficial owner of our common stock or our Series A preferred stock whose shares are held in a street name by a member brokerage firm may revoke his or her proxy and vote his or her shares in person at the Annual Meeting only in accordance with applicable rules and procedures of the Exchanges, as employed by the beneficial owner's brokerage firm.

Cost of this Proxy

      We will bear the entire cost of solicitation of proxies, including the costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional information furnished to stockholders. We will furnish copies of solicitation materials to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock or our Series A preferred stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock or our Series A preferred stock for their costs of forwarding solicitation materials to such beneficial owners. We have engaged W.F. Doring Co., a professional proxy solicitation firm, to solicit proxies on our behalf and anticipate the cost of those services will be $8,000. We may supplement the original solicitation of proxies by mail, by telephone, telegram or personal solicitation by our directors, officers or other regular employees. We will not pay any additional compensation to directors, officers or other regular employees for such services.

                                   PROPOSAL 1

             Amendment to Certificate of Incorporation and Bylaws to
            Permit Holders of Series A Preferred Stock to Take Action
                     By Written Consent in Lieu of a Meeting

      Our board of directors has unanimously approved, declared advisable and recommends that the stockholders approve, an amendment to our certificate of incorporation, which we refer to in this description as the Certificate Amendment and a related amendment to our bylaws, which we refer to as the Bylaws Amendment, pursuant to which the holders of our Series A preferred stock would be permitted to take action by written consent in lieu of a meeting.

General

      On February 27, 2003, our board of directors adopted and declared advisable, subject to appropriate stockholder approval, the Certificate Amendment and the Bylaws Amendment, which together we refer to as the Consent Amendments as set forth in Appendix A hereto. The Company had previously received approval for the Consent Amendments at a special meeting of our holders of Series A preferred stock held on February 21, 2002 and at the 2002 Annual Meeting of Stockholders held on May 14, 2002, at which the holders of our common stock voting separately as a class approved the Consent Amendments. In late November 2002, we became aware that the Consent Amendments may not have been validly effected under Delaware law because although the holders of Series A preferred stock voting separately as a class and the holders of our common stock voting separately as a class approved the Consent Amendments, the Consent Amendments were not also approved by the requisite vote of the holders of our Series A preferred stock (voting on an as-converted basis) and our common stock, voting together as a single class, at the 2002 Annual Meeting.

Summary Description of Amendments

      The following is a summary of the Consent Amendments. The complete text of the Consent Amendments (as well as the text of the provisions the Consent Amendments are replacing) is attached as Appendix A hereto.

Certificate Amendment

      Article V, Section D of our certificate of incorporation provides that no action shall be taken by our stockholders (including both holders of our common stock and holders of our Series A preferred stock) except at an annual meeting or special meeting. The Certificate Amendment would revise Article V, Section D to permit the holders of our Series A preferred stock to take any action that may be taken or that is required by statute to be taken at any annual or special meeting, without a meeting, without prior notice and without a vote, so long as such action is taken in accordance with the bylaws. The proposed Certificate Amendment would, however, continue to require that any action to be taken by holders of our common stock be taken only at an annual or special meeting.

Bylaws Amendment

      Section 13 of our bylaws provides that no action shall be taken by our stockholders (including both holders of our common stock and holders of our Series A preferred stock) except at an annual or special meeting. Section 13 also specifically states that no action shall be taken by our stockholders by written consent. The Bylaws Amendment would revise Section 13 to permit the holders of our Series A preferred stock to take any action that may be taken or that is required by statute to be taken at any annual or special meeting by written consent in lieu of a meeting. The Bylaws would, however, continue to require that any action taken by holders of our common stock be taken at an annual or special meeting and would also continue to specifically prohibit holders of our common stock from taking action by written consent.

Reason for Permitting Series A Stockholder Action By Written Consent

      By amending our certificate of incorporation and bylaws as described above, we will have greater flexibility, speed and cost efficiency when soliciting approvals from holders of our Series A preferred stock.

Recommendation of the Board of Directors

      The Board of Directors unanimously recommends that you vote "FOR" the proposal to amend our certificate of incorporation and bylaws to permit the holders of Series A preferred stock to act by written consent in lieu of a meeting.

                                   PROPOSAL 2

                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                   TO AMEND DEFINITION OF "LIQUIDATION EVENT"

      Our board of directors has approved and declared advisable, and recommends that the stockholders approve, an amendment to our certificate of incorporation that would limit the number of events giving rise to the liquidation rights of the holders of our Series A preferred stock, which in this description we refer to as the Liquidation Event Amendment.

General

      On February 27, 2003, our board of directors unanimously adopted, subject to stockholder approval, the Liquidation Event Amendment as set forth in Appendix B hereto. During September and October 2002, we solicited and received the written consent of the holders of more than a majority of our shares of Series A preferred stock to the Liquidation Event Amendment. In late November 2002, it came to our attention that the written consent may not have been sufficient to validly effect the Liquidation Event Amendment under Delaware law because although the holders of more than a majority of our shares of Series A preferred stock voting as a single class approved the Liquidation Event Amendment, the Liquidation Event Amendment was not also approved by the holders of our Series A preferred stock (voting on an as-converted basis) and our common stock, voting together as a single class. As a result, we are now soliciting the vote of the holders of our common stock and our Series A preferred stock for Proposal 2.

Effect of Liquidation Event Amendment

      The effect of the Liquidation Event Amendment will be to reduce the number of circumstances constituting a "deemed liquidation event" under the terms of our Series A preferred stock. The Liquidation Event Amendment would generally limit the occurrence of a "deemed liquidation event" to certain events that have been approved by our board of directors or that are otherwise under our control. Upon the occurrence of a liquidation, including a "deemed liquidation event", the holders of our Series A preferred stock would be entitled to be paid out of our assets legally available for distribution or the consideration received in such transaction certain preferential distributions before any distributions could be made to the holders of our common stock. More specifically, upon a liquidation of our company, the holders of our Series A preferred stock would be entitled to receive an amount equal to the original issue price of our Series A preferred stock, adjusted as provided in our certificate of incorporation, plus any declared and unpaid dividends thereon. Such amount is currently equal to $32.00 per share of Series A preferred stock or approximately $92,405,161 in the aggregate for all outstanding shares of Series A preferred stock. After receiving such preferential distribution upon a liquidation, holders of our Series A preferred stock would then be entitled to participate ratably with the holders of our common stock in any of our remaining assets or consideration received in such transaction until such holders of our Series A preferred stock shall have received three times their original issue price, adjusted as provided in our certificate of incorporation. By limiting the number of circumstances that would constitute a "deemed liquidation event", the number of circumstances that would result in such a preferential distribution to the holders of our Series A preferred stock would be correspondingly reduced.

Reasons for Liquidation Event Amendment

      The Liquidation Event Amendment has been approved and declared advisable by our board of directors in order to permit the shares of Series A preferred stock to be treated as a component of stockholders' equity for purposes of U.S. generally accepted accounting principles, or GAAP. Because of certain features of the definition of "deemed liquidation event" currently contained in our certificate of incorporation, our shares of Series A preferred stock are not treated under GAAP as a component of stockholders' equity. Our level of stockholders' equity is important for purposes of our NASDAQ listing because it is one of the listing criteria for continuation of our listing on the NASDAQ SmallCap Market and for possible transfer of our listing back to the NASDAQ National Market. As of December 31, 2002, our stockholders' equity was $1.8 million. Increasing our stockholders' equity would provide flexibility in meeting one of several core listing requirements for continued listing on the NASDAQ SmallCap Market or meeting the higher stockholders' equity criterion for listing on the NASDAQ National Market.

Other Considerations Relating to the Liquidation Event Amendment

      Although our board of directors has declared the Liquidation Event Amendment advisable and believes that the potential advantages of adopting the Liquidation Event Amendment outweigh any disadvantages that might result, the Liquidation Event Amendment could be viewed as having an adverse impact on the holders of our Series A preferred stock and a potential beneficial impact on the holders of our common stock. The Liquidation Event Amendment would require that the holders of our shares of Series A preferred stock forfeit certain rights that they have to construe as "deemed liquidation events" certain events that are not approved by our board of directors or not effected voluntarily by us.

Recommendation of the Board of Directors

      The Board of Directors unanimously recommends that you vote "FOR" the proposal to amend our certificate of incorporation to amend the definition of "Liquidation Event."

                                   PROPOSAL 3

                  AMENDMENT TO CERTIFICATE OF INCORPORATION TO
        INCREASE THE AUTHORIZED SIZE OF THE COMPANY'S BOARD OF DIRECTORS
                                 TO NINE MEMBERS

      Our board of directors has approved, declared advisable and recommends that stockholders approve, an amendment to our certificate of incorporation providing for the increase in the authorized maximum size of our board of directors to nine members.

General

      Our board of directors regularly reviews the state of our corporate governance policies and procedures, including, through the board's nominations committee, an evaluation of the board's size, composition and functions. At a meeting on February 27, 2003, the board of directors adopted a resolution, subject to stockholder approval, setting forth an amendment to our certificate of incorporation to increase the maximum number of directors from seven to nine. Our board of directors currently consists of three classes of directors and seven members in total. Currently, subject to certain conditions set forth in our certificate of incorporation, the holders of our Series A preferred stock have the right, voting as a separate class, to elect two directors to our board of directors and to fill any vacancy caused by the resignation, death of removal of such directors. Mr. Fredric Harman and Mr. Eugene Eidenberg are presently serving as our Series A directors. If Proposal 3 is approved by shareholders and the certificate of incorporation is amended as described herein, our board of directors may in the future increase the authorized number of directors from seven to some number greater than seven, but no more than nine, in accordance with our bylaws. Upon such increase, our board of directors will fill the vacancy caused by any such increase in the authorized number of directors and determine the class of directors (Class I, Class II or Class III) such director shall join. The company currently has three classes of directors, with Class I consisting of two directors, Class II consisting of two directors and Class III consisting of three directors.

Reasons for Increasing the Size of the Board of Directors

      We believe that our board of directors should consist of a significant majority of directors who are not affiliated with Internap. We also believe that our directors should possess the breadth and depth of experience and skills necessary for proper oversight of our affairs and adequate participation of unaffiliated directors in key committees of the board, particularly those committees the composition of which are subject to applicable listing requirements or regulations or could in the future be subject to such requirements or regulations.

      While no individual has been formally recommended by our board's nominations committee for election at this time, the proposed authorization will provide flexibility for the board to make future appointments as and when suitable candidates are identified. This will also facilitate our ability to address evolving governance standards and facilitate compliance with any new rules, regulations or standards issued or adopted by the Securities and Exchange Commission or by NASDAQ.

Summary Description of the Amendment

      Currently, the last sentence of Article IV, Subsection (D)(3)(c)(i) of our certificate of incorporation states: "[t]he Board of Directors shall consist of no more than seven (7) members." If approved, Proposal 3 would revise this sentence as follows: "The Board of Directors shall consist of no more than nine
(9) members."

      If Proposal 3 is approved, and the board of directors increases the authorized number of directors from seven to some number greater than seven, but no more than nine, in accordance with our bylaws, the vacancies on the board of directors resulting from the increase in the number of directors shall be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum. Any director so elected shall hold office for the remainder of the term of the class for which the vacancy was created or until such director's successor has been elected and qualified or until such directors earlier death, resignation or removal.

Recommendation of the Board of Directors

      The Board of Directors unanimously recommends that you vote "FOR" the proposal to amend our certificate of incorporation to increase the authorized size of the Board of Directors to nine members.

                                   PROPOSAL 4

    APPROVAL OF 2002 STOCK COMPENSATION PLAN AND AMENDMENTS TO INCREASE BY 22,000,000 SHARES THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE
         THEREUNDER AND TO CHANGE THE DEFINITION OF CHANGE IN CONTROL

General

      In September 2002, our board of directors approved and adopted the 2002 Stock Compensation Plan, which we refer to in this description as the 2002 Plan, in connection with a tender offer made to our employees in November 2002 providing, subject to certain conditions, for the surrender and cancellation of certain stock options and the future issuance of replacement stock options. The purposes of the 2002 Plan are to attract and retain the best available personnel for the company, to provide additional incentives to our personnel and to align the interests of our personnel with our interests. Currently the maximum number of shares that may be issued under the 2002 Plan is 32,000,000 shares, less the number of shares then subject to option under our other stock option plans, which as of April 7, 2003 was 2,078,533. On February 27, 2003, our board of directors adopted, subject to appropriate stockholder approval, a resolution requesting ratification of the 2002 Plan and an amendment to the 2002 Plan to increase by 22,000,000 shares the number of shares of common stock reserved for issuance thereunder. THE 22,000,000 SHARES WILL BE REDUCED PROPORTIONALLY TO REFLECT THE EFFECTS OF ANY REVERSE STOCK SPLIT, WHETHER EFFECTED PRIOR TO OR AFTER THE ANNUAL MEETING. In addition, our board of directors has approved, and recommends that stockholders approve, an amendment to the 2002 Plan such that the definition of "change in control" and related provisions conform to the corresponding definitions and provisions set forth in executive employment agreements dated as of December 31, 2002, between us and seven executives, including all of our executive officers.

Reasons for Ratification and Increasing the Number of Shares Reserved for
Issuance

      We have determined that approval of the 2002 Plan by our stockholders is advisable for several reasons. Shareholder approval would allow us to comply with specified exclusions from limitations imposed under the Internal Revenue Code of 1986, as amended, on the deductibility by us of certain compensation expenses. Such approval also would be consistent with customary practice relative to stock compensation plans and would afford participants in those plans certain benefits that are consistent with our interests.

      Since we announced in June 2002 the decision to relocate our corporate headquarters from Seattle, Washington, to Atlanta, Georgia, we have recruited a substantial number of new employees, including the majority of our senior executives and other executive-level employees. In connection with that relocation and other personnel changes, and consistent with our philosophy that aligning the interests of employees and the company is an important factor for business success, we granted options to newly recruited employees and to a significant percentage of existing employees not located in our Atlanta headquarters office. We continue to recruit key employees and expect to do so for the foreseeable future. In addition, we expect that stock options and other equity-based compensation will be a significant component of bonus and long-term compensation for existing employees, particularly at and above the executive level. We also may require additional shares for compensation use in connection with future acquisitions or other business combinations. The Compensation Committee of our board of directors and our board evaluated all of the foregoing factors in reaching a determination to increase the number of shares available for option grants and awards under the 2002 Plan.

      As of January 31, 2003, an aggregate of 1,618,285 shares of common stock have been purchased or options with respect thereto have been granted under the 2002 Plan.

Reasons for Amending the Change in Control Provisions

      On December 17, 2002, the Compensation Committee of our board of directors authorized our execution of employment agreements with six named executives. Since April 2002, we have recruited a significant number of executive-level employees, including all but one of our executive officers. In the fall of 2002, the Compensation Committee of our board determined that it would be in our best interests to ensure that key members of our executive management team were provided with at-will employment agreements that provided, among other things, certain severance payments and benefits in the event of involuntary termination without cause and certain other severance payments and benefits in the event of involuntary termination without cause or constructive termination following specified events constituting a "change in control." The executive employment agreements are described in greater detail in the "Executive Employment Agreements" section of this proxy statement.

      Because the term "change in control" is not consistently defined between the executive employment agreements and the 2002 Plan, if an event occurred that constituted a change in control under the executive employment agreements but did not constitute a change in control under the 2002 Plan, it would be unclear whether we could perform our obligations under the executive employment agreements without violating the terms and conditions of the 2002 Plan.

      The board of directors believes that the amendment is necessary to assure that the provisions of the executive employment agreements are valid and binding agreements and that we are able to perform our obligations and commitments under the executive employment agreements. The board of directors believes that it is important for the performance of our executive officers to have confidence in their employment agreements and that such agreements will not be determined to be unenforceable or preempted as a result of an unintended inconsistency with the 2002 Plan.

Summary Description of the 2002 Stock Compensation Plan and Proposed Amendments

      The following is a summary of the principal features of the 2002 Plan. However, the summary does not purport to be a complete description of all the provisions of the 2002 Plan. A copy of the full text of the 2002 Plan will be furnished to any stockholder without charge upon written request made to Walter
G. DeSocio the Secretary of Internap. A copy of the proposed amendment to the 2002 Plan is contained in Appendix D attached to this proxy statement.

Introduction

      The 2002 Plan is intended to help us attract and retain the best personnel, to provide additional incentive to our personnel, and to promote our success.

Stock Subject to Awards

      The stock currently subject to the awards under the 2002 Plan is our authorized but unissued or reacquired common stock, par value $.001 per share. Currently, up to 32,000,000 shares of our common stock are authorized for issuance under the 2002 Plan (which would under the current terms of the 2002 Plan increase to 50,000,000 shares upon approval of the plan by our Series A preferred stockholders), less the number of shares of our common stock subject to options and other equity awards under the SwitchSoft Systems, Inc. Founders 1996 Stock Option Plan, the SwitchSoft Systems, Inc. 1997 Stock Option Plan, the Internap Network Services Corporation 1998 Stock Option/Stock Issuance Plan, the Internap Network Services Corporation Amended 1999 Equity Incentive Plan, the Internap Network Services Corporation 1999 Non-Employee Directors' Stock Option Plan, the Internap Network Services Corporation 1999 Stock Incentive Plan For Non-Officers (formerly the CO SPACE, Inc. 1999 Stock Incentive Plan), and the Internap Network Services Corporation 2000 Non-Officer Equity Incentive Plan. Under the proposed amendment, up to 54,000,000 shares of our common stock would be authorized for issuance under the 2002 Plan (the increase upon approval by our Series A preferred stockholders would be eliminated), less the shares subject to options and other equity awards under the plans listed above. In the event that any award expires or becomes unexercisable without having been exercised in full, the shares not acquired under the award will again become available for issuance under the 2002 Plan, and shares subject to unvested stock bonuses which expire or terminate will again become available for issuance under the 2002 Plan. The number of awards issued and the number of awards available for issuance under the 2002 Plan may be adjusted as described below in the event of a capital reorganization.

      On April 7, 2003, the closing price of our common stock as reported on the NASDAQ SmallCap Market was $.40 per share.

Types of Awards

      The 2002 Plan permits grants of nonqualified stock options, restricted stock bonuses, and rights to acquire restricted stock.

Administration

      The 2002 Plan is administered by our board of directors, or one or more committees, or a combination thereof, as determined by the board. If permitted under law, the board may also authorize one or more of our employees to grant options under the plan. In this summary, we will refer to the administrative body of the 2002 Plan as the committee. Among other powers and duties, the committee interprets plan provisions; establishes rules for operation of the 2002 Plan; determines who will be granted awards from among the eligible individuals; determines the type of award, the price of any award where applicable, the provisions of each award granted, and the number of shares underlying each award; and has the power to modify or amend awards.

      Our board of directors has named our Compensation Committee as the committee authorized to administer the 2002 Plan.

Eligibility for Awards

      General. In consideration of their services, our directors, employees and consultants are eligible for all awards permitted under the 2002 Plan. Consultants include any person engaged by us to render consulting or advisory services and who is compensated for those services, but excluding our officers and directors. Consultants also include any member of the board of directors or governing body of any of our affiliates. No employee, director or consultant is eligible to receive options for more than 10,000,000 shares of our stock during any calendar year.

      Limitation on Grants to Officers and Directors. The aggregate number of shares of our stock issued under the 2002 Plan to our officers (as defined under Rule 16a-1(f) of the Exchange Act) and directors cannot exceed 50% of the shares reserved under the 2002 Plan, as determined at the time of an award issuance to an officer or director, but shares for awards granted to officers not previously employed by us as an inducement to enter an employment contract with us are not counted in this limit. Furthermore, during each period beginning August 14, 2002 and ending August 14 of each year on and after 2005 through the term of the 2002 Plan, less than 50% of the shares subject to awards granted during each such period may be granted to officers and directors, but shares for awards granted to officers not previously employed by us as an inducement to enter an employment contract with us are not counted in this limit.

      As of April 7, 2003, there were approximately 7 directors, 5 officers, 323 employees (excluding officers and directors who are also employees) and 14 consultants eligible to receive grants under the 2002 Plan.

Options Granted

      As of April 7, 2003, we have granted no options under the 2002 Plan.

Terms of Options

      Options granted under the 2002 Plan have terms and conditions as determined by the committee, subject to the provisions and limitations described below:

      Option Price. The exercise price of each option granted under the 2002 Plan is determined by the committee.

      Vesting. Exercisability and vesting of options is determined by the committee, and may include performance criteria. Vesting may be tolled during an unpaid leave of absence.

      Term of Options. The term of an option will not be more than ten years from the date of grant unless otherwise provided in the option agreement.

      Termination of Employment or Service. Following a termination of employment or service for any reason, all unexercised options that were exercisable on the date employment or service terminated remain exercisable (not extending beyond expiration of the options' term) for:

            o such period of time as may be provided in the option agreement, if the termination is for any reason other than death or disability;

            o 12 months, or such other period of time as may be provided in the option agreement, if the termination is due to disability; and

            o 18 months, or such other period of time as may be provided in the option agreement, if the termination is due to death.

      The committee has full power to extend the exercisability of options following termination of employment or service, up to the date of expiration.

      Exercise of Options. Payment of the exercise price is made in any form determined by the committee, including cash, check, promissory note, by surrender to us of shares of our common stock that have either been held for more than six months or were not acquired from us, retention of shares, broker-assisted cashless exercise, subscription agreement, or any other form of legal consideration permitted under law.

      Buy-Out. The committee is permitted to offer to buy out, in cash or shares of our common stock, an option previously granted, on such terms and conditions as the committee decides.

Terms of Restricted Stock Bonuses

      Restricted stock bonuses granted under the 2002 Plan have terms and conditions as determined by our board of directors, subject to the provisions described below:

      Grant. Restricted stock bonuses may be granted in consideration for past services actually rendered.

      Vesting. A restricted stock bonus award may be subject to reacquisition by us under the provisions of a vesting schedule.

      Termination of Employment or Service. Upon a termination of employment or service with us for any reason, we may reacquire the unvested portion of a restricted stock bonus award under the terms of the agreement governing the award.

Terms of Restricted Stock Purchase Awards

      Restricted stock purchase awards granted under the 2002 Plan have terms and conditions as determined by our board of directors, subject to the provisions described below:

      Purchase Price. The purchase price of restricted stock under restricted stock purchase awards under the 2002 Plan is determined by the board. The purchase price is to be paid in cash, under a deferred payment or similar arrangement if the board decides, or in any other form of legal consideration that may be acceptable to the board in its discretion.

      Vesting. Restricted stock issued under a restricted stock purchase award may be subject to reacquisition under the provisions of a vesting schedule.

      Termination of Employment or Service. Upon a termination of employment or service with us for any reason, we may reacquire the unvested portion of a restricted stock purchase award.

Fair Market Value

      Fair market value is generally the closing sale price of our common stock (or the closing bid, if no sales were reported) quoted for the relevant date (or preceding business day if not available for the relevant date) on the NASDAQ SmallCap Market, as published in The Wall Street Journal.

Change in Control

      In the event of a change in control, each outstanding option shall be assumed or an equivalent option substituted by the successor or its parent or subsidiary. If the successor does not agree to assume the option or substitute an equivalent option, the option automatically terminates upon consummation of the change in control.

      Current Provisions. Under current provisions, the term "change in control" is not explicitly defined, but would include a proposed merger or consolidation of us with or into another corporation, or a sale, exchange, lease or similar transfer of all or substantially all of our assets.

      Proposed Amendment. Under the proposed amendment, "change in control" would be defined as:

      The acquisition by any individual, entity or group within the meaning of
Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership within the meaning of Rule 13d-3 of the Exchange Act, of 30% or more of either our then outstanding shares of common stock or the combined voting power entitled to vote on election of our directors, but excluding:

   o acquisition directly from us other than by virtue of the exercise of a conversion privilege unless the converted security was acquired from us,

   o  any acquisition by us,

   o any acquisition by an employee benefit plan or related trust sponsored or maintained by us or any company we control,

   o any acquisition by a corporation in a transaction in which all or substantially all of the beneficial owners of our common stock before the transaction beneficially own, directly or indirectly, more than 60% of the outstanding shares of common stock of the resulting corporation (in this definition, the resulting corporation includes any parent owning our assets through its subsidiaries following a transaction), in substantially the same proportions as their ownership of our common stock before the transaction,

   o any acquisition by a corporation in a transaction in which all or substantially all of the beneficial owners of the combined voting power entitled to vote on election of our directors before the transaction beneficially own, directly or indirectly, more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the resulting corporation, in substantially the same proportions as their ownership of such voting stock before the transaction,

   o any acquisition by a corporation in a transaction in which no entity (other than us, our employee benefit plan or related trust, or the resulting corporation in the transaction) will beneficially own, directly or indirectly, 50% or more of the outstanding shares of common stock of the resulting corporation or 50% or more of the combined voting power of the outstanding securities of the resulting corporation entitled to vote in the election of directors, unless such ownership resulted solely from ownership of our securities before the transaction, and

   o any acquisition by a corporation in a transaction in which members of the incumbent board (as described below) will immediately after consummation of the transaction constitute at least a majority of the board of the resulting corporation.

      A change in the composition of our board of directors such that individuals who constitute the board as of December 31, 2002, excluding members elected pursuant to the terms of our Series A Convertible Preferred Stock, which we refer to as the incumbent board, cease for any reason to constitute at least a majority of our board (excluding the Series A directors); however, any director whose election or nomination was approved by a vote of at least a majority of the incumbent board will be considered to be included as a member of the incumbent board, and any individual whose initial assumption of office as a director occurs as a result of or in connection with either an actual or threatened election contest as defined in Rule 14a-11 under the Exchange Act, or other actual or threatened solicitation of proxies or consents on behalf of an entity other than our board of directors, will not be considered a member of the incumbent board.

      Our stockholders' approval of a merger, reorganization, consolidation or sale or other disposition of all or substantially all our assets, or if any such transaction is subject to governmental consent, the obtaining of such consent, excluding the following:

            o a transaction in which all or substantially all of the beneficial owners of our common stock before the transaction beneficially own, directly or indirectly, more than 60% of the outstanding shares of common stock of the resulting corporation (in this definition, the resulting corporation includes any parent owning our assets through its subsidiaries following a transaction), in substantially the same proportions as their ownership of our common stock before the transaction,

            o a transaction in which all or substantially all of the beneficial owners of the combined voting power entitled to vote on election of our directors before the transaction beneficially own, directly or indirectly, more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the resulting corporation, in substantially the same proportions as their ownership of such voting stock before the transaction,

            o a transaction in which no entity (other than us, our employee benefit plan or related trust, or the resulting corporation in the transaction) will beneficially own, directly or indirectly, 50% or more of the outstanding shares of common stock of the resulting corporation or 50% or more of the combined voting power of the outstanding securities of the resulting corporation entitled to vote in the election of directors, unless such ownership resulted solely from ownership of our securities before the transaction, and

            o a transaction in which individuals who were members of the incumbent board will immediately after consummation of the transaction constitute at least a majority of the board of the resulting corporation.

      The approval by our stockholders of our complete dissolution or liquidation.

      The amendment also confirms that an award may specify that upon a Change in Control, vesting under such award may be accelerated and the time for exercise may be extended and that the Board may add such rights to previously granted awards by amendment.

      The amendment will become effective upon the date of stockholder approval.

Amendment and Termination

      Except as prohibited by applicable law or otherwise expressly provided in an award agreement, the board may amend, alter, suspend or discontinue the 2002 Plan at any time, but no amendment, alteration, suspension or discontinuance or termination of the 2002 Plan will be made which would impair grantee rights under outstanding awards without the grantee's consent. No amendment will affect options already granted unless the award recipient and the board consent in writing. The board may amend the terms of outstanding awards at any time, but the grantee's rights will not be materially impaired and his or her obligations will not be materially increased without the grantee's written consent.

Adjustments

      Subject to any required stockholder action, in the event of a stock split, reverse stock split, stock dividend, spinoff, combination or reclassification of our common stock, or any other increase or decrease in the number of shares or change in the price or characteristic of shares of our common stock effected without our receiving consideration, the board will make an appropriate adjustment to the number of shares subject to the 2002 Plan, and to the number of securities and price per share of outstanding awards. In the event of any distribution to our stockholders of property other than dividends payable in cash or our common stock, without our receiving consideration, the committee may appropriately adjust the price per share of common stock covered by outstanding awards.

Dissolution or Liquidation

      If we are dissolved or liquidated, the board must notify optionees at least 15 days before the dissolution or liquidation, and all outstanding awards under the 2002 Plan automatically terminate immediately before the dissolution or liquidation.

Transferability

      Unless otherwise provided by the committee, options are not transferable except by will or by the laws of descent and distribution. The committee may in its discretion grant transferable options. Rights to acquire shares of our stock under a restricted stock bonus agreement are transferable as set forth in the stock bonus agreement (which is subject to the committee's discretion). Rights to acquire shares of our stock under a restricted stock purchase agreement are transferable as set forth in the restricted stock purchase agreement (which is subject to the committee's discretion).

Federal Income Tax Consequences

      The following is a brief general description of the consequences under the Internal Revenue Code, or IRC, of the receipt or exercise of options under the 2002 Plan:

      Incentive Stock Options. The 2002 Plan does not provide for the grant of incentive stock options.

      Nonqualified Stock Options. Neither we nor the option holder has income tax consequences from the issuance of nonqualified stock options. Generally, in the tax year when an option holder exercises nonqualified stock options, the option holder recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the option price for such shares. We generally will have a deduction in the same amount as the ordinary income recognized by the option holder in our tax year in which or with which the option holder's tax year (of exercise) ends.

      If an option holder exercises a nonqualified stock option by paying the option price with previously acquired shares of our common stock, additional rules apply.

      Limitation on Company Deductions. No federal income tax deduction is allowed for compensation paid to a "covered employee" in any of our taxable years beginning on or after January 1, 1994, to the extent that such compensation exceeds $1,000,000. For this purpose, "covered employees" are generally defined as our chief executive officer and our four highest compensated officers whose annual salary and bonus exceeds $100,000, and the term "compensation" generally includes amounts includable in gross income as a result of the exercise of stock options, or the receipt of stock options. This deduction limitation does not apply to compensation that is (1) commission-based compensation, (2) performance-based compensation, (3) compensation which would not be includable in an employee's gross income, and (4) compensation payable under a written binding contract in existence on February 17, 1993, and not materially modified thereafter.

      Compensation attributable to a stock option will generally satisfy the limitation exception for performance-based compensation if:

            o the grant or award is made by a "compensation committee" (a committee composed of "outside" directors);

            o the "material terms" (including which employees are eligible to receive compensation, the maximum number of shares that may be granted to an optionee and the exercise price of the options) of the plan under which the option or right is granted are disclosed to stockholders and approved by a majority of the stockholder vote;

            o the "compensation committee" certifies that performance goals were in fact satisfied before the compensation is paid; and

            o under the terms of the option or right, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award.

      Stock options granted under the 2002 Plan may satisfy these requirements, depending on their terms and conditions.

      The foregoing discussion is not a complete discussion of all federal income tax aspects of the 2002 Plan. Some of the provisions contained in the IRC have only been summarized, and additional qualifications and refinements may be contained in regulations which will be issued in the future by the Internal Revenue Service. Furthermore, subsequent legislative changes or changes in administrative or judicial interpretation could alter significantly the tax treatment discussed herein. No discussion of state income tax law has been included. Each employee should consult his or her own tax advisors with respect to the tax consequences of participation in the 2002 Plan and disposition of shares acquired under the 2002 Plan.

      ERISA. The 2002 Plan is not, and is not intended to be, an employee benefit plan or qualified retirement plan. The 2002 Plan is not, therefore, subject to the Employee Retirement Income Security Act of 1974, as amended, or
Section 401(a) of the IRC.

Recommendation of the Board of Directors

      The Board of Directors unanimously recommends that you vote "FOR" the proposal to approve the 2002 Stock Compensation Plan and the amendments to the 2002 Stock Compensation Plan to increase by 22,000,000 shares the number of shares of common stock reserved for issuance thereunder and to change the definition of change in control.

                                   PROPOSAL 5

       AMENDMENT TO THE 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN TO INCREASE BY 3,000,000 SHARES THE NUMBER OF SHARES OF COMMON STOCK
                        RESERVED FOR ISSUANCE THEREUNDER

      Our board of directors has approved, and recommends that stockholders approve, an amendment to the Internap Network Services Corporation 1999 Non-Employee Directors' Stock Option Plan, which we refer to in this description as the NEDSOP, increasing by 3,000,000 shares the number of shares of common stock reserved for issuance under the NEDSOP. THE 3,000,000 SHARES WILL BE REDUCED PROPORTIONALLY TO REFLECT THE EFFECTS OF ANY REVERSE STOCK SPLIT, WHETHER EFFECTED PRIOR TO OR AFTER THE ANNUAL MEETING.

General

      On July 22, 1999, our board of directors approved and adopted, subject to stockholder approval, the NEDSOP. The NEDSOP was approved by our stockholders on August 23, 1999. Currently, a maximum of 500,000 shares of the company's common stock may be issued under the NEDSOP.

Reasons for Increasing the Number of Shares Reserved for Issuance

      Our board of directors believes that the amendment is necessary to assure that a sufficient reserve of common stock remains available for issuance under the NEDSOP to allow us to continue to utilize equity incentives to attract and retain the services of non-employee directors having the requisite skills and experience to serve as members of our board of directors. Consequently, we believe that the use of shares under the NEDSOP will provide us with a means for competing for and obtaining the services of such qualified persons.

      Under the proposed amendment to the NEDSOP, we will be authorized to grant options to purchase up to 3,500,000 shares of our common stock, an increase of 3,000,000 shares from the level currently authorized. Our board of directors anticipates that the 3,000,000 additional shares, combined with shares currently available for grant under the NEDSOP, should be sufficient for non-employee director grants for the foreseeable future.

      The amendment will become effective upon the date of stockholder approval.

Summary Description of the 1999 Non-Employee Directors' Stock Option Plan

      The following is a summary of the principal features of the NEDSOP. However, the summary does not purport to be a complete description of all the provisions of the NEDSOP. A copy of the full text of the NEDSOP will be furnished to any stockholder without charge upon written request made to Walter
G. DeSocio the Secretary of Internap. A copy of the proposed amendment to the NEDSOP is contained in Appendix E attached to this proxy statement.

Introduction to the 1999 Non-Employee Directors Stock Option Plan

      The NEDSOP is intended to help us secure and retain the services of quality non-employee directors and to provide additional incentives for those individuals to increase their efforts on our behalf.

Stock Subject to Awards

      The stock currently subject to the awards under the NEDSOP is our common stock, par value $.001 per share. Up to 500,000 shares of our common stock are authorized for issuance under the NEDSOP. In the event that an option expires or otherwise terminates without being exercised, the shares not acquired under the option will again become available for issuance under the plan. The number of awards issued and the number of awards available for issuance under the NEDSOP may be adjusted as described below in the event of a capital reorganization.

      On April 7, 2003, the closing price of our common stock as reported on the NASDAQ SmallCap Market was $.40 per share.

Types of Awards

      The NEDSOP permits grants of nonqualified stock options, which are options that do not qualify as incentive stock options under IRC Section 422, and therefore are taxed under IRC Section 83.

Administration

      The NEDSOP is administered by our board of directors. Among other powers and duties, the board interprets plan provisions; establishes rules for operation of the NEDSOP; and determines the provisions of each option granted.

Eligibility for Awards

      In consideration of their services, each person who is a non-employee director is eligible for all awards permitted under the NEDSOP.

      As of April 7, 2003, there were 6 directors eligible to receive grants under the NEDSOP.

Options Granted

      As of April 7, 2003, current directors who are not executive officers have been granted an aggregate of 560,000 options. Each nominee for election as a director has been granted options as follows: Gregory A. Peters -- no options and Robert D. Shurtleff -- 140,000 options. Robert D. Shurtleff received or is to receive 5% of the options under the NEDSOP.

Terms of Options

      Options granted under the NEDSOP have terms and conditions as determined by the board, subject to the following:

      Formula Grants to Directors. The NEDSOP provides for automatic option grants to non-employee directors according to a formula under the plan. Under the formula, as of the date of initial election or appointment as a non-employee, such non-employee director will automatically receive an option to purchase 40,000 shares. As of the day following the annual stockholders meeting each year, each director who is then a non-employee director and who has been a non-employee director for at least six months will automatically receive an option to purchase 10,000 shares.

      Option Price. The exercise price of each option shall be 100% of the fair market value of the stock subject to the option on the date the option is granted. Notwithstanding the foregoing, an option may be granted with an exercise price lower than that set forth in the preceding sentence if the option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of IRC Section 424(a).

      Vesting. The options are fully vested and exercisable upon receipt.

      Term of Options. The term of any option cannot be more than ten years from the date of grant.

      Termination of Employment or Service. Upon a termination of service with us, all unexercised options remain exercisable (not extending beyond expiration of the options' term) for:

            o three months, if the termination is for any reason other than death or disability;

            o     one year, if the termination is due to disability; and

            o 18 months, if the termination is due to death or if the optionee dies within three months after termination of service other than due to death.

      Exercise of Options. Payment of the exercise price is generally made in cash, or, if the committee decides, by cashless exercise, by surrender to us of shares of our common stock, according to a deferred payment or other arrangement or by any other form of legal consideration that may be acceptable to the board and provided in the option agreement.

Fair Market Value

      Fair market value is generally the closing sales or bid price of our common stock quoted for the last business day before the relevant date for which prices are available on the NASDAQ SmallCap Market, as published in The Wall Street Journal.

Change of Control

      In the event of a sale, lease or other disposition of all or substantially all of our assets, a merger or consolidation in which we are not the surviving corporation, or a reverse merger in which we are the surviving corporation but in which our shares are converted into other property, any surviving corporation or acquiring corporation may assume or continue outstanding awards or may substitute similar awards for those outstanding under the NEDSOP.

Amendment and Termination

      Our board of directors may amend or terminate the NEDSOP at any time, and the NEDSOP automatically expires on July 21, 2009. However, awards already granted will not be affected by termination of the plan. The committee may amend, modify or terminate any outstanding awards under the NEDSOP, but the grantee's consent is required unless the committee determines that the action would not materially and adversely affect the grantee. No amendment will be effective without shareholder approval if necessary to satisfy Rule 16b-3 or any NASDAQ or Securities Exchange listing requirements, and the board may decide to submit any other amendment for shareholder approval.

Adjustments

      In the event of changes in our common stock without our receiving consideration, through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction, the board will make an appropriate adjustment to the classes and number of shares subject to the NEDSOP, and to the class of shares, number of securities and price per share of outstanding awards.

Dissolution or Liquidation

      If we are dissolved or liquidated, all outstanding awards under the NEDSOP automatically terminate immediately before the dissolution or liquidation.

Transferability

      Options may not be transferred except by will or by the laws of descent and distribution.

Federal Income Tax Consequences

      The receipt or exercise of options under the NEDSOP has the consequences described under the sub-heading Nonqualified Stock Options under the federal income tax consequences discussion in Proposal 4 above.

      The foregoing discussion is not a complete discussion of all federal income tax aspects of the NEDSOP. Some of the provisions contained in the IRC have only been summarized, and additional qualifications and refinements may be contained in regulations that will be issued in the future by the Internal Revenue Service. Furthermore, subsequent legislative changes or changes in administrative or judicial interpretation could alter significantly the tax treatment discussed herein. No discussion of state income tax law has been included. Each employee should consult his or her own tax advisors with respect to the tax consequences of participation in the NEDSOP and disposition of shares acquired under the NEDSOP.

      ERISA. The NEDSOP is not, and is not intended to be, an employee benefit plan or qualified retirement plan. The NEDSOP is not, therefore, subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 401(a) of the IRC.

Recommendation of the Board of Directors

      The Board of Directors unanimously recommends that you vote "FOR" the proposal to amend the 1999 Non-Employee Directors' Stock Plan to increase by 3,000,000 shares the number of shares of common stock reserved for issuance thereunder.

                                   PROPOSAL 6

       RATIFICATION OF AMENDED 1999 EQUITY INCENTIVE PLAN AND AMENDMENT
            TO CHANGE THE AMENDED DEFINITION OF CHANGE IN CONTROL

Introduction to the Amended 1999 Equity Incentive Plan

      The Internap Network Services Corporation Amended 1999 Equity Incentive Plan, or EIP, is intended to help us secure and retain the services of quality directors, employees and consultants and to provide incentives for those individuals to exert maximum efforts for our success. Currently, up to 23,095,275 shares have been authorized for issuance under the EIP. Our board of directors has approved, and recommends that stockholders approve, an amendment to the EIP such that the definition of "change in control" and related provisions conform to the corresponding definitions and provisions set forth in executive employment agreements dated as of December 31, 2002, between us and seven executives, including all of our executive officers. The EIP as originally adopted was approved by our stockholders at the time of its adoption, but has since been amended, and we have determined that stockholder approval of the EIP as amended is advisable at this time.

Reasons for Ratification and Amendment to Definition of Change in Control

      We have determined that ratification of the EIP by our stockholders is advisable because such approval would be consistent with customary practice relative to stock compensation plans and would afford participants in those plans certain benefits that are consistent with our interests. Our board of directors believes that the EIP provides an attractive method for key employees to purchase our common stock and provides key employees with an important benefit. Our board of directors believes that stock options play an important role in providing eligible employees and qualifying third parties with an incentive and inducement to contribute fully and to further the growth and development of the company and its affiliates because it aligns those individuals' interests with the interests of our stockholders.

      On December 17, 2002, the Compensation Committee of our board of directors authorized our execution of employment agreements with seven named executives, including all of our executive officers. From April 2002, we have recruited a significant number of executive-level employees, including all but one of our executive officers. In the fall of 2002, the Compensation Committee of our board determined that it would be in our best interests to ensure that key members of our executive management team were provided with at-will employment agreements that provided, among other things, certain severance payments and benefits in the event of involuntary termination without cause and certain other severance payments and benefits in the event of involuntary termination without cause or constructive termination following specified events constituting a "change in control." The executive employment agreements are described in greater detail in the Executive Employment Agreement Subheading under the section of this proxy statement entitled Director and Executive Compensation.

      Because the term "change in control" is not consistently defined between the executive employment agreements and the EIP, if an event occurred that constituted a change in control under the executive employment agreements but did not constitute a change in control under the EIP, it would be unclear whether we could perform our obligations under the executive employment agreements without violating the terms and conditions of the EIP. The board of directors believes that the amendment is necessary to assure that the provisions of the executive employment agreements are valid and binding agreements and that we are able to perform our obligations and commitments under the executive employment agreements. The board of directors believes that it is important for the performance of our executive officers to have confidence in their employment agreements and that such agreements will not be determined to be unenforceable or preempted as a result of an unintended inconsistency with the EIP.

Summary Description of the Amended 1999 Equity Incentive Plan and Proposed Amendment

      The following is a summary of the principal features of the EIP. However, the summary does not purport to be a complete description of all the provisions of the EIP. A copy of the full text of the EIP will be furnished to any stockholder without charge upon written request made to Walter G. DeSocio the Secretary of Internap. A copy of the proposed amendment to the EIP is contained in Appendix F attached to this proxy statement.

Stock Subject to Awards

      The stock currently subject to the awards under the EIP is our unissued or reacquired common stock, par value $.001 per share. Up to 6,500,000 shares of our common stock were initially authorized for issuance under the EIP, but each year the available shares are automatically increased by 3.5% of the total number of shares of our stock outstanding on the anniversary of the EIP's effective date, although each increase is not to exceed 6,500,000. At this time, the authorized shares under the EIP have been increased to a total of 23,095,205 shares. In the event that any award expires or otherwise terminates without having been exercised in full, the shares not acquired under the award will again become available for issuance under the EIP. The number of awards issued and the number of awards available for issuance under the EIP may be adjusted as described below in the event of a capital reorganization

      On April 7, 2003, the closing price of our common stock as reported on the NASDAQ SmallCap Market was $.40 per share.

Types of Awards

      The EIP permits grants of incentive stock options under IRC Section 422, nonqualified stock options, stock bonuses, and rights to acquire restricted stock.

Administration

      The EIP is administered by our board of directors, except when our board of directors has delegated its authority to a committee of board members. The board may decide to limit members of the committee to "outside directors" within the meaning of Section 162(m) of the IRC and "non-employee directors" for purposes of Rule 16b-3 of the Exchange Act. In this summary, we will refer to the administrative body of the EIP as the committee. Among other powers and duties, the committee interprets plan provisions; establishes rules for operation of the EIP; determines who will be granted awards from among the eligible individuals; and determines the type of award, the provisions of each award granted, and the number of shares underlying each award.

      Our board of directors has named our Compensation Committee, which consists exclusively of independent directors in compliance with the provisions of Section 162(m) of the IRC and Section 16 of the Exchange Act, as the committee authorized to administer the EIP.

Eligibility for Awards

      The EIP provides for grants of incentive stock options to employees in consideration of their services as employees. In addition, in consideration of their services, our directors, employees and consultants are eligible for all other awards permitted under the EIP. Consultants include (i) any person engaged by us to render consulting or advisory services and who is compensated for those services, or (ii) any person who is a member of the board of directors of a parent or subsidiary of Internap Network Services Corporation, excluding any such board member who is not compensated by us for services or who is merely paid a director's fee for services. No employee is eligible to receive options for more than 3,000,000 shares of our stock during any calendar year.

      As of April 7, 2003, there were approximately 7 directors, 326 employees (excluding directors who are also employees) and 14 consultants eligible to receive grants under the EIP.

Options Granted

      As of April 7, 2003, we have granted options under the EIP to the named executive officers in the following amounts: Eugene Eidenberg -- 1,200,000 options, Ali Marashi -- 1,992,256 options. As of April 7, 2003, the current executive officers, as a group, have been granted a total of 5,942,256 options under the EIP, and current directors who are not executive officers have been granted an aggregate of 8,000,000 options. Each nominee for election as a director has been granted options as follows: Gregory A. Peters -- 7,400,000 options, Robert D. Shurtleff -- no options. Gregory A. Peters received or is to receive 5% of the options. All other employees have been granted a total of 8,328,063 options.

Terms of Options

      Options granted under the EIP have terms and conditions as determined by the committee, subject to the limitations described below:

      Option Price. The exercise price of each incentive stock option granted under the EIP generally cannot be less than the fair market value of a share of the common stock on the date of grant. The exercise price of each nonqualified stock option generally cannot be less than 85% of the fair market value of a share of our common stock on the date of grant. Exercise prices may be lower for options we issue in replacement of another company's options that we assume as part of a corporate transaction.

      Vesting. Exercisability and vesting of options may be periodic and/or based on other terms and conditions such as performance, and is determined by the committee. In addition, options may be exercisable but not vested, and subject to repurchase (of shares that would not otherwise be exercisable) upon termination of employment. The repurchase price could either be fair market value at the time of repurchase or another price not less than the exercise price paid by the optionee.

      Term of Options. The term of any incentive stock option cannot be more than 10 years from the date of grant.

      Termination of Employment or Service. Upon a termination of employment or service with us for cause, all unexercised options terminate immediately. Following a termination of employment or service for any other reason, all unexercised options that were exercisable on the date employment or service terminated remain exercisable (not extending beyond expiration of the options' term) for:

            o three months, or such other period of time as may be provided in the option agreement, if the termination is for any reason other than death or disability;

            o 12 months, or such other period of time as may be provided in the option agreement, if the termination is due to disability; and

            o 18 months, or such other period of time as may be provided in the option agreement, if the termination is due to death or, if the option agreement so provides, if the optionee dies within a period specified in the option agreement after termination of employment or service other than due to death (with respect to options that were exercisable on the date of death).

      Unless otherwise specified in the option agreement, upon a change in control in which an option is assumed, continued or substituted as described below, then upon termination of employment or service without cause within 13 months following the effective date of the change in control, the option (or any substituted award) automatically vests and becomes fully exercisable, and remains exercisable until it expires in accordance with its terms. Limitations apply if any payment or benefit to an optionee would constitute a "parachute payment" under IRC section 280G.

      Exercise of Options. Payment of the exercise price is generally made in cash, or, if the committee decides (which decision must be made at the time of grant in the case of an incentive stock option), by surrender to us of shares of our common stock, by a deferred payment or similar arrangement, or any other form of legal consideration acceptable to the committee.

      Re-Load Options. The committee is permitted to include in an option agreement a provision that the optionee will receive a re-load option upon exercise of the underlying option and payment of the exercise price in shares of our stock. Under such provision, the optionee would receive a re-load option for a number of shares of stock equal to the number of shares surrendered upon exercise of the underlying option. The re-load option would have an expiration date the same as the underlying option, and would have an exercise price equal to the fair market value of a share on the date the optionee exercised the underlying option and received the re-load option. Re-load options are otherwise subject to the terms and limitations of the EIP.

Terms of Stock Bonuses

      Stock bonuses granted under the EIP have terms and conditions as determined by the committee, subject to the provisions described below:

      Grant. The committee may grant stock bonuses in consideration for past services actually rendered.

      Vesting. A stock bonus award may be subject to repurchase under the provisions of a vesting schedule. The repurchase price could either be fair market value at the time of repurchase or another price not less than any purchase price paid by the award recipient.

      Termination of Employment or Service. Upon a termination of employment or service with us for any reason, we may reacquire the unvested portion of a stock bonus award. Unless otherwise specified in the stock bonus agreement, upon a change in control in which a stock bonus award is assumed, continued or substituted as described below, then upon termination of employment or service without cause within 13 months following the effective date of the change in control, the award (or any substituted award) automatically vests and becomes fully exercisable, and remains exercisable until it expires in accordance with its terms.

Terms of Restricted Stock Awards

      Restricted stock awards granted under the EIP have terms and conditions as determined by the committee, subject to the limitations described below:

      Purchase Price. The purchase price of restricted stock under the EIP cannot be less than 85% of the fair market value of our stock on the date the award is made or at the time the purchase is consummated. The purchase price is generally paid in cash at the time of purchase, or, if the committee decides, by a deferred payment or similar arrangement, or any other form of legal consideration acceptable to the committee.

      Vesting. Restricted stock may be subject to repurchase under the provisions of a vesting schedule. The repurchase price could either be fair market value at the time of repurchase or another price not less than the purchase price paid by the award recipient.

      Termination of Employment or Service. Upon a termination of employment or service with us for any reason, we may reacquire the unvested portion of a restricted stock award. Unless otherwise specified in the restricted stock agreement, upon a change in control in which a restricted stock award is assumed, continued or substituted as described below, then upon termination of employment or service without cause within 13 months following the effective date of the change in control, the award (or any substituted award) automatically vests and becomes fully exercisable, and remains exercisable until it expires in accordance with its terms.

Fair Market Value

      Fair market value is generally the closing sale price of our common stock (or the closing bid, if no sales were reported) quoted for the relevant date on the NASDAQ SmallCap Market, as published in The Wall Street Journal.

Acceleration of Vesting and Change in Control

      The committee has the power at any time to accelerate the time at which an award may be exercised, or the vesting of an award. In the event we experience a change in control, any surviving corporation or acquiring corporation may assume or continue outstanding awards or may substitute similar awards for those outstanding under the EIP. If the surviving corporation or acquiring corporation does not either assume or continue outstanding awards or substitute similar awards for those outstanding under the EIP, awards held by active directors, employees and consultants will automatically become fully vested and exercisable, and all awards (including those held by terminated directors, employees and consultants) will terminate on the date of change in control if not exercised before then. In the event any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act (excluding any employee benefit plan or related trust we or our parent or subsidiary maintains) acquires beneficial ownership within the meaning of Rule 13d-3 under the Exchange Act of securities representing at least

50% of the combined voting power entitled to vote on election of our directors, then all awards held by active directors, employees and consultants will automatically become fully vested and exercisable and remain exercisable until they expire in accordance with their terms. Limitations apply if any payment or benefit to an optionee would constitute a "parachute payment" under IRC section 280G.

      Current Change in Control Definition. Under current provisions, "change in control" (or "corporate transaction") is defined as a sale, lease or other disposition of all or substantially all of our assets, a merger or consolidation in which we are not the surviving corporation, or a reverse merger in which we are the surviving corporation but in which our shares are converted into other property.

      Proposed Amendment. Under the proposed amendment, "change in control" would be defined as:

      The acquisition by any individual, entity or group within the meaning of
Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership within the meaning of Rule 13d-3 of the Exchange Act, of 30% or more of either our then outstanding shares of common stock or the combined voting power entitled to vote on election of our directors, but excluding:

            o acquisition directly from us other than by virtue of the exercise of a conversion privilege unless the converted security was acquired from us,

            o     any acquisition by us,

            o any acquisition by an employee benefit plan or related trust sponsored or maintained by us or any company we control,

            o any acquisition by a corporation in a transaction in which all or substantially all of the beneficial owners of our common stock before the transaction beneficially own, directly or indirectly, more than 60% of the outstanding shares of common stock of the resulting corporation (in this definition, the resulting corporation includes any parent owning our assets through its subsidiaries following a transaction), in substantially the same proportions as their ownership of our common stock before the transaction,

            o any acquisition by a corporation in a transaction in which all or substantially all of the beneficial owners of the combined voting power entitled to vote on election of our directors before the transaction beneficially own, directly or indirectly, more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the resulting corporation, in substantially the same proportions as their ownership of such voting stock before the transaction,

            o any acquisition by a corporation in a transaction in which no entity (other than us, our employee benefit plan or related trust, or the resulting corporation in the transaction) will beneficially own, directly or indirectly, 50% or more of the outstanding shares of common stock of the resulting corporation or 50% or more of the combined voting power of the outstanding securities of the resulting corporation entitled to vote in the election of directors, unless such ownership resulted solely from ownership of our securities before the transaction, and

            o any acquisition by a corporation in a transaction in which members of the incumbent board (as described below) will immediately after consummation of the transaction constitute at least a majority of the board of the resulting corporation.

      A change in the composition of our board of directors such that individuals who constitute the board as of December 31, 2002, excluding members elected pursuant to the terms of our Series A Convertible Preferred Stock, which we refer to as the incumbent board, cease for any reason to constitute at least a majority of our board (excluding the Series A directors); however, any director whose election or nomination was approved by a vote of at least a majority of the incumbent board will be considered to be included as a member of the incumbent board, and any individual whose initial assumption of office as a director occurs as a result of or in connection with either an actual or threatened election contest as defined in Rule 14a-11 under the Exchange Act, or other actual or threatened solicitation of proxies or consents on behalf of an entity other than our board of directors, will not be considered a member of the incumbent board.

      Our stockholders' approval of a merger, reorganization, consolidation or sale or other disposition of all or substantially all our assets, or if any such transaction is subject to governmental consent, the obtaining of such consent, excluding the following:

            o a transaction in which all or substantially all of the beneficial owners of our common stock before the transaction beneficially own, directly or indirectly, more than 60% of the outstanding shares of common stock of the resulting corporation (in this definition, the resulting corporation includes any parent owning our assets through its subsidiaries following a transaction), in substantially the same proportions as their ownership of our common stock before the transaction,

            o a transaction in which all or substantially all of the beneficial owners of the combined voting power entitled to vote on election of our directors before the transaction beneficially own, directly or indirectly, more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the resulting corporation, in substantially the same proportions as their ownership of such voting stock before the transaction,

            o a transaction in which no entity (other than us, our employee benefit plan or related trust, or the resulting corporation in the transaction) will beneficially own, directly or indirectly, 50% or more of the outstanding shares of common stock of the resulting corporation or 50% or more of the combined voting power of the outstanding securities of the resulting corporation entitled to vote in the election of directors, unless such ownership resulted solely from ownership of our securities before the transaction, and

            o a transaction in which individuals who were members of the incumbent board will immediately after consummation of the transaction constitute at least a majority of the board of the resulting corporation.

      The approval by our stockholders of our complete dissolution or liquidation.

      The amendment also confirms that an award may specify that upon a Change in Control, vesting under such award may be accelerated and the time for exercise may be extended and that the Board may add such rights to previously granted awards by amendment.

      The amendment will become effective upon the date of stockholder approval.

Amendment and Termination

      The committee may amend the EIP and the terms of any outstanding awards at any time. However, if necessary to satisfy the requirements of IRC Section 422, Rule 16b-3 of the Exchange Act or any NASDAQ or other securities exchange listing requirements, shareholder approval of any plan amendment is required. The committee may also decide to submit other EIP amendments to stockholders for approval. No amendment will impair the rights under awards already granted unless the award recipient consents in writing. The committee may terminate the EIP at any time, and the EIP will automatically terminate ten years after original approval.

Adjustments

      In the event of changes in our common stock without our receiving consideration, through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction, the committee will make an appropriate adjustment to the classes and number of shares subject to the EIP, to the maximum number of shares permitted to be awarded to any person, and to the class of shares, number of securities and price per share of outstanding awards.

Dissolution or Liquidation

      If we are dissolved or liquidated, all outstanding awards under the EIP automatically terminate immediately before the dissolution or liquidation.

Transferability

      Incentive stock options are not transferable except by will or by the laws of descent and distribution. Nonqualified stock options are transferable to the extent provided in the governing option agreement, or if the option agreement does not provide for transferability, nonqualified stock options are not transferable except by will or by the laws of descent and distribution. Rights to acquire shares of our stock under a stock bonus agreement are transferable as set forth in the stock bonus agreement (which is subject to the committee's discretion). Rights to acquire shares of our stock under a restricted stock agreement are transferable as set forth in the restricted stock agreement (which is subject to the committee's discretion).

Federal Income Tax Consequences

      The following is a brief general description of the consequences under the Internal Revenue Code, or IRC, of the receipt or exercise of options under the
EIP:

      Incentive Stock Options. An option holder has no tax consequences upon issuance or, generally, upon exercise of an incentive stock option. An option holder will recognize income when he or she sells or exchanges the shares acquired upon exercise of an incentive stock option. This income will be taxed at the applicable capital gains rate if the sale or exchange occurs after the expiration of the requisite holding periods. Generally, the requisite holding periods expire two years after the date of grant of the incentive stock option and one year after the date of acquisition of our common stock pursuant to the exercise of the incentive stock option.

      If an option holder disposes of the common stock acquired pursuant to exercise of an incentive stock option before the expiration of the requisite holding periods, the option holder will recognize compensation income in an amount equal to the difference between the option price and the lesser of (i) the fair market value of the shares on the date of exercise and (ii) the price at which the shares are sold. This amount will be taxed at ordinary income rates. If the sale price of the shares is greater than the fair market value on the date of exercise, the difference will be recognized as gain by the option holder and taxed at the applicable capital gains rate. If the sale price of the shares is less than the option price, the option holder will recognize a capital loss equal to the excess of the option price over the sale price. For these purposes, the use of shares acquired upon exercise of an incentive stock option to pay the option price of another option (whether or not it is an incentive stock option) will be considered a disposition of the shares.

      An option holder may have tax consequences upon exercise of an incentive stock option if the aggregate fair market value of shares of the common stock subject to incentive stock options which first become exercisable by an option holder in any one calendar year exceeds $100,000. If this occurs, the excess shares will be treated as though they are subject to a nonqualified stock option instead of an incentive stock option. Upon exercise of an option with respect to these shares, the option holder will have the tax consequences described below with respect to the exercise of nonqualified stock options.

      Finally, except to the extent that an option holder has recognized income with respect to the exercise of an incentive stock option, as described in the preceding paragraphs, the amount by which the fair market value of a share of our common stock at the time of exercise of the incentive stock option exceeds the option price will be included in determining an option holder's alternative minimum taxable income, and may cause the option holder to incur an alternative minimum tax liability in the year of exercise.

      There will be no tax consequences to us upon issuance or, generally, upon exercise of an incentive stock option. However, to the extent that an option holder recognizes ordinary income upon exercise, as described above, we generally will have a deduction in the same amount.

      Nonqualified Stock Options. Neither we nor the option holder has income tax consequences from the issuance of nonqualified stock options. Generally, in the tax year when an option holder exercises nonqualified stock options, the option holder recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the option price for such shares. We generally will have a deduction in the same amount as the ordinary income recognized by the option holder in our tax year in which or with which the option holder's tax year (of exercise) ends.

      If an option holder exercises a nonqualified stock option by paying the option price with previously acquired shares of our common stock, additional rules apply.

      Limitation on Company Deductions. No federal income tax deduction is allowed for compensation paid to a "covered employee" in any of our taxable years beginning on or after January 1, 1994, to the extent that such compensation exceeds $1,000,000. For this purpose, "covered employees" are generally defined as our chief executive officer and our four highest compensated officers whose annual salary and bonus exceeds $100,000, and the term "compensation" generally includes amounts includable in gross income as a result of the exercise of stock options, or the receipt of stock options. This deduction limitation does not apply to compensation that is (1) commission-based compensation, (2) performance-based compensation, (3) compensation which would not be includable in an employee's gross income, and (4) compensation payable under a written binding contract in existence on February 17, 1993, and not materially modified thereafter.

      Compensation attributable to a stock option will generally satisfy the limitation exception for performance-based compensation if:

            o the grant or award is made by a "compensation committee" (a committee composed of "outside" directors);

            o the "material terms" (including which employees are eligible to receive compensation, the maximum number of shares that may be granted to an optionee and the exercise price of the options) of the plan under which the option or right is granted are disclosed to stockholders and approved by a majority of the stockholder vote;

            o the "compensation committee" certifies that performance goals were in fact satisfied before the compensation is paid; and

            o under the terms of the option or right, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award.

      Stock options granted under the EIP may satisfy these requirements, depending upon the specific terms, provisions, restrictions and limitations of such options.

      The foregoing discussion is not a complete discussion of all federal income tax aspects of the EIP. Some of the provisions contained in the IRC have only been summarized, and additional qualifications and refinements may be contained in regulations which will be issued in the future by the Internal Revenue Service. Furthermore, subsequent legislative changes or changes in administrative or judicial interpretation could alter significantly the tax treatment discussed herein. No discussion of state income tax law has been included. Each employee should consult his or her own tax advisors with respect to the tax consequences of participation in the EIP and disposition of shares acquired under the EIP.

      ERISA. The EIP is not, and is not intended to be, an employee benefit plan or qualified retirement plan. The EIP is not, therefore, subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 401(a) of the IRC.

Recommendation of the Board of Directors

      The Board of Directors unanimously recommends that you vote "FOR" the ratification of the 1999 Equity Incentive Plan and approval of the amendment to the 1999 Equity Incentive Plan to change the definition of change in control.

                                   PROPOSAL 7

      RATIFICATION OF AMENDED AND RESTATED 1999 STOCK INCENTIVE PLAN FOR
                           NON-OFFICERS AND AMENDMENT
                TO CHANGE THE DEFINITION OF CHANGE IN CONTROL

Introduction to the 1999 Stock Incentive Plan for Non-Officers

      The Amended and Restated Internap Network Services Corporation 1999 Stock Incentive Plan for Non-Officers (formerly known as the CO SPACE Stock Incentive
Plan), or SIP, is intended to help us secure and retain the services of quality non-officer employees, consultants and advisors, and to provide additional incentives for those individuals to increase their efforts on our behalf. Up to 1,346,840 shares have been authorized for issuance under the SIP, which we assumed in connection with the merger agreement dated May 26, 2000, between us and CO SPACE, Inc. Our board of directors has approved, and recommends that stockholders approve, an amendment to the SIP such that the definition of "change in control" and related provisions conform to the corresponding definitions and provisions set forth in executive employment agreements dated as of December 31, 2002, between us and seven executives, including all of our executive officers.

Reasons for Ratification and Amendment to Definition of Change in Control

      We have determined that ratification of the SIP by our stockholders is advisable because such approval would be consistent with customary practice relative to stock compensation plans and would afford participants in those plans certain benefits that are consistent with our interests. Our board of directors believes that the SIP provides an attractive method for key employees to purchase our common stock and provides key employees with an important benefit. Our board of directors believes that stock options play an important role in providing eligible employees and qualifying third parties with an incentive and inducement to contribute fully and to further the growth and development of the company and its affiliates because it aligns those individuals' interests with the interests of our stockholders.

      On December 17, 2002, the Compensation Committee of our board of directors authorized our execution of employment agreements with seven named executives, including all of our executive officers. From April 2002, we have recruited a significant number of executive-level employees, including all but one of our executive officers. In the fall of 2002, the Compensation Committee of our board determined that it would be in our best interests to ensure that key members of our executive management team were provided with at-will employment agreements that provided, among other things, certain severance payments and benefits in the event of involuntary termination without cause and certain other severance payments and benefits in the event of involuntary termination without cause or constructive termination following specified events constituting a "change in control." The executive employment agreements are described in greater detail in the "Executive Employment Agreements" section of this proxy statement.

      Although the SIP is designed for the benefit of non-officers, one or more of our executive officers currently holds shares issued under the SIP. Therefore, because the term "change in control" is not consistently defined between the executive employment agreements and the SIP, if an event occurred that constituted a change in control under the executive employment agreements but did not constitute a change in control under the SIP, it would be unclear whether we could perform our obligations under the executive employment agreements without violating the terms and conditions of the SIP. The board of directors believes that the amendment is necessary to assure that the provisions of the executive employment agreements are valid and binding agreements and that we are able to perform our obligations and commitments under the executive employment agreements. The board of directors believes that it is important for the performance of our executive officers to have confidence in their employment agreements and that such agreements will not be determined to be unenforceable or preempted as a result of an unintended inconsistency with the SIP.

Summary Description of the 1999 Stock Incentive Plan for Non-Officers and Proposed Amendment

      The following is a summary of the principal features of the SIP. However, the summary does not purport to be a complete description of all the provisions of the SIP. A copy of the full text of the SIP will be furnished to any stockholder without charge upon written request made to Walter G. DeSocio the Secretary of Internap. A copy of the proposed amendment to the SIP is contained in Appendix G attached to this proxy statement.

Stock Subject to Awards

      The stock currently subject to the awards under the SIP is our common stock, par value $0.001 per share. Up to 1,346,840 shares of our common stock are authorized for issuance under the SIP. The number of awards issued and the number of awards available for issuance under the SIP may be adjusted as described below in the event of a capital reorganization.

      On April 7, 2003, the closing price of our common stock as reported on the NASDAQ SmallCap Market was $.40 per share.

Types of Awards

      The SIP permits grants of nonqualified stock options, which are options that do not qualify as incentive stock options under IRC Section 422, and therefore are taxed under IRC Section 83. The SIP also permits grants of awards of our stock in the form of bonus shares, deferred stock awards and performance share awards. In addition, the SIP permits grants of rights to make direct purchases of restricted stock.

Administration

      The SIP is administered by our board of directors, except when our board of directors has delegated its authority to a committee of two or more board members. The board may also delegate administrative authority under the SIP to one of our officers who is also a board member. In this summary, we will refer to the administrative body of the SIP as the committee. Among other powers and duties, the committee interprets plan provisions; establishes rules for operation of the SIP; determines who will be granted awards from among the eligible individuals; and determines the type of award, the provisions of each award granted, and the number of shares underlying each award.

      Our board of directors has named our Compensation Committee as the committee authorized to administer the SIP.

Eligibility for Awards

      In consideration of their services, our employees, consultants and advisors (and those of our parents or subsidiaries) are eligible for all awards permitted under the SIP. However, no person is eligible who holds a position of vice president or higher, who would be considered an officer or director under Rule 4460(i)(1)(A) of the National Association of Securities Dealers Manual, who would be subject to Section 16(b) of the Exchange Act, or whose eligibility would require stockholder approval of the SIP under any law or regulation or rules of any stock exchange or market system on which our stock is listed. If not inconsistent with any law or regulation or rules of any stock exchange or market system on which our stock is listed, awards under the SIP may also be granted as an inducement to enter an employment contract with us or our parent or subsidiaries.

      As of April 7, 2003, there were approximately 322 employees, 14 consultants and no advisors eligible to receive grants under the SIP.

Options Granted

      As of April 7, 2003, we have granted options under the SIP to the named executive officers in the following amounts: Ali Marashi - 50,000 options. As of April 7, 2003, the current executive officers, as a group, have been granted a total of 50,000 options under the SIP, and current directors who are not executive officers have been granted no options. Neither nominee for election as a director has been granted options under the SIP. All other employees have been granted a total of 2,003,343 options.

Terms of Options

      Options granted under the SIP have terms and conditions as determined by the committee, subject to the following:

      Option Price. The exercise price of an option is determined by the committee.

      Vesting. Unless otherwise specified by the committee, options become exercisable as to 25% of the shares on the first anniversary of the date of grant, and the remaining 75% vest in 36 equal monthly installments commencing one month after the first anniversary of grant. The committee may also specify any other conditions to the exercise of an option. The committee has the right to accelerate the exercisability of any option at any time.

      Term of Options. The term of any option cannot be more than 10 years from the date of grant.

      Termination of Employment or Service. Upon a termination of employment or service with us for cause, all unexercised options terminate immediately. Following a termination of employment or service for any other reason, all unexercised options that were exercisable on the date employment or service terminated remain exercisable (not extending beyond expiration of the options' term) for:

         o three months, if the termination is for any reason other than death or disability;

         o  one year, if the termination is due to disability; and

         o 180 days, if the termination is due to death or if the optionee dies within 30 days after termination of employment other than due to death (with respect to options that were exercisable on the date of death).

      Unless otherwise specified in the option agreement, upon termination of service following a change in control in which an option is assumed, continued or substituted as described below, then upon termination of employment or service without cause within 13 months following the effective date of the change of control, the option (or any substituted award) automatically vests and becomes fully exercisable, and remains exercisable until it expires in accordance with its terms. Limitations apply if any payment or benefit to an optionee would constitute a "parachute payment" under IRC section 280G.

      Exercise of Options. Payment of the exercise price is generally made in cash, or, if the committee decides, by cashless exercise, by surrender to us of shares of our common stock that have been held for at least six months, by delivery of a promissory note, or a combination of any of the foregoing.

Terms of Awards of Stock and Restricted Stock Rights

      Stock awards and rights to purchase restricted stock granted under the SIP have terms and conditions as determined by the committee. The committee may establish rules in a stock rights agreement with respect to misconduct committed by a grantee. The committee may also apply transfer restrictions, rights of first refusal, vesting provisions, and repurchase rights, and other restrictions applicable to shares issued in respect of an award as the committee decides. The committee determines the purchase price applicable to any rights to acquire restricted stock.

      Unless otherwise specified in the agreement governing an award, upon a change in control in which an award is assumed, continued or substituted as described below, then upon termination of employment or service without cause within 13 months following the effective date of the change of control, the award (or any substituted award) automatically vests and becomes fully exercisable, and remains exercisable until it expires in accordance with its terms.

Fair Market Value

      Fair market value is the closing bid price last quoted for the relevant date by the applicable national securities exchange or quotation service.

Acceleration of Vesting and Change of Control

      In the event we experience a change of control (or corporate transaction), any surviving corporation or acquiring corporation may assume or continue outstanding awards or may substitute similar awards for those outstanding under the SIP. If the surviving corporation or acquiring corporation does not either assume or continue outstanding awards or substitute similar awards for those outstanding under the SIP, awards held by active directors, employees and consultants will automatically become fully vested and exercisable, and all awards (including those held by terminated directors, employees and consultants) will terminate on the date of change of control if not exercised before then. In the event any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act (excluding any employee benefit plan or related trust we or our parent or subsidiary maintains) acquires beneficial ownership within the meaning of Rule 13d-3 under the Exchange Act of securities representing at least 50% of the combined voting power entitled to vote on election of our directors, then all awards held by active directors, employees and consultants will automatically become fully vested and exercisable and remain exercisable until they expire in accordance with their terms. Limitations apply if any payment or benefit to an optionee would constitute a "parachute payment" under IRC section 280G. The foregoing provisions will not apply if an agreement governing an award specifies otherwise.

      Current Change in Control/Corporate Transaction Definition. Under current provisions, "change in control" (or "corporate transaction") is defined as a sale, lease or other disposition of all or substantially all of our assets, a merger or consolidation in which we are not the surviving corporation, or a reverse merger in which we are the surviving corporation but in which our shares are converted into other property.

      Proposed Amendment. Under the proposed amendment, "change in control" and "corporate transaction" would be defined the same. Change in control and corporate transaction would be defined as:

      The acquisition by any individual, entity or group within the meaning of
Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership within the meaning of Rule 13d-3 of the Exchange Act, of 30% or more of either our then outstanding shares of common stock or the combined voting power entitled to vote on election of our directors, but excluding:

            o acquisition directly from us other than by virtue of the exercise of a conversion privilege unless the converted security was acquired from us,

            o     any acquisition by us,

            o any acquisition by an employee benefit plan or related trust sponsored or maintained by us or any company we control,

            o any acquisition by a corporation in a transaction in which all or substantially all of the beneficial owners of our common stock before the transaction beneficially own, directly or indirectly, more than 60% of the outstanding shares of common stock of the resulting corporation (in this definition, the resulting corporation includes any parent owning our assets through its subsidiaries following a transaction), in substantially the same proportions as their ownership of our common stock before the transaction,

            o any acquisition by a corporation in a transaction in which all or substantially all of the beneficial owners of the combined voting power entitled to vote on election of our directors before the transaction beneficially own, directly or indirectly, more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the resulting corporation, in substantially the same proportions as their ownership of such voting stock before the transaction,

            o any acquisition by a corporation in a transaction in which no entity (other than us, our employee benefit plan or related trust, or the resulting corporation in the transaction) will beneficially own, directly or indirectly, 50% or more of the outstanding shares of common stock of the resulting corporation or 50% or more of the combined voting power of the outstanding securities of the resulting corporation entitled to vote in the election of directors, unless such ownership resulted solely from ownership of our securities before the transaction, and

            o any acquisition by a corporation in a transaction in which members of the incumbent board (as described below) will immediately after consummation of the transaction constitute at least a majority of the board of the resulting corporation.

      A change in the composition of our board of directors such that individuals who constitute the board as of December 31, 2002, excluding members elected pursuant to the terms of our Series A Convertible Preferred Stock, which we refer to as the incumbent board, cease for any reason to constitute at least a majority of our board (excluding the Series A directors); however, any director whose election or nomination was approved by a vote of at least a majority of the incumbent board will be considered to be included as a member of the incumbent board, and any individual whose initial assumption of office as a director occurs as a result of or in connection with either an actual or threatened election contest as defined in Rule 14a-11 under the Exchange Act, or other actual or threatened solicitation of proxies or consents on behalf of an entity other than our board of directors, will not be considered a member of the incumbent board.

      The approval by our stockholders of our complete dissolution or liquidation.

      Our stockholders' approval of a merger, reorganization, consolidation or sale or other disposition of all or substantially all our assets, or if any such transaction is subject to governmental consent, the obtaining of such consent, excluding the following:

            o a transaction in which all or substantially all of the beneficial owners of our common stock before the transaction beneficially own, directly or indirectly, more than 60% of the outstanding shares of common stock of the resulting corporation, in substantially the same proportions as their ownership of our common stock before the transaction,

            o a transaction in which all or substantially all of the beneficial owners of the combined voting power entitled to vote on election of our directors before the transaction beneficially own, directly or indirectly, more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the resulting corporation, in substantially the same proportions as their ownership of such voting stock before the transaction,

            o a transaction in which no entity (other than us, our employee benefit plan or related trust, or the resulting corporation in the transaction) will beneficially own, directly or indirectly, 50% or more of the outstanding shares of common stock of the resulting corporation or 50% or more of the combined voting power of the outstanding securities of the resulting corporation entitled to vote in the election of directors, unless such ownership resulted solely from ownership of our securities before the transaction, and

            o a transaction in which individuals who were members of the incumbent board will immediately after consummation of the transaction constitute at least a majority of the board of the resulting corporation.

      The amendment also confirms that an award may specify that upon a Change in Control, vesting under such award may be accelerated and the time for exercise may be extended and that the Board may add such rights to previously granted awards by amendment.

      The amendment will become effective upon the date of stockholder approval.

Amendment and Termination

      Our board of directors may amend or terminate the SIP at any time, and the SIP automatically expires on June 28, 2009. However, awards already granted will not be affected by termination of the plan. The committee may amend, modify or terminate any outstanding awards under the SIP, but the grantee's consent is required unless the committee determines that the action would not materially and adversely affect the grantee.

Adjustments

      In the event of changes in our common stock without our receiving consideration, through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction, the committee will make an appropriate adjustment to the classes and number of shares subject to the

SIP, and to the class of shares, number of securities and price per share of outstanding awards (except as otherwise provided in the agreement governing an award).

Dissolution or Liquidation

      If we are dissolved or liquidated, all outstanding awards under the SIP automatically terminate immediately before the dissolution or liquidation, except as otherwise provided in an agreement governing an award.

Transferability

      Options may be transferred to the extent provided in the option agreement for estate planning purposes. Otherwise, no awards are assignable or transferable except by will or the laws of descent and distribution. Any attempt to transfer an award in a way not permitted under the SIP renders the award null and void.

Federal Income Tax Consequences

      The following is a brief general description of the consequences under the Internal Revenue Code, or IRC, of the receipt or exercise of options under the
SIP:

      Incentive Stock Options. The SIP does not provide for the grant of incentive stock options.

      Nonqualified Stock Options. Neither we nor the option holder has income tax consequences from the issuance of nonqualified stock options. Generally, in the tax year when an option holder exercises nonqualified stock options, the option holder recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the option price for such shares. We generally will have a deduction in the same amount as the ordinary income recognized by the option holder in our tax year in which or with which the option holder's tax year (of exercise) ends.

      If an option holder exercises a nonqualified stock option by paying the option price with previously acquired shares of our common stock, additional rules apply.

      Limitation on Company Deductions. No federal income tax deduction is allowed for compensation paid to a "covered employee" in any of our taxable years beginning on or after January 1, 1994, to the extent that such compensation exceeds $1,000,000. For this purpose, "covered employees" are generally defined as our chief executive officer and our four highest compensated officers whose annual salary and bonus exceeds $100,000, and the term "compensation" generally includes amounts includable in gross income as a result of the exercise of stock options, or the receipt of stock options. This deduction limitation does not apply to compensation that is (1) commission-based compensation, (2) performance-based compensation, (3) compensation which would not be includable in an employee's gross income, and (4) compensation payable under a written binding contract in existence on February 17, 1993, and not materially modified thereafter.

      Compensation attributable to a stock option will generally satisfy the limitation exception for performance-based compensation if:

            o the grant or award is made by a "compensation committee" (a committee composed of "outside" directors);

            o the "material terms" (including which employees are eligible to receive compensation, the maximum number of shares that may be granted to an optionee and the exercise price of the options) of the plan under which the option or right is granted are disclosed to stockholders and approved by a majority of the stockholder vote;

            o the "compensation committee" certifies that performance goals were in fact satisfied before the compensation is paid; and

            o under the terms of the option or right, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award.

      Awards granted under the SIP are not designed to satisfy these requirements.

      The foregoing discussion is not a complete discussion of all federal income tax aspects of the SIP. Some of the provisions contained in the IRC have only been summarized, and additional qualifications and refinements may be contained in regulations that will be issued in the future by the Internal Revenue Service. Furthermore, subsequent legislative changes or changes in administrative or judicial interpretation could alter significantly the tax treatment discussed herein. No discussion of state income tax law has been included. Each employee should consult his or her own tax advisors with respect to the tax consequences of participation in the SIP and disposition of shares acquired under the SIP.

      ERISA. The SIP is not, and is not intended to be, an employee benefit plan or qualified retirement plan. The SIP is not, therefore, subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 401(a) of the IRC.

Recommendation of the Board of Directors

      The Board of Directors unanimously recommends that you vote "FOR" the ratification of the Amended and Restated 1999 Stock Incentive Plan for Non-Officers and the approval of the amendment to the Amended and Restated 1999 Stock Incentive Plan for Non-Officers to change the definition of change in control.

                                   PROPOSAL 8

  RATIFICATION OF THE AMENDED AND RESTATED 1998 STOCK OPTION/STOCK ISSUANCE PLAN
       AND AMENDMENT TO CHANGE THE DEFINITION OF CHANGE IN CONTROL

Introduction to the Amended and Restated 1998 Stock Option/Stock Issuance Plan

      The Internap Network Services Corporation Amended and Restated 1998 Stock Option/Stock Issuance Plan, or 1998 Plan, is intended to provide eligible individuals who are responsible for our management, growth and financial success or who otherwise render valuable services to us with the opportunity to acquire (or increase) a proprietary interest in the company, and thereby encourage them to remain in our service. Currently, up to 4,035,000 shares have been authorized for issuance under the 1998 Plan. Our board of directors has approved, and recommends that stockholders approve, an amendment to the 1998 Plan such that the definition of "change in control" and related provisions conform to the corresponding definitions and provisions set forth in executive employment agreements dated as of December 31, 2002, between us and seven executives, including all of our executive officers.

Reasons for Ratification and Amendment to Definition of Change in Control

      We have determined that ratification of the 1998 Plan as amended by our stockholders is advisable because such approval would be consistent with customary practice relative to stock compensation plans and would afford participants in those plans certain benefits that are consistent with our interests. Our board of directors believes that the 1998 Plan provides an attractive method for key employees to purchase our common stock and provides key employees with an important benefit. Our board of directors believes that stock options play an important role in providing eligible employees and qualifying third parties with an incentive and inducement to contribute fully and to further the growth and development of the company and its affiliates because it aligns those individuals' interests with the interests of our stockholders.

      On December 17, 2002, the Compensation Committee of our board of directors authorized our execution of employment agreements with seven named executives, including all of our executive officers. From April 2002, we have recruited a significant number of executive-level employees, including all but one of our executive officers. In the fall of 2002, the Compensation Committee of our board determined that it would be in our best interests to ensure that key members of our executive management team were provided with at-will employment agreements that provided, among other things, certain severance payments and benefits in the event of involuntary termination without cause and certain other severance payments and benefits in the event of involuntary termination without cause or constructive termination following specified events constituting a "change in control." The executive employment agreements are described in greater detail in the "Executive Employment Agreements" section of this proxy statement.

      Because the term "change in control" is not consistently defined between the executive employment agreements and the 1998 Plan, if an event occurred that constituted a change in control under the executive employment agreements but did not constitute a change in control under the 1998 Plan, it would be unclear whether we could perform our obligations under the executive employment agreements without violating the terms and conditions of the 1998 Plan. The board of directors believes that the amendment is necessary to assure that the provisions of the executive employment agreements are valid and binding agreements and that we are able to perform our obligations and commitments under the executive employment agreements. The board of directors believes that it is important for the performance of our executive officers to have confidence in their employment agreements and that such agreements will not be determined to be unenforceable or preempted as a result of an unintended inconsistency with the 1998 Plan.

Summary Description of the Amended and Restated 1998 Stock Option/Stock Issuance Plan and Proposed Amendment

      The following is a summary of the principal features of the 1998 Plan. However, the summary does not purport to be a complete description of all the provisions of the 1998 Plan. A copy of the full text of the 1998 Plan will be furnished to any stockholder without charge upon written request made to Walter
G. DeSocio the Secretary
of Internap. A copy of the proposed amendment to the 1998 Plan is contained in Appendix H attached to this proxy statement.

Stock Subject to Awards

      The stock currently subject to the awards under the 1998 Plan is our unissued or reacquired common stock, par value $.001 per share. Up to 4,035,000 shares of our common stock have been authorized for issuance under the 1998 Plan. In the event that any options are not exercised or are surrendered prior to expiration or termination, or any options are canceled in accordance with provisions described below, the shares not acquired under the award will again become available for issuance under the 1998 Plan. The number of awards issued and the number of awards available for issuance under the 1998 Plan may be adjusted as described below in the event of a capital reorganization.

      On April 7, 2003, the closing price of our common stock as reported on the NASDAQ SmallCap Market was $.40 per share.

Types of Awards

      The 1998 Plan permits grants of incentive stock options under IRC Section 422, nonqualified stock options and stock issuances.

Administration

      The 1998 Plan is administered by our board of directors, except when our board of directors has delegated its authority to a committee of board members. The board may decide to limit members of the committee to "outside directors" within the meaning of Section 162(m) of the IRC and "non-employee directors" for purposes of Rule 16b-3 of the Exchange Act. In this summary, we will refer to the administrative body of the 1998 Plan as the committee. Among other powers and duties, the committee interprets plan provisions; establishes rules for operation of the 1998 Plan; and determines who among the eligible individuals will receive awards under the 1998 Plan, the number of shares covered by an award, the exercisability and vesting provisions of an award, and the term of an award.

      Our board of directors has named our Compensation Committee, which consists exclusively of independent directors in compliance with the provisions of Section 162(m) of the IRC and Section 16 of the Exchange Act, as the committee authorized to administer the 1998 Plan.

Eligibility for Awards

      In consideration of their services, the 1998 Plan provides for grants of options and share issuances to the following: (i) key employees of the company or its parent or subsidiary corporations who render services that contribute to our success and growth, or that reasonably may be anticipated to contribute to our future success and growth; (ii) the non-employee members of our board of directors or a board of directors of our parent or subsidiary corporations;
(iii) consultants and independent contractors who provide valuable services to the company or its parent or subsidiary corporations. No employee is eligible to receive options for more than 2,000,000 shares of our stock during any calendar year.

      As of April 7, 2003, there were approximately 6 non-employee directors, 327 employees and 14 consultants and independent contractors eligible to receive grants under the 1998 Plan.

Options Granted

      As of April 7, 2003, we have granted options under the 1998 Plan to the named executive officers in the following amounts: Eugene Eidenberg -- 400,000 options. As of April 7, 2003, the current executive officers, as a group, have been granted a total of 400,000 options under the 1998 Plan, and current directors who are not executive officers have been granted an aggregate of 400,000 options. Neither nominee for election as a director has been granted options. All other employees have been granted a total of 12,295,052 options.

Terms of Options

      Options granted under the 1998 Plan have terms and conditions as determined by the committee, subject to the provisions described below:

      Option Price. The exercise price of options is determined by the committee, but the exercise price of each incentive stock option granted under the 1998 Plan cannot be less than the fair market value of a share of our common stock on the date of grant.

      Vesting. Exercisability and vesting of options is determined by the committee. Vesting and exercisability may be accelerated as described below.

      Termination of Employment or Service. Upon termination of employment or service with us for cause, all options terminate immediately. Upon a termination of employment or service with us for any other reason, all unexercised options that were exercisable on the date employment or service terminated remain exercisable (not extending beyond expiration of the options' term) for the period of time provided in the option agreement, not to exceed 12 months. Any option that is exercisable on the date of death of the optionee may be exercised within one year of the optionee's death, but not beyond expiration of the option's term. The committee has discretion under the 1998 Plan to permit outstanding options to be exercised, following termination of employment during the period during which an optionee's options remain exercisable, for which the option would have become exercisable during such period had termination of employment or service not occurred. The committee also has discretion to extend the period of exercisability of options following termination of employment or service, but not beyond the expiration of the options' term.

      Unless otherwise specified in the option agreement, following a change in control in which an option is assumed, continued or substituted as described below, then upon termination of employment or service without cause within 13 months following the effective date of the change in control, the option (or any substituted award) automatically vests and becomes fully exercisable, and remains exercisable until it expires in accordance with its terms. Limitations apply if any payment or benefit to an optionee would constitute a "parachute payment" under IRC section 280G.

      Term of Options. The term of any option cannot be more than ten years from the date of grant.

      Exercise of Options. Payment of the exercise price can be made in cash, check, by surrender of shares of our stock held for a minimum period, or by cashless exercise. The committee may permit payment through a company loan or in installments, and loans may be subject to forgiveness in the discretion of the committee.

      Re-Grant Options. The committee is permitted at any time, with the consent of affected optionees, to cancel outstanding options and grant new options in substitution for the canceled options. In the case of incentive stock options, the substitute options will have an exercise price at least 100% of the fair market value of our common stock on the new grant date.

Terms of Stock Issuances

      Stock issuances granted under the 1998 Plan have terms and conditions as determined by the committee, subject to the provisions described below:

      Grant and Consideration. The committee may grant direct issuances of our stock under the 1998 Plan, for such consideration as the committee determines from time to time. The consideration received by us for stock issuances may be less than 100% of the fair market value of the issued shares. The form of consideration acceptable under the 1998 Plan is cash, check, promissory note, or services rendered. The committee may permit payment through a company loan or in installments, and loans may be subject to forgiveness in the discretion of the committee.

      Vesting. The committee determines any vesting provisions of the stock subject to a stock issuance award. Unvested shares may not be transferred, but a recipient is entitled to vote unvested shares and to receive dividends payable with respect to unvested shares.

      Termination of Employment or Service. Upon a termination of employment or service with us for any reason, we may reacquire the unvested portion of a stock issuance award. Unless otherwise specified in the stock issuance agreement, following a change in control in which a stock issuance award is assumed, continued or substituted as described below, then upon termination of employment or service without cause within 13 months following the effective date of the change in control, the award (or any substituted award) automatically vests and becomes fully exercisable, and remains exercisable until it expires in accordance with its terms. Limitations apply if any payment or benefit to an optionee would constitute a "parachute payment" under IRC section 280G.

Fair Market Value

      Fair market value is generally the closing selling price of our common stock quoted for the relevant date (or the most recent preceding date for which a quote is available, if there is no reported sale on the relevant date) on the NASDAQ SmallCap Market.

Acceleration of Vesting and Change in Control

      The committee has the power at any time to accelerate the time at which an award may be exercised, or the vesting of an award. In the event we experience a change in control or corporate transaction, any surviving corporation or acquiring corporation may assume or continue outstanding awards or may substitute similar awards for those outstanding under the 1998 Plan. If the surviving corporation or acquiring corporation does not either assume or continue outstanding awards or substitute similar awards for those outstanding under the 1998 Plan, awards held by active directors, employees and consultants will automatically become fully vested and exercisable, and all awards (including those held by terminated directors, employees and consultants) will terminate on the date of change in control or corporate transaction if not exercised before then. In the event any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act (excluding any employee benefit plan or related trust we or our parent or subsidiary maintains) acquires beneficial ownership within the meaning of Rule 13d-3 under the Exchange Act of securities representing at least 50% of the combined voting power entitled to vote on election of our directors, then all awards held by active directors, employees and consultants will automatically become fully vested and exercisable and remain exercisable until they expire in accordance with their terms. Limitations apply if any payment or benefit to an optionee would constitute a "parachute payment" under IRC section 280G.

      Current Change in Control Definition. Under current provisions, "change in control" (or "corporate transaction") is defined as a sale, lease or other disposition of all or substantially all of our assets, a merger or consolidation in which we are not the surviving corporation, or a reverse merger in which we are the surviving corporation but in which our shares are converted into other property.

      Proposed Amendment. Under the proposed amendment, "change in control" would be defined as:

      The acquisition by any individual, entity or group within the meaning of
Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership within the meaning of Rule 13d-3 of the Exchange Act, of 30% or more of either our then outstanding shares of common stock or the combined voting power entitled to vote on election of our directors, but excluding:

            o acquisition directly from us other than by virtue of the exercise of a conversion privilege unless the converted security was acquired from us,

            o     any acquisition by us,

            o any acquisition by an employee benefit plan or related trust sponsored or maintained by us or any company we control,

            o any acquisition by a corporation in a transaction in which all or substantially all of the beneficial owners of our common stock before the transaction beneficially own, directly or indirectly, more than 60% of the outstanding shares of common stock of the resulting corporation (in this definition, the resulting corporation includes any parent owning our assets through its subsidiaries following a transaction), in substantially the same proportions as their ownership of our common stock before the transaction,

            o any acquisition by a corporation in a transaction in which all or substantially all of the beneficial owners of the combined voting power entitled to vote on election of our directors before the transaction beneficially own, directly or indirectly, more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the resulting corporation, in substantially the same proportions as their ownership of such voting stock before the transaction,

            o any acquisition by a corporation in a transaction in which no entity (other than us, our employee benefit plan or related trust, or the resulting corporation in the transaction) will beneficially own, directly or indirectly, 50% or more of the outstanding shares of common stock of the resulting corporation or 50% or more of the combined voting power of the outstanding securities of the resulting corporation entitled to vote in the election of directors, unless such ownership resulted solely from ownership of our securities before the transaction, and

            o any acquisition by a corporation in a transaction in which members of the incumbent board (as described below) will immediately after consummation of the transaction constitute at least a majority of the board of the resulting corporation.

      A change in the composition of our board of directors such that individuals who constitute the board as of December 31, 2002, excluding members elected pursuant to the terms of our Series A Convertible Preferred Stock, which we refer to as the incumbent board, cease for any reason to constitute at least a majority of our board (excluding the Series A directors); however, any director whose election or nomination was approved by a vote of at least a majority of the incumbent board will be considered to be included as a member of the incumbent board, and any individual whose initial assumption of office as a director occurs as a result of or in connection with either an actual or threatened election contest as defined in Rule 14a-11 under the Exchange Act, or other actual or threatened solicitation of proxies or consents on behalf of an entity other than our board of directors, will not be considered a member of the incumbent board.

      The approval by our stockholders of our complete dissolution or liquidation.

      Our stockholders of a merger, reorganization, consolidation or sale or other disposition of all or substantially all our assets, or if any such transaction is subject to governmental consent, the obtaining of such consent, excluding the following:

            o a transaction in which all or substantially all of the beneficial owners of our common stock before the transaction beneficially own, directly or indirectly, more than 60% of the outstanding shares of common stock of the resulting corporation (in this definition, the resulting corporation includes any parent owning our assets through its subsidiaries following a transaction), in substantially the same proportions as their ownership of our common stock before the transaction,

            o a transaction in which all or substantially all of the beneficial owners of the combined voting power entitled to vote on election of our directors before the transaction beneficially own, directly or indirectly, more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the resulting corporation, in substantially the same proportions as their ownership of such voting stock before the transaction,

            o a transaction in which no entity (other than us, our employee benefit plan or related trust, or the resulting corporation in the transaction) will beneficially own, directly or indirectly, 50% or more of the outstanding shares of common stock of the resulting corporation or 50% or more of the combined voting power of the outstanding securities of the resulting corporation entitled to vote in the election of directors, unless such ownership resulted solely from ownership of our securities before the transaction, and

            o a transaction in which individuals who were members of the incumbent board will immediately after consummation of the transaction constitute at least a majority of the board of the resulting corporation.

      A "corporate transaction" would be defined under the amendment as a "change in control".

      The amendment also confirms that an award may specify that upon a Change in Control, vesting under such award may be accelerated and the time for exercise may be extended and that the Board may add such rights to previously granted awards by amendment.

      The amendment will become effective upon the date of stockholder approval.

Amendment and Termination

      The committee may amend the 1998 Plan at any time. However, shareholder approval is required for any amendment that would materially increase the number of shares authorized under the 1998 Plan, materially increase the benefits accruing to participants in the 1998 Plan, or materially modify the eligibility requirements for participation. No amendment will impair the rights under awards already granted unless the award recipient consents in writing. The 1998 Plan will automatically terminate ten years after original approval.

Adjustments

      In the event of changes in our common stock without our receiving consideration, through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction, the committee will make an appropriate adjustment to the classes and number of shares subject to the 1998 Plan, to the maximum number of shares permitted to be awarded to any person, and to the class of shares, number of securities and price per share of outstanding awards.

Dissolution or Liquidation

      If we are dissolved or liquidated, all outstanding awards under the 1998 Plan automatically terminate immediately before the dissolution or liquidation.

Transferability

      Options are not transferable except by will or by the laws of descent and distribution. Shares subject to a stock issuance grant are not transferable until vested, except that a grantee may make a gift of unvested shares to his or her spouse, parents, issue or a trust for such individuals if the recipient of the gift agrees to be bound by the terms of the stock issuance award.

Federal Income Tax Consequences

      The following is a brief general description of the consequences under the Internal Revenue Code, or IRC, of the receipt or exercise of options under the 1998 Plan:

      Incentive Stock Options. An option holder has no tax consequences upon issuance or, generally, upon exercise of an incentive stock option. An option holder will recognize income when he or she sells or exchanges the shares acquired upon exercise of an incentive stock option. This income will be taxed at the applicable capital gains rate if the sale or exchange occurs after the expiration of the requisite holding periods. Generally, the requisite holding periods expire two years after the date of grant of the incentive stock option and one year after the date of acquisition of our common stock pursuant to the exercise of the incentive stock option.

      If an option holder disposes of the common stock acquired pursuant to exercise of an incentive stock option before the expiration of the requisite holding periods, the option holder will recognize compensation income in an amount equal to the difference between the option price and the lesser of (i) the fair market value of the shares on the date of exercise and (ii) the price at which the shares are sold. This amount will be taxed at ordinary income rates. If the sale price of the shares is greater than the fair market value on the date of exercise, the difference will be recognized as gain by the option holder and taxed at the applicable capital gains rate. If the sale price of the shares is less than the option price, the option holder will recognize a capital loss equal to the excess of the option price over the sale price. For these purposes, the use of shares acquired upon exercise of an incentive stock option to pay the option price of another option (whether or not it is an incentive stock option) will be considered a disposition of the shares.

      An option holder may have tax consequences upon exercise of an incentive stock option if the aggregate fair market value of shares of the common stock subject to incentive stock options which first become exercisable by an option holder in any one calendar year exceeds $100,000. If this occurs, the excess shares will be treated as though they are subject to a nonqualified stock option instead of an incentive stock option. Upon exercise of an option with respect to these shares, the option holder will have the tax consequences described below with respect to the exercise of nonqualified stock options.

      Finally, except to the extent that an option holder has recognized income with respect to the exercise of an incentive stock option, as described in the preceding paragraphs, the amount by which the fair market value of a share of our common stock at the time of exercise of the incentive stock option exceeds the option price will be included in determining an option holder's alternative minimum taxable income, and may cause the option holder to incur an alternative minimum tax liability in the year of exercise.

      There will be no tax consequences to us upon issuance or, generally, upon exercise of an incentive stock option. However, to the extent that an option holder recognizes ordinary income upon exercise, as described above, we generally will have a deduction in the same amount.

      Nonqualified Stock Options. Neither we nor the option holder has income tax consequences from the issuance of nonqualified stock options. Generally, in the tax year when an option holder exercises nonqualified stock options, the option holder recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the option price for such shares. We generally will have a deduction in the same amount as the ordinary income recognized by the option holder in our tax year in which or with which the option holder's tax year (of exercise) ends.

      If an option holder exercises a nonqualified stock option by paying the option price with previously acquired shares of our common stock, additional rules apply.

      Limitation on Company Deductions. No federal income tax deduction is allowed for compensation paid to a "covered employee" in any of our taxable years beginning on or after January 1, 1994, to the extent that such compensation exceeds $1,000,000. For this purpose, "covered employees" are generally defined as our chief executive officer and our four highest compensated officers whose annual salary and bonus exceeds $100,000, and the term "compensation" generally includes amounts includable in gross income as a result of the exercise of stock options, or the receipt of stock options. This deduction limitation does not apply to compensation that is (1) commission-based compensation, (2) performance-based compensation, (3) compensation which would not be includable in an employee's gross income, and (4) compensation payable under a written binding contract in existence on February 17, 1993, and not materially modified thereafter.

      Compensation attributable to a stock option will generally satisfy the limitation exception for performance-based compensation if:

            o the grant or award is made by a "compensation committee" (a committee composed of "outside" directors);

            o the "material terms" (including which employees are eligible to receive compensation, the maximum number of shares that may be granted to an optionee and the exercise price of the options) of the plan under which the option or right is granted are disclosed to stockholders and approved by a majority of the stockholder vote;

            o the "compensation committee" certifies that performance goals were in fact satisfied before the compensation is paid; and

            o under the terms of the option or right, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award.

      Stock options granted under the 1998 Plan may satisfy these requirements, depending upon the specific terms, provisions, restrictions and limitations of such options.

      The foregoing discussion is not a complete discussion of all federal income tax aspects of the 1998 Plan. Some of the provisions contained in the IRC have only been summarized, and additional qualifications and refinements may be contained in regulations which will be issued in the future by the Internal Revenue Service. Furthermore, subsequent legislative changes or changes in administrative or judicial interpretation could alter significantly the tax treatment discussed herein. No discussion of state income tax law has been included. Each employee should consult his or her own tax advisors with respect to the tax consequences of participation in the 1998 Plan and disposition of shares acquired under the 1998 Plan.

      ERISA. The 1998 Plan is not, and is not intended to be, an employee benefit plan or qualified retirement plan. The 1998 Plan is not, therefore, subject to the Employee Retirement Income Security Act of 1974, as amended, or
Section 401(a) of the IRC.

Recommendation of the Board of Directors

      The Board of Directors unanimously recommends that you vote "FOR" the proposal to ratify the Amended and Restated 1998 Stock Option/Stock Issuance Plan and approve the amendment to the Amended and Restated 1998 Stock Option/Stock Issuance Plan to change the definition of change in control.

                                   PROPOSAL 9

   RATIFICATION OF 2000 NON-OFFICER EQUITY INCENTIVE PLAN AND AMENDMENT TO
                  CHANGE THE DEFINITION OF CHANGE IN CONTROL

Introduction to the 2000 Non-Officer Equity Incentive Plan

      The Internap Network Services Corporation 2000 Non-Officer Equity Incentive Plan, or 2000 Plan, is intended to provide a means by which selected employees and consultants may benefit from increases in the value of our common stock, and to help us secure and retain the services of employees and consultants and provide incentives for them to exert maximum efforts for our success. Up to 4,500,000 shares have been authorized for issuance under the 2000 Plan. Our board of directors has approved, and recommends that stockholders approve, an amendment to the 2000 Plan such that the definition of "change in control" and related provisions conform to the corresponding definitions and provisions set forth in executive employment agreements dated as of December 31, 2002, between us and seven executives, including all of our executive officers.

Reasons for Ratification and Amendment to Definition of Change in Control

      We have determined that ratification of the 2000 Plan by our stockholders is advisable because such approval would be consistent with customary practice relative to stock compensation plans and would afford participants in those plans certain benefits that are consistent with our interests. Our board of directors believes that the 2000 Plan provides an attractive method for employees to purchase our common stock and provides employees with an important benefit. Our board of directors believes that stock options play an important role in providing eligible employees and qualifying third parties with an incentive and inducement to contribute fully and to further the growth and development of the company and its affiliates because it aligns those individuals' interests with the interests of our stockholders.

      On December 17, 2002, the Compensation Committee of our board of directors authorized our execution of employment agreements with seven named executives, including all of our executive officers. From April 2002, we have recruited a significant number of executive-level employees, including all but one of our executive officers. In the fall of 2002, the Compensation Committee of our board determined that it would be in our best interests to ensure that key members of our executive management team were provided with at-will employment agreements that provided, among other things, certain severance payments and benefits in the event of involuntary termination without cause and certain other severance payments and benefits in the event of involuntary termination without cause or constructive termination following specified events constituting a "change in control." The executive employment agreements are described in greater detail in the "Executive Employment Agreements" section of this proxy statement.

      Although the 2000 Plan is designed for the benefit of non-officers, one or more of our executive officers currently holds shares issued under the 2000 Plan. Therefore, because the term "change in control" is not consistently defined between the executive employment agreements and the 2000 Plan, if an event occurred that constituted a change in control under the executive employment agreements but did not constitute a change in control under the 2000 Plan, it would be unclear whether we could perform our obligations under the executive employment agreements without violating the terms and conditions of the 2000 Plan. The board of directors believes that the amendment is necessary to assure that the provisions of the executive employment agreements are valid and binding agreements and that we are able to perform our obligations and commitments under the executive employment agreements. The board of directors believes that it is important for the performance of our executive officers to have confidence in their employment agreements and that such agreements will not be determined to be unenforceable or preempted as a result of an unintended inconsistency with the 2000 Plan.

Summary Description of the 2000 Non-Officer Equity Incentive Plan and Proposed Amendment

      The following is a summary of the principal features of the 2000 Plan. However, the summary does not purport to be a complete description of all the provisions of the 2000 Plan. A copy of the full text of the 2000 Plan will be furnished to any stockholder without charge upon written request made to Walter
G. DeSocio the Secretary
of Internap. A copy of the proposed amendment to the 2000 Plan is contained in Appendix I attached to this proxy statement.

Stock Subject to Awards

      The stock currently subject to the awards under the 2000 Plan is our common stock, par value $0.001 per share. Up to 4,500,000 shares of our common stock are authorized for issuance under the 2000 Plan. In the event that any award expires or otherwise terminates without having been exercised in full, the shares not acquired under the award will again become available for issuance under the 2000 Plan. The number of awards issued and the number of awards available for issuance under the 2000 Plan may be adjusted as described below in the event of a capital reorganization

      On April 7, 2003, the closing price of our common stock as reported on the NASDAQ SmallCap Market was $.40 per share.

Types of Awards

      The 2000 Plan permits grants of nonqualified stock options, which are options not intended to meet the requirements of IRC Section 422, and thus are subject to taxation under IRC Section 83. The 2000 Plan also permits grants of stock bonuses and rights to acquire restricted stock.

Administration

      The 2000 Plan is administered by our board of directors, except when our board of directors has delegated its authority to a committee of board members. In this summary, we will refer to the administrative body of the 2000 Plan as the committee. Among other powers and duties, the committee interprets plan provisions; establishes rules for operation of the 2000 Plan; determines who will be granted awards from among the eligible individuals; and determines the type of award, the provisions of each award granted, and the number of shares underlying each award.

      Our board of directors has named our Compensation Committee as the committee authorized to administer the 2000 Plan.

Eligibility for Awards

      In consideration of their services, our employees and consultants are eligible for all awards permitted under the 2000 Plan. Consultants include any person engaged by us to render consulting or advisory services and who is compensated for those services. However, no person is eligible who holds a position of vice president or higher, who would be considered an officer or director under Rule 4460(i)(1)(A) of the National Association of Securities Dealers Manual, who would be subject to Section 16(b) of the Exchange Act, or whose eligibility would require stockholder approval of the 2000 Plan under any law or regulation or rules of any stock exchange or market system on which our stock is listed. If not inconsistent with any law or regulation or rules of any stock exchange or market system on which our stock is listed, awards under the 2000 Plan may also be granted as an inducement to enter an employment contract with us or our parent or subsidiaries companies.

      As of April 7, 2003, there were approximately 327 employees and 14 consultants eligible to receive grants under the 2000 Plan.

Options Granted

      As of April 7, 2003, we have granted options under the 2000 Plan to the named executive officers in the following amounts: Ali Marashi -- 23,200 options. As of April 7, 2003, the current executive officers, as a group, have been granted a total of 23,200 options under the 2000 Plan, and current directors who are not executive officers have been granted no options. Neither nominee for election as a director has been granted options. All other employees have been granted a total of 11,450,085 options.

Terms of Options

      Options granted under the 2000 Plan have terms and conditions as determined by the committee, subject to the provisions and limitations described below:

      Option Price. The exercise price of each option generally cannot be less than 85% of the fair market value of a share of our common stock on the date of grant. Exercise prices may be lower for options we issue in replacement of another company's options that we assume as part of a corporate transaction.

      Vesting. Exercisability and vesting of options may be periodic and/or based on other terms and conditions such as performance, and is determined by the committee. In addition, options may be exercisable but not vested, and subject to repurchase (of shares that would not otherwise be exercisable) upon termination of employment.

      Term of Options. The term of any option cannot be more than 10 years from the date of grant.

      Termination of Employment or Service. Following a termination of employment or service for any reason, all unexercised options that were exercisable on the date employment or service terminated remain exercisable (not extending beyond expiration of the options' term) for:

            o three months, or such other period of time as may be provided in the option agreement, if the termination is for any reason other than death or disability;

            o 12 months, or such other period of time as may be provided in the option agreement, if the termination is due to disability; and

            o 18 months, or such other period of time as may be provided in the option agreement, if the termination is due to death or, if the option agreement so provides, if the optionee dies within a period specified in the option agreement after termination of employment or service other than due to death (with respect to options that were exercisable on the date of death).

      Unless otherwise specified in the option agreement, upon a change in control in which an option is assumed, continued or substituted as described below, then upon termination of employment or service without cause within 13 months following the effective date of the change in control, the option (or any substituted award) automatically vests and becomes fully exercisable, and remains exercisable until it expires in accordance with its terms. Limitations apply if any payment or benefit to an optionee would constitute a "parachute payment" under IRC section 280G.

      Exercise of Options. Payment of the exercise price is generally made in cash, or, if the committee decides, by surrender to us of shares of our common stock, by a deferred payment or similar arrangement, or any other form of legal consideration acceptable to the committee. Unless otherwise provided in the option agreement, if the purchase price is paid by surrender of shares of our common stock that were acquired from us, the shares must have been held for more than six months.

Terms of Stock Bonuses

      Stock bonuses granted under the 2000 Plan have terms and conditions as determined by the committee, subject to the provisions and limitations described below:

      Grant. The committee may grant stock bonuses in consideration for past services actually rendered.

      Vesting. A stock bonus award may be subject to repurchase under the provisions of a vesting schedule.

      Termination of Employment or Service. Upon a termination of employment or service with us for any reason, we may reacquire the unvested portion of a stock bonus award. Unless otherwise specified in the stock bonus agreement, upon a change in control in which a stock bonus award is assumed, continued or substituted as described below, then upon termination of employment or service without cause within 13 months following the effective date of the change in control, the award (or any substituted award) automatically vests and becomes fully exercisable, and remains exercisable until it expires in accordance with its terms.

Terms of Restricted Stock Awards

      Restricted stock awards granted under the 2000 Plan have terms and conditions as determined by the committee, subject to the limitations described below:

      Purchase Price. The purchase price of restricted stock under the 2000 Plan cannot be less than 85% of the fair market value of our stock on the date the award is made or at the time the purchase is consummated. The purchase price is generally paid in cash at the time of purchase, or, if the committee decides, by a deferred payment or similar arrangement, or any other form of legal consideration acceptable to the committee.

      Vesting. Restricted stock may be subject to repurchase under the provisions of a vesting schedule.

      Termination of Employment or Service. Upon a termination of employment or service with us for any reason, we may reacquire the unvested portion of a restricted stock award. Unless otherwise specified in the restricted stock agreement, upon termination of service following a change in control in which a restricted stock award is assumed, continued or substituted as described below, then upon termination of employment or service without cause within 13 months following the effective date of the change in control, the award (or any substituted award) automatically vests and becomes fully exercisable, and remains exercisable until it expires in accordance with its terms.

Fair Market Value

      Fair market value is generally the closing sale price of our common stock (or the closing bid, if no sales were reported) quoted on the NASDAQ SmallCap Market, as published in The Wall Street Journal, for the last market trading day prior to the relevant date.

Acceleration of Vesting and Change in Control

      The committee has the power at any time to accelerate the time at which an award may be exercised, or the vesting of an award. In the event we experience a change in control, any surviving corporation or acquiring corporation may assume or continue outstanding awards or may substitute similar awards for those outstanding under the 2000 Plan. If the surviving corporation or acquiring corporation does not either assume or continue outstanding awards or substitute similar awards for those outstanding under the 2000 Plan, awards held by active directors, employees and consultants will automatically become fully vested and exercisable, and all awards (including those held by terminated directors, employees and consultants) will terminate on the date of change in control if not exercised before then. In the event any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act (excluding any employee benefit plan or related trust we or our parent or subsidiary maintains) acquires beneficial ownership within the meaning of Rule 13d-3 under the Exchange Act of securities representing at least 50% of the combined voting power entitled to vote on election of our directors, then all awards held by active directors, employees and consultants will automatically become fully vested and exercisable and remain exercisable until they expire in accordance with their terms. Limitations apply if any payment or benefit to an optionee would constitute a "parachute payment" under IRC section 280G.

      Current Change in Control Definition. Under current provisions, "change in control" is defined as a sale, lease or other disposition of all or substantially all of our assets, a merger or consolidation in which we are not the surviving corporation, or a reverse merger in which we are the surviving corporation but in which our shares are converted into other property.

      Proposed Amendment. Under the proposed amendment, "change in control" would be defined as:

      The acquisition by any individual, entity or group within the meaning of
Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership within the meaning of Rule 13d-3 of the Exchange Act, of 30% or more of either our then outstanding shares of common stock or the combined voting power entitled to vote on election of our directors, but excluding:

            o acquisition directly from us other than by virtue of the exercise of a conversion privilege unless the converted security was acquired from us,

            o     any acquisition by us,

            o any acquisition by an employee benefit plan or related trust sponsored or maintained by us or any company we control,

            o any acquisition by a corporation in a transaction in which all or substantially all of the beneficial owners of our common stock before the transaction beneficially own, directly or indirectly, more than 60% of the outstanding shares of common stock of the resulting corporation (in this definition, the resulting corporation includes any parent owning our assets through its subsidiaries following a transaction), in substantially the same proportions as their ownership of our common stock before the transaction,

            o any acquisition by a corporation in a transaction in which all or substantially all of the beneficial owners of the combined voting power entitled to vote on election of our directors before the transaction beneficially own, directly or indirectly, more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the resulting corporation, in substantially the same proportions as their ownership of such voting stock before the transaction,

            o any acquisition by a corporation in a transaction in which no entity (other than us, our employee benefit plan or related trust, or the resulting corporation in the transaction) will beneficially own, directly or indirectly, 50% or more of the outstanding shares of common stock of the resulting corporation or 50% or more of the combined voting power of the outstanding securities of the resulting corporation entitled to vote in the election of directors, unless such ownership resulted solely from ownership of our securities before the transaction, and

            o any acquisition by a corporation in a transaction in which members of the incumbent board (as described below) will immediately after consummation of the transaction constitute at least a majority of the board of the resulting corporation.

      A change in the composition of our board of directors such that individuals who constitute the board as of December 31, 2002, excluding members elected pursuant to the terms of our Series A Convertible Preferred Stock, which we refer to as the incumbent board, cease for any reason to constitute at least a majority of our board (excluding Series A directors); however, any director whose election or nomination was approved by a vote of at least a majority of the incumbent board will be considered to be included as a member of the incumbent board, and any individual whose initial assumption of office as a director occurs as a result of or in connection with either an actual or threatened election contest as defined in Rule 14a-11 under the Exchange Act, or other actual or threatened solicitation of proxies or consents on behalf of an entity other than our board of directors, will not be considered a member of the incumbent board.

      Our stockholders' approval of a merger, reorganization, consolidation or sale or other disposition of all or substantially all our assets, or if any such transaction is subject to governmental consent, the obtaining of such consent, excluding the following:

            o a transaction in which all or substantially all of the beneficial owners of our common stock before the transaction beneficially own, directly or indirectly, more than 60% of the outstanding shares of common stock of the resulting corporation (in this definition, the resulting corporation includes any parent owning our assets through its subsidiaries following a transaction), in substantially the same proportions as their ownership of our common stock before the transaction,

            o a transaction in which all or substantially all of the beneficial owners of the combined voting power entitled to vote on election of our directors before the transaction beneficially own, directly or indirectly, more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the resulting corporation, in substantially the same proportions as their ownership of such voting stock before the transaction

            o a transaction in which no entity (other than us, our employee benefit plan or related trust, or the resulting corporation in the transaction) will beneficially own, directly or indirectly, 50% or more of the outstanding shares of common stock of the resulting corporation or 50% or more of the combined voting power of the outstanding securities of the resulting corporation entitled to vote in the election of directors, unless such ownership resulted solely from ownership of our securities before the transaction, and

            o a transaction in which individuals who were members of the incumbent board will immediately after consummation of the transaction constitute at least a majority of the board of the resulting corporation.

      The approval by our stockholders of our complete dissolution or liquidation.

      The amendment also confirms that an award may specify that upon a Change in Control, vesting under such award may be accelerated and the time for exercise may be extended and that the Board may add such rights to previously granted awards by amendment.

      The amendment will become effective upon the date of stockholder approval.

Amendment and Termination

      The committee may amend the 2000 Plan and the terms of any outstanding awards at any time. However, if necessary to satisfy the requirements of IRC
Section 422, Rule 16b-3 of the Exchange Act or any NASDAQ or other securities exchange listing requirements, shareholder approval of any plan amendment is required. The committee may also decide to submit other 2000 Plan amendments to stockholders for approval. No amendment will impair the rights under awards already granted unless the award recipient consents in writing. The committee may terminate the 2000 Plan at any time, and the 2000 Plan will automatically terminate 10 years after original approval.

Adjustments

      In the event of changes in our common stock without our receiving consideration, through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction, the committee will make an appropriate adjustment to the classes and number of shares subject to the 2000 Plan, and to the class of shares, number of securities and price per share of outstanding awards.

Dissolution or Liquidation

      If we are dissolved or liquidated, all outstanding awards under the 2000 Plan automatically terminate immediately before the dissolution or liquidation.

Transferability

      Options are transferable to the extent provided in the governing option agreement, or if the option agreement does not provide for transferability, options are not transferable except by will or by the laws of descent and distribution. Rights to acquire shares of our stock under a stock bonus agreement are transferable as set forth in the stock bonus agreement (which is subject to the committee's discretion). Rights to acquire shares of our stock under a restricted stock agreement are transferable as set forth in the restricted stock agreement (which is subject to the committee's discretion).

Federal Income Tax Consequences

      The following is a brief general description of the consequences under the Internal Revenue Code, or IRC, of the receipt or exercise of options under the 2000 Plan:

      Incentive Stock Options. The 2000 Plan does not provide for the grant of incentive stock options.

      Nonqualified Stock Options. Neither we nor the option holder has income tax consequences from the issuance of nonqualified stock options. Generally, in the tax year when an option holder exercises nonqualified stock options, the option holder recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the option price for such shares. We generally will have a deduction in the same amount as the ordinary income recognized by the option holder in our tax year in which or with which the option holder's tax year (of exercise) ends.

      If an option holder exercises a nonqualified stock option by paying the option price with previously acquired shares of our common stock, additional rules apply.

      Limitation on Company Deductions. No federal income tax deduction is allowed for compensation paid to a "covered employee" in any of our taxable years beginning on or after January 1, 1994, to the extent that such compensation exceeds $1,000,000. For this purpose, "covered employees" are generally defined as our chief executive officer and our four highest compensated officers whose annual salary and bonus exceeds $100,000, and the term "compensation" generally includes amounts includable in gross income as a result of the exercise of stock options, or the receipt of stock options. This deduction limitation does not apply to compensation that is (1) commission-based compensation, (2) performance-based compensation, (3) compensation which would not be includable in an employee's gross income, and (4) compensation payable under a written binding contract in existence on February 17, 1993, and not materially modified thereafter.

      Compensation attributable to a stock option will generally satisfy the limitation exception for performance-based compensation if:

            o the grant or award is made by a "compensation committee" (a committee composed of "outside" directors);

            o the "material terms" (including which employees are eligible to receive compensation, the maximum number of shares that may be granted to an optionee and the exercise price of the options) of the plan under which the option or right is granted are disclosed to stockholders and approved by a majority of the stockholder vote;

            o the "compensation committee" certifies that performance goals were in fact satisfied before the compensation is paid; and

            o under the terms of the option or right, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award.

      Awards granted under the 2000 Plan are not designed to satisfy these requirements.

      The foregoing discussion is not a complete discussion of all federal income tax aspects of the 2000 Plan. Some of the provisions contained in the IRC have only been summarized, and additional qualifications and refinements may be contained in regulations which will be issued in the future by the Internal Revenue Service. Furthermore, subsequent legislative changes or changes in administrative or judicial interpretation could alter significantly the tax treatment discussed herein. No discussion of state income tax law has been included. Each employee should consult his or her own tax advisors with respect to the tax consequences of participation in the 2000 Plan and disposition of shares acquired under the 2000 Plan.

      ERISA. The 2000 Plan is not, and is not intended to be, an employee benefit plan or qualified retirement plan. The 2000 Plan is not, therefore, subject to the Employee Retirement Income Security Act of 1974, as amended, or
Section 401(a) of the IRC.

Recommendation of the Board of Directors

      The Board of Directors unanimously recommends that you vote "FOR" the ratification of the 2000 Non-Officer Equity Incentive Plan and approval of the amendment to the 2000 Non-Officer Equity Incentive Plan to change the definition of change in control.

                                   PROPOSAL 10

                              ELECTION OF DIRECTORS

      Our board of directors presently consists of seven members. The board is divided into three classes, with the directors in each class serving a three-year term. The terms are staggered so that the term of one class expires at each Annual Meeting. The directors in Class I, Mr. Gregory A. Peters and Mr. Robert D. Shurtleff, Jr., hold office until this annual meeting of stockholders. The directors in Class II, Fredric W. Harman and Kevin L. Ober, hold office until the 2004 annual meeting of stockholders. The directors in Class III, Mr. Eugene Eidenberg, Mr. William J. Harding and Mr. Anthony C. Naughtin, hold office until the 2005 annual meeting of stockholders. No family relationships exist among any of our directors or executive officers. Currently, subject to certain conditions set forth in our certificate of incorporation, the holders of our Series A preferred stock have the right, voting as a separate class, to elect two directors to our board of directors or to fill any vacancy caused by the resignation, death of removal of such directors. Mr. Fredric Harman and Mr. Eugene Eidenberg are presently serving as our Series A directors.

      The board of directors has nominated Gregory A. Peters and Robert D. Shurtleff, Jr. for re-election as Class I directors to serve until the 2006 annual meeting of stockholders and until their successors are elected and have been qualified, or until such directors' death, resignation or removal. The persons nominated for election to Class I have agreed to serve if elected, and management has no reason to believe they will be unable to serve.

      The Board of Directors unanimously recommends that you vote "FOR" the named nominees.

Executive Officers and Directors

      The following table sets forth certain information regarding our executive officers and directors as of December 31, 2002:

Name                              Age    Position
----                              ---    --------

Gregory A. Peters (1)........      41    President, Chief Executive
                                         Officer and Director
Eugene Eidenberg (2).........      63    Executive Chairman and Director
David L. Abrahamson (3) .....      41    Chief Marketing Officer and Vice
                                         President, Sales
Walter G. DeSocio (4) .......      47    Vice President - Chief
                                         Administrative Officer, General
                                         Counsel and Secretary
Ali Marashi (5)..............      34    Vice President and Chief
                                         Technology Officer
William P. Betz (6) .........      39    Acting Vice President, Sales
John Scanlon (7).............      43    Vice President of Finance and
                                         Administration Chief Financial
                                         Officer and Secretary
William J. Harding...........      55    Director
Fredric W. Harman............      42    Director
Anthony C. Naughtin..........      47    Director
Kevin L. Ober................      41    Director
Robert D. Shurtleff, Jr......      48    Director

----------
(1) Effective April 2, 2002, Mr. Peters began serving as President and Chief Executive Officer.
(2) Effective April 2, 2002, Mr. Eidenberg ceased serving as Chief Executive Officer and began serving as Executive Chairman, and effective February 27, 2003 began serving as Non-Executive Chairman.
(3) Effective October 31, 2002, Mr. Abrahamson began serving as Chief Marketing Officer and effective January 10, 2003 began also serving as Vice President, Sales.
(4) Effective September 30, 2002, Mr. DeSocio began serving as Vice President and General Counsel and effective December 17, 2002 began serving as Vice President - Chief Administrative Officer, General Counsel and Secretary.
(5) Effective August 1, 2002, Mr. Marashi began serving as Vice President and Chief Technology Officer.
(6) Effective April 1, 2002, Mr. Betz began serving as Acting Vice President, Sales and effective January 10, 2003 resigned from the Company.
(7) Effective February 13, 2002, Mr. Scanlon began serving as Vice President of Finance and Administration, Chief Financial Officer and Secretary. Effective December 17, 2002, Mr. Scanlon ceased serving as Secretary and effective January 31, 2003 ceased serving as Vice President of Finance and Administration and Chief Financial Officer.

      Gregory A. Peters has served as President and Chief Executive Officer since April 2002 and as a director since May 2002. Prior to joining Internap, Mr. Peters founded and was President and Chief Executive Officer of Mahi Networks from 1999 to 2002. Prior to that, Mr. Peters was the Vice President of International Operations and Corporate Officer for Advanced Fibre Communications from 1997 to 1999. From 1996 to 1997, Mr. Peters was the Vice President of International Operations and Corporate Officer for ADTRAN. Mr. Peters holds a Bachelor of Science degree in Business Administration from the University of Georgia, and a Masters in International Management from the American Graduate School of International Management, Thunderbird Campus.

      Eugene Eidenberg has served as a director and chairman of the board of directors since November 1997. From July 2001 until April 2002, Mr. Eidenberg served as the Company's Chief Executive Officer. Mr. Eidenberg has been a Managing Director of Granite Venture Associates LLC since 1999 and has served as a Principal of Hambrecht & Quist Venture Associates since 1998 and was an advisory director at the San Francisco investment-banking firm of Hambrecht & Quist from 1995 to 1998. Mr. Eidenberg served for 12 years in a number of senior management positions with MCI Communications Corporation. His positions at MCI included Senior Vice President for Regulatory and Public Policy, President of MCI's Pacific Division, Executive Vice President for Strategic Planning and Corporate Development and Executive Vice President for MCI's international businesses. Mr. Eidenberg is currently a director of several private companies. Mr. Eidenberg holds a Ph.D. and a Master of Arts degree from Northwestern University and a Bachelor of Arts degree from the University of Wisconsin.

      David L. Abrahamson has served as the Company's Chief Marketing Officer and Vice President, Sales since January 2003 and as Chief Marketing Officer since October 2002. Before that time, Mr. Abrahamson was Senior Vice President of BellSouth's e-Business Services. In this role, he led BellSouth's e-business applications and services organization where he was responsible for developing and managing BellSouth's Internet data center products and services. Previously, he was at Sprint where he held numerous management positions in accounting, operations and finance before becoming a key marketing executive in the consumer business unit. Mr. Abrahamson graduated from Iowa State University with a Bachelor's degree in Accounting and Business and obtained a Master's degree from Kansas University.

      Walter G. DeSocio has served as Vice President - Chief Administrative Officer, General Counsel and Secretary of the Company since December 2002 and as Vice President and General Counsel since September 2002. Before his appointment, Mr. DeSocio was General Counsel and head of regulatory affairs at Concert, the multi-billion dollar global communications business owned by AT&T Corporation and BT Group. Prior to Concert, Mr. DeSocio was AT&T's Chief Regional Counsel for Europe, Middle East and Africa, with legal responsibility for all of AT&T's international business activity outside the United States. He was also an Associate in the New York City office of Dewey Ballantine. Mr. DeSocio earned his Bachelor of Arts degree from Colgate University, his J.D. from New York University Law School and L.L.M. valedictory honors from Cambridge University (Corpus Christi College) in England.

      Ali Marashi has served as Vice President and Chief Technology Officer since August 2002. Since joining Internap in 2000, Mr. Marashi has also served as Vice President, Technical Services, Vice President of Engineering, Director of Network Technology and Director of Backbone Engineering. Prior to joining Internap, Mr. Marashi was a lead Network Engineer for Networks and Distributed Computing at the University of Washington from July 1997 to March 2000, where he was responsible for senior-level design, development, and technical leadership and support for all networking initiatives and operations. Prior to that, Mr. Marashi was co-founder and Vice President of Engineering for interGlobe Networks, Inc., a TCP/IP consulting firm, from 1995 to July 1997. Mr. Marashi holds a Bachelor of Science in Computer Engineering from the University of Washington.

      William P. Betz served as Acting Vice President, Sales from April 2002 until January 2003. Mr. Betz joined Internap as the Regional Vice President of Sales for the Eastern Region and the Senior Sales manager of Washington, D.C. in 1998. Prior to joining Internap, Mr. Betz held increasingly senior sales management positions at MCI / WorldCom from 1991 to 1998, the last being Executive Sales Manager for Global Accounts. Mr. Betz holds a Bachelor of Arts degree in Political Science from Middlebury College in Vermont.

      John Scanlon became Vice President of Finance and Administration, Chief Financial Officer and Secretary in February 2002. Mr. Scanlon ceased serving as Secretary of the Company in December 2002 and ceased serving as Vice President of Finance and Administration and Chief Financial Officer in January 2003. Since joining

Internap in 1999, Mr. Scanlon served as Vice President, Service Planning, Director of Carrier Relations and Vice President of Product Marketing. Prior to joining Internap, Mr. Scanlon served as the President of Flat Rate Communications, Inc., which was acquired by Viatel. Mr. Scanlon continued on as a General Manager of Viatel after the acquisition. Prior to his work with Flat Rate, Mr. Scanlon spent over a decade at MCI Telecommunications as its Vice President and Director of Strategic Development, Director of Business Development and Director of Finance and Information Systems. Mr. Scanlon holds a Master in Business Administration with honors from St. Mary's College and a Bachelor of Science in Business Administration, Financial Management from Oregon State University.

      William J. Harding, age 55, has served as a director since January 1999. Dr. Harding is a Managing Member of Morgan Stanley Venture Partners III, LLC and a Managing Director of Morgan Stanley & Co., Inc. He joined Morgan Stanley & Co., Inc. in October 1994. Dr. Harding is currently a Director of Commerce One, Inc. and several private companies. Prior to joining Morgan Stanley, Dr. Harding was a General Partner of several venture capital partnerships affiliated with J.H. Whitney & Co. Previously, Dr. Harding was associated with Amdahl Corporation from 1976 to 1985, serving in various technical and business development roles. Prior to Amdahl, Dr. Harding held several technical positions with Honeywell Information Systems. Dr. Harding holds a Bachelor of Science in Engineering Mathematics and a Master of Science in Systems Engineering from the University of Arizona, and a Ph.D. in Engineering from Arizona State University. Dr. Harding also served as an officer in the Military Intelligence Branch of the United States Army Reserve.

      Fredric W. Harman, age 42, has served as a director since January 1999. Since 1994, Mr. Harman has served as a Managing Member of the General Partners of venture capital funds affiliated with Oak Investment Partners. Mr. Harman served as a General Partner of Morgan Stanley Venture Capital, L.P. from 1991 to 1994. Mr. Harman serves as a director of aQuantive, Inc. (formerly Avenue A), Inktomi Corporation, Primus Knowledge Solutions and several privately held companies. Mr. Harman holds a Bachelor of Science degree and a Master degree in electrical engineering from Stanford University and a Master of Business Administration from Harvard University.

      Anthony C. Naughtin, age 47, co-founded Internap and served as our Chief Executive Officer from May 1996 until July 2001, and as our President from May 1996 until May 2001. Mr. Naughtin also has served as a director since October 1997. Prior to founding Internap, he was Vice President for Commercial Network Services at ConnectSoft, Inc., an Internet and e-mail software developer, from May 1995 to May 1996. From February 1992 to May 1995, Mr. Naughtin was the Director of Sales at NorthWestNet, an NSFNET regional network. Mr. Naughtin has served as a director of Counterpane Internet Security, Inc. since March 2001, as a director of Network Clarity, Inc. since July 2002 and as a director of the Washington Software Alliance since November 2001. He also participates on the advisory boards of Terabeam Corporation, ThruPoint, Inc., 360Networks, Inc. and the University of Washington School of Business. Mr. Naughtin holds a Bachelor of Arts in Communications from the University of Iowa and is a graduate of the Creighton School of Law.

      Kevin L. Ober, age 41, has served as a director since October 1997. From February 2000 to the present Mr. Ober has been involved in various business activities including sitting on the boards of several start-up companies including PictureIQ and HealthRadius. From November 1993 to January 2000 Mr. Ober was a member of the investment team at Vulcan Ventures Inc. Prior to working at Vulcan Ventures, Mr. Ober served in various positions at Conner Peripherals, Inc., a computer hard disk drive manufacturer. Mr. Ober holds a Master of Business Administration from Santa Clara University and Bachelor of Science degree in business administration from St. John's University.

      Robert D. Shurtleff, Jr., age 48, has served as a director since January 1997. In 1999, Mr. Shurtleff founded S.L. Partners, a strategic consulting group focused on early stage companies. From 1988 to 1998, Mr. Shurtleff held various positions at Microsoft Corporation, including Program Management and Development Manager and General Manager. Mr. Shurtleff is currently a director of four private companies and also serves on technical advisory boards of several private companies and venture capital firms. Prior to working at Microsoft Corporation, Mr. Shurtleff worked at Hewlett Packard Company from 1979 to 1988. Mr. Shurtleff holds a Bachelor of Arts degree in computer science from the University of California at Berkeley.

                     BOARD OF DIRECTORS COMMITTEES AND MEETINGS

      The board of directors conducts its business through meetings of the full board and through committees of the board, consisting of an Audit Committee, a Compensation Committee and a Nominations Committee.

      During the fiscal year ended December 31, 2002, the board of directors held 17 meetings, the Audit Committee held six meetings, the Compensation Committee held two meetings and the Nominations Committee held two meetings. During the fiscal year ended December 31, 2002, each member of our board of directors attended at least 75% of the meetings of the board of directors and of the committees on which he served that were held during the period for which he was a director or committee member, except that Mr. Harman only was able to attend 66.7% of the meetings of the Audit Committee.

The Audit Committee

      The Audit Committee meets with our independent accountants at least annually to review the results of the annual audit and discuss the financial statements, recommends to the board of directors the independent accountants to be retained, oversees the independence of the independent accountants, evaluates the independent accountants' performance and receives and considers the independent accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of three directors, William J. Harding, Fredric W. Harman and Kevin L. Ober, all of whom are independent as independence is defined in NASD Rule 4200(a)(14). The Audit Committee meets at least quarterly to discuss quarterly financial results prior to their public release. The Audit Committee operates in accordance with a written Audit Committee charter which was adopted in 2001 and amended and restated in 2002. The amended and restated Audit Committee charter is attached as Appendix J to this proxy statement.

The Compensation Committee

      The Compensation Committee reviews and recommends to the board of directors the compensation and benefits of all our officers and establishes and reviews general policies relating to compensation and benefits for our employees. The Compensation Committee consists of two non-employee directors, Kevin L. Ober and Robert D. Shurtleff, Jr.

The Nominations Committee

      The Nominations Committee is responsible for assisting the board of directors in identifying and attracting highly qualified individuals to serve as directors and selecting director nominees and recommending them to the board for election at annual meetings of stockholders. The Nominations Committee consists of Eugene Eidenberg, Fredric W. Harman and Gregory A. Peters.

                              SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of January 31, 2003 (except as otherwise noted) information regarding the beneficial ownership of our common stock by (i) each person known by us to beneficially own more than 5% of our common stock (assuming conversion of all shares of Series A preferred stock into shares of our common stock); (ii) each of our directors; (iii) each of our named executive officers named in the summary compensation table herein; and (iv) all of our directors and named executive officers as a group. Except as otherwise noted, we believe that the beneficial owners of our common stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares of our common stock.

                                                                Common Stock Beneficially Owned
                                                                -------------------------------
                                                                     Number         Percent
Name and Address of Beneficial Owner                               of Shares     of Class (a)
------------------------------------                               ---------     ------------
Oak Investment Partners VIII, L.P. and related persons or
entities (1)..................................................     24,481,885         15.2%
c/o Oak Investment Partners VIII, L.P.
525 University Avenue, Suite 1300
Palo Alto, CA 94301
Fredric W. Harman (1).........................................     24,481,885         15.2%

Morgan Stanley Venture Capital III, Inc. and related persons
or entities (2)...............................................     16,988,076         10.6%
c/o Morgan Stanley Venture Partners
1585 Broadway, 38th Floor
New York, NY 10036
William J. Harding (2)........................................     16,988,076         10.6%

Capital Ventures International (3)............................     15,244,091          9.5%
c/o Heights Capital Management, Inc.
425 California Street, Suite 1000
San Francisco, CA 94104

Granite Ventures, LLC and related persons or entities (4).....      9,922,398          6.2%
c/o Granite Ventures, LLC
One Bush Street
San Francisco, CA 94104
Eugene Eidenberg (4)..........................................      9,922,398          6.2%

INT Investments, Inc. (5).....................................      8,508,372          5.3%
Cay House
P.O. Box N7776 Lyford Cay
New Providence, Bahamas

David L. Abrahamson...........................................         27,000          *

David T. Benton (6)...........................................         93,449          *

William P. Betz (7)...........................................        217,379          *

Robert A. Gionesi (8).........................................        132,822          *

Ali Marashi (9)...............................................        316,123          *

Anthony C. Naughtin (10)......................................      4,378,439          2.7%

Kevin L. Ober (11)............................................        190,000          *

Gregory A. Peters (12)........................................        850,000          *

John M. Scanlon (13)..........................................        648,900          *

Robert D. Shurtleff, Jr. (14).................................      1,776,888          1.1%

All directors and executive officers as a group (14 persons)
(15)..........................................................     60,023,359         37.3%

----------
(a) Based on 161,014,992 shares of common stock outstanding as of January 31, 2003.
*     Less than 1%

(1) Consists of 9,279,725 shares held by Oak Investment Partners VIII, L.P., 218,465 shares held by Oak VIII Affiliates Fund L.P., 14,586,478 shares held by Oak Investment Partners X, L.P., 234,165 shares held by Oak X Affiliates Fund, L.P., 94,853 shares held by Mr. Harman, an aggregate of 8,199 shares held in trust for the benefit of Mr. Harman's three minor children and 60,000 shares issuable upon the exercise of options held by Mr. Harman that are exercisable within 60 days of January 31, 2003. Shares held by Oak Investment Partners X, L.P. and Oak X Affiliates Fund, L.P. consist of Series A preferred stock (on an "as converted" basis) and 2,964,129 shares issuable on exercise of warrants that are exercisable within 60 days of January 31, 2003. Mr. Harman disclaims beneficial ownership of the shares held by Oak Investment Partners VIII, L.P., Oak VIII Affiliates Fund L.P., Oak Investment Partners X, L.P., Oak X Affiliates Fund, L.P., except to the extent of his proportionate ownership therein, and of the shares held in trust for his three minor children. Oak Investment Partners VIII, L.P. and Oak VIII Affiliates Fund L.P., Oak Investment Partners X, L.P. and Oak X Affiliates Fund, L.P. disclaim beneficial ownership of shares held by Mr. Harman.
(2) Consists of 14,096,103 shares held by Morgan Stanley Venture Partners III, L.P., 1,353,417 shares held by Morgan Stanley Venture Investors III, L.P., 616,702 shares held by The Morgan Stanley Venture Partners Entrepreneur Fund, L.P., (together, the "Funds"), 541,344 shares held by Morgan Stanley Venture Capital III, Inc., 240,510 shares held directly by Dr. Harding and 140,000 shares issuable upon the exercise of options held directly by Dr. Harding that are exercisable within 60 days of January 31, 2003. Shares held by the Funds consist of common stock, Series A preferred stock (on an "as converted" basis) and 1,778,475 shares issuable on exercise of warrants that are exercisable within 60 days of January 31, 2003. Dr. Harding is an individual managing member of Morgan Stanley Venture Partners III, L.L.C., and the general partner of each of the Funds (the "General Partner"). The General Partner is controlled by Morgan Stanley Venture Capital III, Inc. ("MSVC III, Inc."), a wholly-owned subsidiary of Morgan Stanley. Dr. Harding disclaims beneficial ownership of any of the securities owned by the Funds except to the extent of his proportionate pecuniary interest therein and disclaims beneficial ownership of any of the securities owned by MSVC III, Inc. The Funds and MSVC III, Inc. disclaim beneficial ownership of shares held by Dr. Harding. Pursuant to a letter agreement dated March 10, 2000 among the Funds and us, the Funds have irrevocably agreed with us to vote all shares of our common stock they beneficially own in excess of 9.9% of our outstanding common stock in proportion to votes cast by all other stockholders, as determined by us and excluding all shares of common stock beneficially owned by the Funds.
(3) Consists of Series A preferred stock (on an "as converted" basis) and 3,048,818 shares issuable on exercise of warrants that are exercisable within 60 days of January 31, 2003.
(4) Consists of 4,384,883 shares held by H&Q Internap Investors, L.P., 2,215,466 shares held by TI Ventures, LP, 1,693,365 shares held by Todd US Investors, LLC, 25,213 shares held by Granite Ventures, LLC, 180,705 shares held by Mr. Eidenberg and 139,433 shares held by Mr. Eidenberg as trustee of the Eugene Eidenberg Trust September 1997, the Anna Chavez Educational Trust and the Anna Chavez Separate Property Trust. Also includes 1,250,000 shares issuable upon the exercise of options held by Mr. Eidenberg that are exercisable within 60 days of January 31, 2003. Shares held by H&Q Internap Investors, L.P. consist of common stock, Series A preferred stock (on an as converted basis) and 375,206 shares issuable on exercise of warrants that are exercisable within 60 days of January 31, 2003. Shares held by Todd US Investors, LLC consist of Series A preferred stock (on an as converted basis) and 338,673 shares issuable on exercise of warrants that are exercisable within 60 days of January 31, 2003. Mr. Eidenberg disclaims beneficial ownership of the shares held by H&Q Internap Investors, L.P., TI Ventures, LP, Todd US Investors, LLC, Granite Ventures, LLC the Anna Chavez Educational Trust, the Anna Chavez Separate Property Trust and Granite Ventures LLC.
(5) Consists of Series A preferred stock (on an "as converted" basis) and 1,701,674 shares issuable on exercise of warrants that are exercisable within 60 days of January 31, 2003.
(6) Includes 325 shares held by Mr. Benton's spouse and 45,423 shares issuable on the exercise of options that are exercisable within 60 days of January 31, 2003.
(7) Includes 202,379 shares issuable on the exercise of options that are exercisable within 60 days of January 31, 2003.
(8) Includes 22,160 shares held by Mr. Gionesi's spouse, 15,534 shares held by trusts of which Mr. Gionesi or his spouse are co-trustees.
(9) Includes 315,949 shares issuable on the exercise of options that are exercisable within 60 days of January 31, 2003.
(10) Includes 1,539,087 shares held by Crossroads Associates, LLC, 400,000 shares held by Crossroads Associates II, LLC, and 18,000 shares held by Mr. Naughtin as trustee of the Eric Weaver Gift Protection Trust, the Hugh Naughtin Gift Protection Trust, and the Rose Naughtin Gift Protection Trust. Mr. Naughtin disclaims beneficial ownership of the 18,000 shares held by him as trustee of the Eric Weaver Gift Protection Trust, the Hugh Naughtin Gift Protection Trust and the Rose Naughtin Gift Protection Trust.
(11) Includes 140,000 shares issuable on the exercise of options that are exercisable within 60 days of January 31, 2003.
(12) Includes 850,000 shares issuable on the exercise of options that are exercisable within 60 days of January 31, 2003.
(13) Includes 643,100 shares issuable on the exercise of options that are exercisable within 60 days of January 31, 2003.
(14) Includes 166,500 shares held by Robert D. Shurtleff, Jr. as trustee of the Shurtleff Family Trust, 195,813 shares issuable upon exercise of warrants held by Mr. Shurtleff exercisable within 60 days of January 31, 2003 and 140,000 shares issuable on exercise of options that are exercisable within 60 days of January 31, 2003. Mr. Shurtleff disclaims beneficial ownership of the shares held by the Shurtleff Family Trust.
(15) Shares held by the group consist of common stock, Series A preferred stock (on an "as converted" basis), 5,473,415 shares of issuable on exercise of warrants that are exercisable within 60 days of January 31, 2003 and 4,845,284 shares issuable on exercise of options that are exercisable within 60 days of January 31, 2003.

                       DIRECTOR AND EXECUTIVE COMPENSATION

Compensation of Directors

      Effective January 1, 2003, our directors receive annual cash compensation of $30,000 for their services on the board of directors and any committees of the board of directors. They are reimbursed for certain expenses in connection with attendance at board of directors and committee meetings. Non-employee directors receive an annual option to purchase 20,000 shares of common stock under our 1999 Nonemployee Directors' Stock Option Plan. Subject to shareholder approval of Proposal 5 described in this proxy statement, new non-employee directors will also receive an initial grant of 250,000 shares of common stock.

Compensation of Executive Officers

      The table below sets forth summary information concerning compensation paid by us during the fiscal years ended December 31, 2002, 2001 and 2000, to
(i) our Chief Executive Officer and President; and (ii) four of our executive officers other than the Chief Executive Officer whose salary and bonus for fiscal year 2002 exceeded $100,000, and who served as an executive officer during fiscal year 2002. We collectively refer to the officers in the table below as the named executive officers.

                           Summary Compensation Table


                                                                                       Long-Term
                          Annual Compensation                                         Compensation
                          -------------------                                          Securities
           Name and                                                  Other Annual      Underlying          All Other
      Principal Position        Year    Salary ($)    Bonus ($)      Compensation      Options (#)       Compensation
      ------------------        ----    ----------    ---------      ------------      -----------       ------------
Gregory A. Peters (1)           2002   $ 266,315 (2)   $    --          $  --            2,400,000          $  --
   President and Chief          2001          --            --             --                   --             --
   Executive Officer            2000          --            --             --                   --             --

Eugene Eidenberg (3)            2002     179,244            --             --                   --             --
   Executive Chairman           2001     187,658 (4)        --             --            1,200,000             --
                                2000          --            --             --               20,000             --

John M. Scanlon (5)             2002     225,196            --             --              400,000             --
   Chief Financial Officer      2001     192,083        36,603             --              425,740             --
   and Vice President of        2000     167,724        23,417             --              137,100             --
   Finance and Administration

Ali Marashi                     2002     177,874            --             --            1,627,816             --
   Vice President and Chief     2001     150,000        16,290             --              302,440             --
   Technology Officer           2000     105,461        28,096             --              135,200             --

William Betz (6)                2002     239,833            --             --               10,000             --
   Acting Vice President,       2001     208,189            --             --               49,994             --
   Sales                        2000          --            --             --               12,500             --

----------
(1) Effective April 2, 2002, Mr. Peters began serving as President and Chief Executive Officer.
(2)   Includes $15,520 for relocation expenses.
(3) Effective April 2, 2002, Mr. Eidenberg began serving as Executive Chairman and ceased serving as Chief Executive Officer, and effective February 27, 2003 began serving as Non-Executive Chairman.
(4)   Includes $27,401 in costs for Seattle residence.
(5) Effective December 17, 2002, Mr. Scanlon ceased serving as Secretary and effective January 31, 2003 ceased serving as Vice President of Finance and Administration and Chief Financial Officer.
(6) Effective April 1, 2002, Mr. Betz began serving as Acting Vice President, Sales and effective January 10, 2003 resigned from the Company.

                                  Stock Options

      The following table sets forth information regarding options granted to the named executive officers during the fiscal year ended December 31, 2002:

                        Option Grants in Last Fiscal Year

                                Individual Grants

                                                                                         Potential Realizable Value at
                              Number of      % of Total                                  Assumed Annual Rates of Stock
                               Shares          Options                                   Price Appreciation for Option
                             Underlying      Granted to     Exercise                              Term ($) (6)
                               Options      Employees in    Price Per                    -----------------------------
      Name                   Granted (2)     Fiscal Year    ($/Share)   Expiration Date     5% ($)         10% ($)
      ----                   -----------     -----------    ---------   ---------------     ------         -------
Gregory A. Peters           2,400,000 (1)       20.4%        $ 0.77       3/28/2012        $     --       $641,993
Eugene Eidenberg                   --             --             --              --              --             --
John M. Scanlon               400,000 (2)        3.4%          1.04       2/13/2012              --             --
Ali Marashi                    21,500 (3)          *           1.13       2/21/2012              --             --
                            1,606,316 (4)       13.7%          0.48       2/21/2012         275,576        895,516
William Betz                   10,000 (5)          *           1.13       2/21/2012              --             --
*Less than 1%

----------
(1) 600,000 shares vest as of March 28, 2003. The remaining shares vest in equal increments each month thereafter for 36 months subject to acceleration based upon a termination without cause or voluntary termination for good reason within 12 months after a change in control.
(2) 83,333 shares vested as of December 13, 2002. 100,000 shares vest on December 13, 2003, December 13, 2004 and December 13, 2005 and the remaining 16,667 shares vest on February 13, 2006.
(3) Vest in equal increments each month for 24 months beginning February 21, 2002, subject to acceleration based upon a termination without cause or voluntary termination for good reason within 12 months after a change in control.
(4) Vest in equal increments each month for 24 months beginning July 17, 2002, subject to acceleration based upon a termination without cause or voluntary termination for good reason within 12 months after a change of control.
(5) 417 shares vested as of March 21, 2002. The remaining shares vest in equal increments each month thereafter for 23 months.
(6) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC. There can be no assurance provided to any named executive officer or any other holder of our securities that the actual stock price appreciation over the option term will be at the assumed 5% or 10% levels or at any other defined level. All options were granted at an exercise price equal to the fair market value of our common stock, as determined by the board of directors on the date of grant. The closing price of our common stock on April 7, 2003 was $0.40 per share.

Option Exercises and Year-End Option Values

      The following table sets forth information as of December 31, 2002, regarding options held by the named executive officers. There were no stock appreciation rights outstanding at December 31, 2002.

             Aggregated Option Exercises In The Last Fiscal Year
                        And Fiscal Year-End Option Values

                                                            Number of Securities           Value of Unexercised
                                                       Underlying Unexercised Options      In-The-Money Options
                                                           at Fiscal Year-End (#)         at Fiscal Year-End ($)
                                                           ----------------------         ----------------------
                          Shares
                       Acquired on          Value
       Name            Exercise (#)      Realized ($)     Exercisable    Unexercisable  Exercisable     Unexercisable
       ----            ------------      ------------     -----------    -------------  -----------     -------------
Gregory A. Peters          --                --                  --        2,400,000           --               --
Eugene Eidenberg           --                --             858,333          441,667      400,000               --
John M. Scanlon            --                --             567,996          554,844           --               --
Ali Marashi                --                --             279,163        1,786,293           --               --
William Betz               --                --             114,923           71,321       86,250           13,750

      In the table above, the value of the unexercised in-the-money options is based on the fair market value of our common stock, based upon the last reported sales price of the common stock on December 31, 2002 minus the per share exercise price multiplied by the number of shares.

Equity Compensation Plan Information

      The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2002.

       Securities Authorized for Issuance Under Equity Compensation Plans

                                                                                        (c) Number of Securities
                                                                                         Remaining Available for
                                (a) Number of Securities to    (b) Weighted-average       Issuance Under Equity
                                be Issued Upon Exercise of      Exercise Price of          Compensation Plans
                                   Outstanding Options,        Outstanding Options,       (Excluding Securities
        Plan Category               Warrants and Rights        Warrants and Rights      Reflected in Column (a))
        -------------               -------------------        -------------------      ------------------------
Equity compensation plans
approved by security holders ...            580,000                 $ 11.69 (1)                  3,019,709
Equity compensation plans not
approved by security holders             22,741,000                    2.03                      8,344,000
Total...........................         23,321,000                    2.27                     11,363,709

----------
(1) Calculation based upon exercise prices of outstanding options, warrants and rights and an assumed purchase price equal to 85% of fair market value of the Company's common stock on April 7, 2003 pursuant to the 1999 Employee Stock Purchase Plan for the total number of shares issuable under that plan.

Summaries of Plans Not Approved by Our Stockholders

SwitchSoft Systems, Inc. Founders 1996 Stock Option Plan

      We assumed the SwitchSoft Systems, Inc. Founders 1996 Stock Option Plan, which we refer to as the 1996 Plan, in connection with the acquisition of VPNX.com, Inc. Although some grants are still outstanding under this plan, we do not intend to issue any additional grants from the 1996 Plan. The 1996 Plan provides for grants of incentive stock options and nonqualified stock options for which up to 1,041,050 shares have been authorized. Employees are eligible to receive incentive stock options and employees, directors and independent contractors are eligible for nonqualified options. Terms and conditions of options are determined by our board or a committee appointed by the board. The exercise price cannot be less than 85% of fair market value at grant in the case of a nonqualified option, or 100% in the case of an incentive stock option, and will be paid in cash, by check, or through a deferred payment arrangement approved by our board, or by delivery of other property if authorized by our board. The term of an option is limited to 10 years from grant. The options vest at a rate at least 20% per year. Upon termination of employment other than due to death or disability, options may generally be exercised for one month or a longer period determined by our board of directors. Upon termination due to death or disability, options may generally be exercised for 12 months or a longer period determined by our board of directors. If we are the surviving corporation in any merger, business combination, reorganization or reconsolidation, options under the 1996 Plan will be appropriately adjusted. If we are not the surviving corporation, outstanding options terminate unless assumed or replaced with substitute options. The board may amend the 1996 Plan at any time, but shareholder approval is required if the amendment would increase the shares available, materially modify the eligibility requirements, or materially increase the benefits accruing to plan participants, and optionee consent is required for the amendment to alter or impair the rights of existing optionees. The 1996 Plan automatically terminates ten years after its adoption.

SwitchSoft Systems, Inc. 1997 Stock Option Plan

      We assumed the SwitchSoft Systems, Inc. 1997 Stock Option Plan, which we refer to as the 1997 Plan, in connection with the acquisition of VPNX.com, Inc. Although some grants are still outstanding under this plan, we do not intend to issue any additional grants from the 1997 Plan. The 1997 Plan provides for grants of incentive stock options and nonqualified stock options for which up to 1,746,450 shares have been authorized. Employees are eligible to receive incentive stock options and employees, directors and independent contractors are eligible for nonqualified options. Terms and conditions of options are determined by our board or a committee appointed by the board. The exercise price cannot be less than 85% of fair market value at grant in the case of a nonqualified option, or 100% in the case of an incentive stock option, and will be paid in cash, by check, or through a deferred payment arrangement approved by our board, or by delivery of other property if authorized by our board. The term of an option is limited to 10 years from grant. The options vest at a rate at least 20% per year. Upon termination of employment other than due to death or disability, options may generally be exercised for one month or a longer period determined by our board of directors. Upon termination due to death or disability, options may generally be exercised for 12 months or a longer period determined by our board of directors. If we are the surviving corporation in any merger, business combination, reorganization or reconsolidation, options under the 1997 Plan will be appropriately adjusted. If we are not the surviving corporation, outstanding options terminate unless assumed or replaced with substitute options. The board may amend the 1997 Plan at any time, but shareholder approval is required if the amendment would increase the shares available, materially modify the eligibility requirements, or materially increase the benefits accruing to plan participants, and optionee consent is required for the amendment to alter or impair the rights of existing optionees. The 1997 Plan automatically terminates ten years after its adoption.

      Brief summaries of the material features of our 2002 Stock Compensation Plan, Amended 1999 Equity Incentive Plan, Amended and Restated 1999 Stock Incentive Plan for Non-Officers, Amended and Restated 1998 Stock Option/Stock Issuance Plan and 2000 Non-Officer Equity Incentive Plan are provided in Proposals 4, 6, 7, 8 and 9, respectively.

Executive Employment Agreements

Agreement with Mr. Peters

      Effective March 28, 2002, Mr. Peters entered into an at-will employment agreement with us. The agreement provides that Mr. Peters serves as our President and Chief Executive Officer and receives an annual base salary of $350,000. Mr. Peters is eligible for a discretionary bonus ranging from 50% to 150% of his base salary based on performance. Under the agreement, Mr. Peters was required to relocate to Seattle, WA no later than October 1, 2002, and received a relocation allowance up to $100,000 (plus a gross-up payment to cover taxes on any taxable portion of the relocation allowance), which was repayable to us in part if Mr. Peters terminated employment without good reason before March 28, 2003. In addition, we paid for housing searches for Mr. Peters and his spouse in connection with the relocation. The agreement provides that Mr. Peters would receive an option to purchase 2,400,000 shares of our stock under our Amended 1999 Equity Incentive Plan, which would vest with respect to 25% of the shares on the first anniversary of grant and monthly in 1/48 increments thereafter, would have a term of ten years, would have an exercise price equal to the closing price of our common stock on the date of grant, and would remain exercisable for one year following termination of his employment other than for cause. The agreement also provides for a performance-based stock option grant of 1,000,000 shares under our Amended 1999 Equity Incentive Plan or our 1998 Stock Option/Stock Issuance Plan, which would vest with respect to 100% of the shares on the sixth anniversary of grant or earlier if certain performance goals are met, would have an exercise price equal to the closing price of our stock on the date of grant, would have a term of ten years, and would remain exercisable for one year following termination of Mr. Peters' employment other than for cause. The agreement provides that Mr. Peters receives 18 days of combined vacation and sick leave per year, plus three personal days. In addition, we reimbursed Mr. Peters up to $7,500 plus a tax bonus up to $5,500 for attorneys' fees in connection with Mr. Peters' negotiation of his employment agreement. The agreement also requires Mr. Peters to execute a confidentiality, non-raiding, invention assignment and non-competition agreement with us, which survives termination of Mr. Peters' employment.

      Severance Upon Termination Without Cause or Due to Good Reason. Upon our termination of Mr. Peters' employment without cause, or Mr. Peters' voluntary termination for good reason, Mr. Peters receives a cash severance payment equal to twelve months of his then current base salary, on the condition that Mr. Peters executes a release of claims.

      Severance Upon Change in Control. In the event that Mr. Peters' employment is terminated without cause or he resigns for good reason, in either case within 13 months of a change in control (as defined in the agreement), in lieu of the otherwise applicable severance payments, Mr. Peters will receive a cash severance payment equal to 12 months of his then-current base salary and then-current earned discretionary bonus, and 100% of his unvested stock options become fully vested and exercisable, on the condition that Mr. Peters executes a release of claims.

Limitations apply if any payment under the agreement would be considered a parachute payment under IRC section 280G.

      Other Severance. If Mr. Peters terminates employment with us and requests a waiver of non-competition provisions but we unreasonably refuse to waive the non-competition provisions, Mr. Peters receives a payment of 12 months of his base salary less any severance payments he is otherwise entitled to under the agreement, on the condition that Mr. Peters executes a release of claims. Such severance payments are to be paid pro rata over the remaining period of the non-competition provisions.

Agreement with Mr. Eidenberg

      Effective July 25, 2001, Mr. Eidenberg began serving as our Chief Executive Officer and we entered into an at-will employment agreement with Mr. Eidenberg. Under this agreement, Mr. Eidenberg's employment could be terminated by us or by Mr. Eidenberg at any time, with or without cause and with or without notice. Under the agreement, Mr. Eidenberg received a base salary of $29,066.66 per month and accrued 10 days of paid time off after each six months of employment. The agreement also entitled Mr. Eidenberg to receive an option under our 1999 Equity Incentive Plan to purchase 1,000,000 shares of our common stock at fair market value on the date of grant, 250,000 of which were vested on the date of grant, 250,000 of which vested on January 25, 2000, and 500,000 of which will vest on July 25, 2003, subject to acceleration based on meeting certain corporate objectives or in the event of a change in control. The option remains exercisable for three years following termination of Mr. Eidenberg's employment for any reason. The agreement also required us to reimburse Mr. Eidenberg up to $4,100 per month for housing costs during his employment as Chief Executive Officer and to reimburse up to $7,500 for Mr. Eidenberg's attorneys' fees incurred in reviewing the agreement. Limitations apply if any payment under the agreement would be considered a parachute payment under IRC section 280G. Mr. Eidenberg's employment agreement also contains a confidentiality provision, assignment of inventions, and a one-year noncompetition covenant.

      On April 2, 2002, Mr. Eidenberg ceased serving as our Chief Executive Officer and became our Executive Chairman. Effective as of that date, Mr. Eidenberg agreed to devote one-third of his time to Company matters in his capacity as Executive Chairman and in consideration therefor his base salary was correspondingly reduced to one-third of his base salary immediately prior to April 2, 2003. The remaining provisions of Mr. Eidenberg's employment agreement continued without modification.

Arrangement with Mr. Scanlon

      Effective October 31, 2002, we entered into a letter agreement with John Scanlon to provide for automatic termination of his employment with the Company no later than January 31, 2003. Prior to the effective date of the letter agreement, we had announced that Mr. Scanlon would not be relocating to Atlanta and would leave the Company upon appointment of his successor. The letter agreement provides for Mr. Scanlon to receive six months' base salary and certain other customary severance benefits. The receipt of severance benefits by Mr. Scanlon is conditioned on his execution and delivery to us of a previously agreed upon release and settlement agreement. Pursuant to the letter agreement, Mr. Scanlon remains subject to certain confidentiality obligations and, for a period of one year after termination, certain non-competition obligations in favor of the Company.

Agreement with Mr. Marashi

      Effective December 31, 2002, we entered into an at-will employment agreement with Mr. Ali Marashi. The agreement provides that Mr. Marashi will serve as our Vice President and Chief Technology Officer, and will receive an annual base salary of $190,000, which may be increased or decreased by our chief executive officer in consultation with our board or compensation committee. The agreement also provides that Mr. Marashi will receive a bonus of up to 50% of his base salary, based on the satisfaction of performance goals, in the event we adopt a bonus plan for executives and senior officers. We have not implemented such a bonus plan at this time. Any bonus may be payable in shares of our common stock or other equity securities, including restricted stock and stock options. The agreement provides that Mr. Marashi will accrue 20 days of combined vacation/sick leave annually and will receive three personal days each year. The agreement also contains a provision requiring Mr. Marashi to maintain the confidentiality of our confidential information, a non-competition provision for one year following termination of employment (which may be waived), and a provision prohibiting solicitation of our employees within one year following termination of employment. Our employment of Mr. Marashi may be terminated under the agreement by us or by Mr. Marashi, at any time, with or without advance notice.

      Severance upon Termination Without Cause. The agreement provides that if Mr. Marashi's employment is terminated by us without cause, he will receive from us a cash severance payment equal to one year of his then-current base salary. In addition, upon our termination of Mr. Marashi's employment without cause, his unvested options and any other unvested equity compensation he received from us will terminate, and his vested options will remain exercisable no later than three months after termination of his employment.

      Severance Following Change in Control. Furthermore, pursuant to the agreement, in the event that Mr. Marashi's employment is terminated without cause or he resigns for good reason, in either case within 12 months of a change in control (as such term is defined in the agreement), he will receive a cash severance payment equal to 24 months of his then-current base salary and then-current maximum target bonus, and 100% of his unvested stock options and additional equity compensation shall become vested, free of restrictions (if any), and immediately exercisable for the remaining term of the relevant grant or award. In addition, he will continue to receive health care and life insurance coverage for 24 months as if he were an active employee (subject to the employee portion of premiums for such coverages).

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the board of directors consists of Kevin L. Ober and Robert D. Shurtleff, Jr., each of whom is a non-employee director. The Compensation Committee is responsible for establishing and administering compensation policies and programs for our executive officers. This report reflects our compensation philosophy.

Executive Officer Compensation

      Our executive compensation program has been designed to (i) ensure that compensation provided to executive officers is closely aligned with its business objectives and financial performance; (ii) enable us to attract and retain those officers and other key executives who contribute to our long-term success; and
(iii) maximize stockholder value.

      Executive compensation generally consists of three components: (i) base salary; (ii) annual cash bonus; and (iii) long-term incentive awards. The Chief Executive Officer annually recommends executive officer compensation levels to the Compensation Committee. The Compensation Committee makes the final determination of executive compensation levels but relies on the Chief Executive Officer's annual recommendations because it believes the Chief Executive Officer is the most qualified person to make assessments about individual performance.

      The Compensation Committee annually reviews and establishes each executive officer's compensation package by considering (i) the extent to which specified corporate objectives for the preceding year were attained; (ii) the experience and contribution levels of the individual executive officer; and (iii) to a lesser extent, the salary and bonus levels of executive officers in similar positions in companies in the same or related industries as Internap.

      In early 2002, the Compensation Committee recognized that the many restructuring and other cost-cutting steps required to be taken during the course of that year rendered impractical the establishment of specified corporate objectives. In light of the selection of a new Chief Executive Officer in April 2002 and the decision in June 2002 to relocate our headquarters from Seattle, Washington to Atlanta, Georgia, the Compensation Committee continued to view as impractical the establishment of such objectives.

      During 2002, in particular the latter half of that year, the Compensation Committee worked closely with the Chief Executive Officer and our human resources employees to recruit a number of executives to join the Company. In 2002, apart from the Chief Executive Officer, one current employee, Ali Marashi, became our Vice President and Chief Technology Officer. In evaluating and approving the compensation packages for our executive officers, the Compensation Committee took into account numerous factors, including the scope of the relevant position, level of experience and type and length of industry experience.

      For 2003, the Compensation Committee has decided not to establish specific objectives, including financial performance goals, for its executive officers against which bonus compensation would be paid and not to implement a bonus program for such officers. There is no assurance that the Compensation Committee will establish such objectives or such a program or pay bonus compensation in the future.

      The Compensation Committee also grants stock options to executive officers to provide long-term incentives that are aligned with the creation of increased stockholder value over time. Options typically are granted at fair market value at the date of grant, have a ten year term and generally vest 25% on the first anniversary of vesting commencement date and in equal 36 monthly installments thereafter.

      Most stock option grants to executive officers occur in conjunction with the executive officer's acceptance of employment with us. The Compensation Committee, however, reviews stock option levels for all executive officers throughout each fiscal year in light of long-term strategic and performance objectives, each executive officer's current and anticipated contributions to our future performance and the value of such executive's current stock option package. When determining the number of stock options to be awarded to an executive officer, the Compensation Committee considers the executive officer's current contribution to our performance, the executive officer's past option awards and their current value, the executive officer's anticipated contribution in meeting our long-term strategic performance goals and comparisons to formal and informal surveys of executive stock option grants made by other Internet infrastructure companies.

Compensation of the Chief Executive Officer

      The Compensation Committee reviews our Chief Executive Officer's compensation annually using the same criteria and policies as are employed for other executive officers. In April 2002, Mr. Eidenberg resigned as Chief Executive Officer and Mr. Peters began serving as Chief Executive Officer. In addition, pursuant to an employment agreement dated March 28, 2002 between Mr. Peters and us, Mr. Peters was granted a stock option to purchase 2,400,000 shares of common stock with a ten year term, with vesting for 25% of such shares on the first anniversary of vesting and in equal installments over the 36 months thereafter, and a performance-based option to purchase 1,000,000 shares with the same vesting terms. Effective December 31, 2002, the Company and Mr. Peters entered into an at-will employment agreement as described above under the heading "Executive Employment Agreements." The agreement provides that we will grant to Mr. Peters an option to purchase an additional 5,000,000 shares of common stock on or before March 15, 2003, and on February 27, 2003 we effected the grant. The agreement further provides that, subject to shareholder approval necessary to increase the amount of shares under our stock compensation plans, we will grant Mr. Peters an option to purchase an additional 2,200,000 shares of common stock on or before December 31, 2003.

Limitations on the Deductibility of Executive Compensation

      Compensation payments in excess of $1 million to the Chief Executive Officer or the other five most highly compensated executive officers are subject to a limitation on deductibility by us under Section 162(m) of the Internal Revenue Code of 1986, as amended. Certain performance-based compensation is not subject to the limitation on deductibility. The Compensation Committee does not expect cash compensation in 2003 to our Chief Executive Officer or any other executive officer to be in excess of $1 million. We intend to maintain qualification of our 2002 Stock Compensation Plan, Amended and Restated 1998 Stock Option/Stock Issuance Plan, Amended 1999 Equity Incentive Plan for the performance-based exception to the $1 million limitation on deductibility of compensation payments.

      The Compensation Committee believes its executive compensation philosophy serves Internap's interests and the interests of our stockholders.

                              Compensation Committee:

                              Kevin L. Ober
                              Robert D. Shurtleff, Jr.

Compensation Committee Interlocks and Insider Participation

      None of our executive officers or directors serve as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our board of directors or Compensation Committee.

                             STOCK PERFORMANCE GRAPH

      The graph set forth below compares cumulative total return to our stockholders from an investment in our common stock with the cumulative total return of the NASDAQ Composite Index and the Goldman/Sachs Internet Index, resulting from an initial assumed investment of $100 in each and assuming the reinvestment of any dividends, ending at December 31, 2000, December 31, 2001, and December 31, 2002, respectively.

                 Comparison of Cumulative Total Return Among
      Internap Network Services Corporation, the NASDAQ Composite Index
                      and the Goldman/Sachs Internet Index

     [THE FOLLOWING WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL]

                         9/29/99       12/31/00       12/29/01       12/31/02
                         ========      ========       ========       ========

Internap Network         $    100      $    27         $   4          $   1
Services
NASDAQ Composite         $    100      $    90         $   71         $   49
Index
Goldman/Sachs            $    100      $    40         $   23         $   16
Internet Index

                             AUDIT COMMITTEE REPORT

      The primary function of the Audit Committee is to assist the board of directors in its oversight and monitoring of our financial reporting and auditing process. In October 2002, our board of directors adopted an updated Audit Committee Charter that sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee Charter is filed as Appendix J to this Proxy Statement.

      Management has primary responsibility for our financial statements and the overall reporting process, including our system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States, and discuss with the Audit Committee any issues they believe should be raised with the Audit Committee. The Audit Committee monitors these processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent auditors.

      Representatives of PricewaterhouseCoopers LLP, our independent auditors, attended each meeting of the Audit Committee. The Audit Committee reviewed and discussed with management and PricewaterhouseCoopers LLP our audited financial statements for the year ended December 31, 2002 and our unaudited quarterly financial statements for the quarters ended March 31, June 30 and September 30, 2002. The Audit Committee also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

      The Audit Committee also received the written disclosures and the letter from PricewaterhouseCoopers LLP that are required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with PricewaterhouseCoopers LLP its independence. The Audit Committee considered whether the services provided by PricewaterhouseCoopers LLP for the year ended December 31, 2002 are compatible with maintaining their independence. The Audit Committee has determined to engage PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2003.

      Based upon its review of the audited financial statements and the discussions noted above, the Audit Committee recommended that the board of directors include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the SEC.

                                  Audit Committee:

                                  William J. Harding
                                  Fredric W. Harman
                                  Kevin L. Ober

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

      On January 1, 2002, we entered into a consulting agreement with Lyford Cay Securities Corp., an affiliate of one of our stockholders, INT Investments, Inc., that beneficially owns more than 5% of our outstanding common stock. Under the terms of this consulting agreement, which was completed in 2002, we paid Lyford Cay Securities Corp. $400,000 to provide us with financial advisory and strategic advice.

      In 2002, we engaged Korn/Ferry International, a national executive recruiting firm, to assist in the identification and recruitment of senior executives. We also entered into agreements with other nationally known recruiting firms for additional senior executive searches. For the 2002 fiscal year, we paid Korn/Ferry $262,096 in connection with executive placements. Gregory A. Peters, our President and Chief Executive Officer, is the son-in-law of a managing director of Korn/Ferry.

      We have entered into indemnification agreements with our directors and executive officers for the indemnification of and advancement of expenses to such persons to the fullest extent permitted by law. We also intend to enter into these agreements with our future directors and executive officers.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the SEC thereunder require our directors, officers and persons who own more than 10% of our common stock, as well as certain affiliates of such persons, to file initial reports of their ownership of our common stock and subsequent reports of changes in such ownership with the SEC. Directors, officers and persons owning more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

      Based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2002, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent stockholders were complied with, except for the following:

      David L. Abrahamson, the Company's Chief Marketing Officer and Vice President, Sales, timely filed a Form 3 but inadvertently did not include in that report direct shareholdings. This error was corrected by amending the Form 3 report.

      David T. Benton, the Company's former Vice President, Service Delivery, did not complete three Form 4 filings regarding same day stock option exercise and sale transactions within the time period allowed. This error was corrected by the reporting of these transactions in his year-end Form 5.

      John M. Scanlon, the Company's former Vice President of Finance and Administration, Chief Financial Officer and Secretary, did not complete one Form 4 filing regarding a stock option grant within the time period allowed. This error was corrected by the reporting of this transaction in his year-end Form 5.

      Walter G. DeSocio, the Company's Vice President, Chief Administrative Officer, General Counsel and Secretary, did not complete a Form 3 filing within the time period allowed. This omission was corrected in his year-end Form 5. Also during fiscal 2002, Mr. DeSocio timely reported a transaction regarding a stock option grant but reported an incorrect exercise price on part of the options granted. This error was corrected by amending the Form 4 report.

                                   PROPOSAL 11

             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

      Our board of directors has selected PricewaterhouseCoopers LLP as its independent accountants for the fiscal year ending December 31, 2003 and has further directed that management submit the selection of the independent accountants for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited our financial statements since our inception in 1996. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      Stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent accountants is not required by our bylaws or otherwise. However, the board of directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee and the board of directors will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee and the board of directors in their discretion may direct the appointment of different independent accountants at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.

Audit Fees

      During the fiscal year ended December 31, 2002, the aggregate fees billed by PricewaterhouseCoopers LLP for the audit of our financial statements for such fiscal year and for the reviews of our interim financial statements were $217,500.

Financial Information Systems Design and Implementation Fees

      During the fiscal year ended December 31, 2002, no fees were billed by PricewaterhouseCoopers LLP for information technology consulting.

All Other Fees

      During fiscal year ended December 31, 2002, the aggregate fees billed by PricewaterhouseCoopers LLP for professional services other than audit fees were $250,238. Substantially all of these fees were for services traditionally provided by accountants, such as review of tax returns, consultation on tax accounting matters and other special purpose audits.

      The Audit Committee has determined the rendering of all other non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining the independence of our independent accountants.

      The Board of Directors unanimously recommends that you vote "FOR" the ratification of the selection of our independent accountants.

               STOCKHOLDERS' PROPOSALS FOR 2004 ANNUAL MEETING

      Proposals of stockholders, including nominations for the board of directors, intended to be presented at the 2004 Annual Meeting of Stockholders must be received by us at our executive offices in Atlanta, Georgia, on or before February 17, 2004 to be eligible for inclusion in our proxy statement and form of proxy relating to that meeting and to be introduced for action at the meeting. In accordance with our bylaws, for business to be properly brought before a meeting, but not included in the proxy, a stockholder must submit a proposal, including nominations for the board of directors, not earlier than February 17, 2004 and not later than March 19, 2004.

               OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

      Our board of directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of Internap.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    Walter G. DeSocio
                                    Vice President - Chief Administrative
                                    Officer, General Counsel and Secretary

April __, 2003

                  ------------------------------------------

                                   APPENDIX A

             AMENDMENT TO CERTIFICATE OF INCORPORATION AND BYLAWS TO
    PERMIT SERIES A PREFERRED STOCKHOLDERS TO TAKE ACTION BY WRITTEN CONSENT

CERTIFICATE OF INCORPORATION, ARTICLE V, SECTION D

Current:

      "D. No action shall be taken by the stockholders of the Corporation except at an Annual Meeting or special meeting of the stockholders called in accordance with the Bylaws."

Proposed Amendment:

      "D. No action shall be taken by the stockholders of the Corporation except at an Annual Meeting or special meeting of the stockholders called in accordance with the Bylaws. Notwithstanding the foregoing, any action that may be taken or that is required by statute to be taken by the holders of the Company's Series A Preferred Stock at any annual or special meeting, may be taken without a meeting, without prior notice and without a vote, if taken in accordance with the procedures contained in the Bylaws."

BYLAWS, SECTION 13

Current:

      "Section 13. Action Without Meeting. No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action shall be taken by the stockholders by written consent."

Proposed Amendment:

      "Section 13. Action Without Meeting.

      (a) Common Stockholders. No action shall be taken by the common stockholders except at an annual or special meeting of stockholders called in accordance with these Bylaws, and no action shall be taken by the common stockholders by written consent.

      (b) Series A Preferred Stockholders.

      (i) Unless otherwise provided in the Certificate of Incorporation, any action that may be taken or that is required by statute to be taken by the holders of the Company's Series A Preferred Stock (each a "Series A Holder," and collectively, the "Series A Holders") at any annual or special meeting, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, or by electronic transmission setting forth the action so taken, shall be signed by the holders of outstanding Series A Preferred Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

      (ii) Every written consent or electronic transmission shall bear the date of signature of each Series A Holder who signs the consent, and no written consent or electronic transmission shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered to the corporation in the manner herein required, written consents or electronic transmissions signed by a sufficient number of Series A Holders to take action are delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

      (iii) Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those Series A Holders who have not consented in writing or by electronic transmission and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of Series A Holders to take action were delivered to the corporation as provided in Section 228(c) of the DGCL. If the action which is consented to is such as would have required the filing of a certificate under any section of the DGCL if such action had been voted on by Series A Holders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of the Series A Holders, that written consent has been given in accordance with Section 228 of the DGCL.

      A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a Series A Holder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine
(1) that the telegram, cablegram or other electronic transmission was transmitted by the Series A Holder or proxyholder or by a person or persons authorized to act for the Series A Holder and (2) the date on which such Series A Holder or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in the state of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by telegram, cablegram or other electronic transmission may be otherwise delivered to the principal place of business of the corporation or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded if, to the extent and in the manner provided by resolution of the board of directors of the corporation. Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing."

                                   APPENDIX B

               AMENDMENT TO CERTIFICATE OF INCORPORATION TO AMEND
                        DEFINITION OF "LIQUIDATION EVENT"

      Following is the text of the proposed amendment to Article IV, Section
(D)(2)(c) of our certificate of incorporation (amended language is indicated in bold type):

Deemed Liquidation Event. For purposes of this Section (IV)(D)(2), each of the following events shall be deemed a liquidation event:

      (i) (A) any consolidation or merger of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization, effected by the Corporation with the approval of the Board of Directors of the Corporation, in which the stockholders of the Corporation immediately prior to such consolidation, merger or reorganization, own less than fifty percent (50%) of the Corporation's voting power immediately after such consolidation, merger or reorganization; or (B) a transaction or series of transactions, effected with the approval of the Board of Directors of the Corporation, in which a person or group of persons (as defined in Rule 13d-5(b)(1) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act")), acquires beneficial ownership (as determined in accordance with Rule 13d-3 of the Exchange Act) of more than fifty percent (50%) of the Common Stock or voting power of the Corporation (each, an "Acquisition"), excluding, in each case,

            (1) any transaction solely to effect a holding company reorganization or to change the Corporation's domicile; or

            (2) any transaction pursuant to which the Series A Stock was first acquired from the Corporation; or

            (3) any change in ownership caused by a change in the applicable Series A Conversion Price (as defined herein); or

      (ii) a sale, lease or disposition of all or substantially all of the assets of the Corporation (an "Asset Transfer"); provided that an Asset Transfer shall not include any sale, lease or disposition not effected voluntarily by the Corporation (including, without limitation, actions taken in response to a contractual obligation or court order).

                                   APPENDIX C

  AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SIZE OF
                     OUR BOARD OF DIRECTORS TO NINE MEMBERS

      Following is the text of the proposed amendment to Article IV, Subsection
(D)(3)(c)(i) of our certificate of incorporation (amended language in is bold type):

      The Board of Directors shall consist of no more than nine (9) members.

                                   APPENDIX D

                                 FIRST AMENDMENT
                  TO THE INTERNAP NETWORK SERVICES CORPORATION
                          2002 STOCK COMPENSATION PLAN

      This First Amendment to the Internap Network Services Corporation 2002 Stock Compensation Plan (the "Plan") is made and entered into by Internap Network Services Corporation (the "Company").

                             W I T N E S S E T H:

      WHEREAS, the Company maintains the Plan, which is administered by the Compensation Committee of the Board of Directors of the Company (the "Board"), to provide for grants of incentive compensation to its employees, directors and consultants; and

      WHEREAS, the Board has determined that it is advisable to amend the Plan at this time to increase the number of shares available for the issuance of awards under the Plan, subject to shareholder approval, and to add provisions regarding a "change in control" under the Plan; and

      WHEREAS, Section 15 of the Plan permits the Board to amend the Plan at any time; and

      WHEREAS, the Board adopted resolutions approving the First Amendment, on February 27, 2003;

      NOW, THEREFORE, the Company hereby amends the Plan as follows:

                                       1.

      Effective as of the date of shareholder approval of this First Amendment,
Section 3 of the Plan shall be amended to read as follows:

            "3. Shares Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is fifty-four million (54,000,000) less the number of Shares subject to options and other equity awards under the Other Plans. The maximum number of Shares with respect to which Options may be granted to any Participant in any fiscal year shall be 10,000,000. The Shares subject to the Plan may be authorized but unissued, or reacquired shares of Common Stock.

            If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant under the Plan (unless the Plan shall have been terminated). Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan; provided, however, that any Shares subject to unvested stock bonuses which expire or terminate shall revert to and again become available for issuance under the Plan."

                                       2.

      Effective as of ____________, 2003, the Plan shall be amended to add the following new Section 2(e1) after present Section 2(e):

            "(e1) `Change in Control' means the happening of any of the following events:

                  (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (an `Entity') of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding shares of common stock of the Company (the `Outstanding Company Common Stock') or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the `Outstanding Company Voting Securities'); excluding, however, the following:

      (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section;

                  (ii) A change in the composition of the Board such that the individuals who, as of the Applicable Date (as defined in this Section 2(e1)(ii)), constitute the Board, excluding the members of the Board (`Series A Directors') who have been elected pursuant to the terms of the Company's Series A Convertible Preferred Stock (such Board, excluding the Series A Directors, shall be hereinafter referred to as the `Incumbent Board'), cease for any reason to constitute at least a majority of the members of the Board who are not Series A Directors; provided, however, that for purposes of this definition, (A) any individual who becomes a member of the Board subsequent to the Applicable Date, whose election, or nomination for election, by the Company's stockholders was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso), excluding the Series A Directors, shall be considered as though such individual were a member of the Incumbent Board,
      (B) any such individual whose initial assumption of office occurs as a result of or in connection with either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be so considered as a member of the Incumbent Board and (C) the term `Applicable Date' shall mean the date of grant of the affected Stock Award unless the terms of such Stock Award specify another date;

                  (iii) The approval by the stockholders of the Company of a merger, reorganization or consolidation or sale or other disposition of all or substantially all of the assets of the Company (each, a `Corporate Transaction') or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation or other Person which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (a "Parent Company")) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company, such corporation resulting from such Corporate Transaction or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Corporate Transaction, such Parent Company) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Corporate Transaction, and (C) individuals who were members of the Incumbent Board will immediately after the consummation of the Corporate Transaction constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Corporate Transaction, of the Parent Company); or

                  (iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company."

                                       3.

      Effective as of ____________, 2003, the Plan shall be amended to add the following new Section 13A after present Section 13:

            "13A. Changes in Control. Notwithstanding anything in this Plan to the contrary, a Stock Award under this Plan may provide that upon or after a Change in Control, subject to such conditions as may be approved by the Administrator and specified in the Stock Award, vesting of all or a portion of such award may be accelerated and the time for exercise of vested rights under such award may be extended (but not beyond the maximum times permitted under this Plan). In accordance with Section 16 of this Plan, the Board may also amend existing Stock Awards to provide for such rights."

                                       4.

      Except as specifically amended hereby, the Plan shall remain in full force and effect. Pursuant to Section 16 of the Plan, the Board intends that this amendment shall apply to all outstanding Stock Awards as of the date of its adoption ("Prior Awards"), provided that (i) the provisions of new Section 13A shall apply to such Prior Awards only to the extent expressly specified by the Board and (ii) for purposes of applying new Section 2(e1) to a Prior Award, the Applicable Date shall be December 31, 2002, unless another date is specified by the Board.

      IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this First Amendment on the date set forth below.

                                    INTERNAP NETWORK SERVICES CORPORATION

                                    By:______________________________________

                                    Name:____________________________________

                                    Title:___________________________________

                                    Date:____________________________________

                                   APPENDIX E

                                 FIRST AMENDMENT
                  TO THE INTERNAP NETWORK SERVICES CORPORATION
                 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

      This First Amendment to the Internap Network Services Corporation 1999 Non-Employee Directors' Stock Option Plan (the "Plan") is made and entered into by Internap Network Services Corporation (the "Company").

                             W I T N E S S E T H:

      WHEREAS, the Company maintains the Plan, which is administered by the Compensation Committee of the Board of Directors of the Company (the "Board"), to provide for grants of incentive compensation to its non-employee directors; and

      WHEREAS, the Board has determined that it is advisable to amend the Plan at this time to increase the number of shares available for the issuance of awards under the Plan; and

      WHEREAS, Section 12 of the Plan permits the Board to amend the Plan at any time; and

      WHEREAS, the Board adopted resolutions approving the First Amendment on February 27, 2003;

      NOW, THEREFORE, the Company hereby amends the Plan as follows:

                                       1.

      Effective as of the date of shareholder approval of this First Amendment,
Section 4(a) of the Plan shall be amended to read as follows:

           "(a) Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Options shall not exceed in the aggregate three million, five hundred thousand (3,500,000) shares of Common Stock."

                                       2.

      Except as specifically amended hereby, the Plan shall remain in full force and effect.

      IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this First Amendment on the date set forth below.

                                    INTERNAP NETWORK SERVICES CORPORATION

                                    By:______________________________________

                                    Name:____________________________________

                                    Title:___________________________________

                                    Date:____________________________________

                                   APPENDIX F

                                 FIRST AMENDMENT
                  TO THE INTERNAP NETWORK SERVICES CORPORATION
                       AMENDED 1999 EQUITY INCENTIVE PLAN

      This First Amendment to the Internap Network Services Corporation Amended 1999 Equity Incentive Plan (the "Plan") is made and entered into by Internap Network Services Corporation (the "Company").

                             W I T N E S S E T H:

      WHEREAS, the Company maintains the Plan, which is administered by the Compensation Committee of the Board of Directors of the Company (the "Board"), to provide for grants of incentive compensation to its employees, directors and consultants; and

      WHEREAS, the Board has determined that it is advisable to amend the Plan at this time to modify the provisions regarding "change in control" under the Plan; and

      WHEREAS, Section 12 of the Plan permits the Board to amend the Plan at any time;

      NOW, THEREFORE, the Company hereby amends the Plan as follows:

                                       1.

      Effective as of ____________, 2003, the Plan shall be amended to add the following new Section 2(c1) after present Section 2(c):

            "(c1) `Change in Control' means the happening of any of the following events:

                  (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (an `Entity') of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding shares of common stock of the Company (the `Outstanding Company Common Stock') or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the `Outstanding Company Voting Securities'); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company,
      (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection
      (iii) of this Section;

                  (ii) A change in the composition of the Board such that the individuals who, as of the Applicable Date (as defined in this Section 2(e1)(ii)), constitute the Board, excluding the members of the Board (`Series A Directors') who have been elected pursuant to the terms of the Company's Series A Convertible Preferred Stock (such Board, excluding the Series A Directors, shall be hereinafter referred to as the `Incumbent Board'), cease for any reason to constitute at least a majority of the members of the Board who are not Series A Directors; provided, however, that for purposes of this definition, (A) any individual who becomes a member of the Board subsequent to the Applicable Date, whose election, or nomination for election, by the Company's stockholders was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso), excluding the Series A Directors, shall be considered as though such individual were a member of the Incumbent Board,
      (B) any such individual whose initial assumption of office occurs as a result of or in connection with either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the

      Board shall not be so considered as a member of the Incumbent Board and
      (C) the term `Applicable Date' shall mean the date of grant of the affected Stock Award unless the terms of such Stock Award specify another date;

                  (iii) The approval by the stockholders of the Company of a merger, reorganization or consolidation or sale or other disposition of all or substantially all of the assets of the Company (each, a `Corporate Transaction') or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation or other Person which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (a "Parent Company")) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company, such corporation resulting from such Corporate Transaction or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Corporate Transaction, such Parent Company) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Corporate Transaction, and (C) individuals who were members of the Incumbent Board will immediately after the consummation of the Corporate Transaction constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Corporate Transaction, of the Parent Company); or

                  (iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company."

                                       2.

            Effective as of ____________, 2003, the Plan shall be amended to add the following new Section 11(d1) after present Section 11(d):

            "(d1) Further Provisions Regarding Changes in Control. Notwithstanding anything in this Plan to the contrary, a Stock Award under this Plan may provide that upon or after a Change in Control, subject to such conditions as may be approved by the plan administrator (as identified under Section 3) and specified in the Stock Award, vesting of all or a portion of such award may be accelerated and the time for exercise of vested rights under such award may be extended (but not beyond the maximum times permitted under this Plan). In accordance with Section 12(e) of this Plan, the Board may also amend existing Stock Awards to provide for such rights."

                                       3.

      Except as specifically amended hereby, the Plan shall remain in full force and effect. Pursuant to Section 12(e) of the Plan, the Board intends that this amendment shall apply to all outstanding Stock Awards as of the date of its adoption ("Prior Awards"), provided that (i) the provisions of new Section 11(d1) shall apply to such Prior Awards only to the extent expressly specified by the Board and (ii) for purposes of applying new Section 2(c1) to a Prior Award, the Applicable Date shall be December 31, 2002, unless another date is specified by the Board.

      IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this First Amendment on the date set forth below.

                                    INTERNAP NETWORK SERVICES CORPORATION

                                    By:______________________________________

                                    Name:____________________________________

                                    Title:___________________________________

                                    Date:____________________________________

                                     APPENDIX G

                                 FIRST AMENDMENT
      TO THE AMENDED AND RESTATED INTERNAP NETWORK SERVICES CORPORATION
                  1999 STOCK INCENTIVE PLAN FOR NON-OFFICERS
            (formerly known as the CO SPACE Stock Incentive Plan)
                 (as amended and restated September 20, 2000)

      This First Amendment to the Amended and Restated Internap Network Services Corporation 1999 Stock Incentive Plan for Non-Officers (formerly known as the CO SPACE Stock Incentive Plan) (the "Plan") is made and entered into by Internap Network Services Corporation (the "Company").

                             W I T N E S S E T H:

      WHEREAS, the Company maintains the Plan, which is administered by the Compensation Committee of the Board of Directors of the Company (the "Board"), to provide for grants of incentive compensation to its non-officer employees and consultants; and

      WHEREAS, the Board has determined that it is advisable to amend the Plan at this time to modify the provisions regarding "changes in control" under the Plan; and

      WHEREAS, Section 15 of the Plan permits the Board to amend the Plan at any time;

      NOW, THEREFORE, the Company hereby amends the Plan as follows:

                                       1.

      Effective as of ____________, 2003, subsection D of Section 8 of the Plan shall be amended to read as follows:

            "D. Acceleration of Vesting. The Committee shall have the right to accelerate the date of exercise of any installment of any Option, despite the fact that such acceleration may cause the application of Sections 280G and 4999 of the Code if a Change in Control, as defined below in paragraph 13C, occurs."

                                       2.

      Effective as of ____________, 2003, subsection C of Section 13 of the Plan shall be amended to read as follows:

            "C. Certain Changes in Control. In the event of a `Change in Control' or `Corporate Transaction,' any surviving corporation or acquiring corporation may assume or continue any Stock Rights outstanding under the Plan or may substitute similar Stock Rights (including an award to acquire the same consideration paid to the shareholders in the Change in Control or Corporate Transaction) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume or continue such Stock Rights or to substitute similar Stock Rights for those outstanding under the Plan, then with respect to Stock Rights held by participants whose Service has not terminated, the vesting of such Stock Rights (and, if applicable, the time during which such Stock Rights may be exercised) shall be accelerated in full, and the Stock Rights shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Stock Rights outstanding under the Plan, such Stock Rights shall terminate if not exercised (if applicable) prior to such event.

                A `Change in Control' or `Corporate Transaction' shall mean the happening of any of the following events:

          (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (an `Entity') of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding shares of common stock of the Company (the `Outstanding Company Common Stock') or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the `Outstanding Company Voting Securities'); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company,
      (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection
      (iii) of this Section;

            (ii) A change in the composition of the Board such that the individuals who, as of the Applicable Date (as defined in this Section 2(e1)(ii)), constitute the Board, excluding the members of the Board (`Series A Directors') who have been elected pursuant to the terms of the Company's Series A Convertible Preferred Stock (such Board, excluding the Series A Directors, shall be hereinafter referred to as the `Incumbent Board'), cease for any reason to constitute at least a majority of the members of the Board who are not Series A Directors; provided, however, that for purposes of this definition, (A) any individual who becomes a member of the Board subsequent to the Applicable Date, whose election, or nomination for election, by the Company's stockholders was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso), excluding the Series A Directors, shall be considered as though such individual were a member of the Incumbent Board,
      (B) any such individual whose initial assumption of office occurs as a result of or in connection with either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be so considered as a member of the Incumbent Board and (C) the term `Applicable Date' shall mean the date of grant of the affected Stock Right unless the terms of such Stock Right specify another date;

            (iii) The approval by the stockholders of the Company of a merger, reorganization or consolidation or sale or other disposition of all or substantially all of the assets of the Company (each, a `Defined Transaction') or, if consummation of such Defined Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding however, such a Defined Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Defined Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Defined Transaction (including, without limitation, a corporation or other Person which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (a "Parent Company")) in substantially the same proportions as their ownership, immediately prior to such Defined Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company, such corporation resulting from such Defined Transaction or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Defined Transaction, such Parent Company) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Defined Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Defined Transaction, and (C) individuals who were members of the Incumbent Board will immediately after the consummation of the Defined Transaction constitute at least a majority of the members of the board of directors of the corporation resulting from such Defined Transaction (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Defined Transaction, of the Parent Company); or

            (iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company."

                                       3.

      Effective as of ____________, 2003, the Plan shall be amended to add the following new Section 13D1 after present Section 13D:

                  "D1. Further Provisions Regarding Changes in Control. Notwithstanding anything in this Plan to the contrary, a Stock Right under this Plan may provide that upon or after a Change in Control, subject to such conditions as may be approved by the Administrator and specified in the Stock Right, vesting of all or a portion of such Stock Right may be accelerated and the time for exercise of vested rights under such award may be extended (but not beyond the maximum times permitted under this Plan). In accordance with Section 17 of this Plan, the Board may also amend existing Stock Rights to provide for such rights."

                                       4.

      Except as specifically amended hereby, the Plan shall remain in full force and effect. Pursuant to Section 17 of the Plan, the Board intends that this amendment shall apply to all outstanding Stock Awards as of the date of its adoption ("Prior Awards"), provided that (i) the provisions of new Section 13D1 shall apply to such Prior Awards only to the extent expressly specified by the Board and (ii) for purposes of applying the definition of "Change in Control" in revised Section 13C to a Prior Award, the Applicable Date shall be December 31, 2002, unless another date is specified by the Board.

      IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this First Amendment on the date set forth below.

                                    INTERNAP NETWORK SERVICES CORPORATION

                                    By:______________________________________

                                    Name:____________________________________

                                    Title:___________________________________

                                    Date:____________________________________

                                   APPENDIX H

                                 FIRST AMENDMENT
                  TO THE INTERNAP NETWORK SERVICES CORPORATION
                      1998 STOCK OPTION/STOCK ISSUANCE plan
                  (as amended and restated September 20, 2000)

      This First Amendment to the Internap Network Services Corporation 1998 Stock Option/Stock Issuance Plan (the "Plan") is made and entered into by Internap Network Services Corporation (the "Company").

                             W I T N E S S E T H:

      WHEREAS, the Company maintains the Plan, which is administered by the Compensation Committee of the Board of Directors of the Company (the "Board"), to provide for grants of incentive compensation to its key employees, non-employee directors and consultants; and

      WHEREAS, the Board has determined that it is advisable to amend the Plan at this time to modify the provisions regarding "changes in control" under the Plan; and

      WHEREAS, Article IV, Section 3(a) of the Plan permits the Board to amend the Plan at any time;

      NOW, THEREFORE, the Company hereby amends the Plan as follows:

                                       1.

      Effective as of ________, 2003, the definition of Change in Control under
Article I, Section 6, shall be amended to read as follows:

          "Change in Control means the happening of any of the following events:

                  (a) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (an `Entity') of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (i) the then outstanding shares of common stock of the Company (the `Outstanding Company Common Stock') or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the `Outstanding Company Voting Securities'); excluding, however, the following: (A) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (B) any acquisition by the Company,
      (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection
      (c) of this Section;

                  (b) A change in the composition of the Board such that the individuals who, as of the Applicable Date (as defined in this Section 2(e1)(ii)), constitute the Board, excluding the members of the Board (`Series A Directors') who have been elected pursuant to the terms of the Company's Series A Convertible Preferred Stock (such Board, excluding the Series A Directors, shall be hereinafter referred to as the `Incumbent Board'), cease for any reason to constitute at least a majority of the members of the Board who are not Series A Directors; provided, however, that for purposes of this definition, (i) any individual who becomes a member of the Board subsequent to the Applicable Date, whose election, or nomination for election, by the Company's stockholders was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso), excluding the Series A Directors, shall be considered as though such individual were a member of the Incumbent Board,
      (ii) any such individual whose initial assumption of office occurs as a result of or in connection with either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the

      Board shall not be so considered as a member of the Incumbent Board and
      (iii) the term `Applicable Date' shall mean the date of grant of the affected Stock Award unless the terms of such Stock Award specify another date;

                  (c) The approval by the stockholders of the Company of a merger, reorganization or consolidation or sale or other disposition of all or substantially all of the assets of the Company (each, a `Defined Transaction') or, if consummation of such Defined Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding however, such a Defined Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Defined Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Defined Transaction (including, without limitation, a corporation or other Person which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (a "Parent Company")) in substantially the same proportions as their ownership, immediately prior to such Defined Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company, such corporation resulting from such Defined Transaction or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (i) above is satisfied in connection with the applicable Defined Transaction, such Parent Company) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Defined Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Defined Transaction, and (iii) individuals who were members of the Incumbent Board will immediately after the consummation of the Defined Transaction constitute at least a majority of the members of the board of directors of the corporation resulting from such Defined Transaction (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (i) above is satisfied in connection with the applicable Defined Transaction, of the Parent Company); or

                  (d) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company."

                                       2.

      Effective as of ________, 2003, the definition of Corporate Transaction under Article I, Section 6, shall be amended to read as follows:

          "Corporate Transaction means a Change in Control."

                                       3.

            Effective as of ____________, 2003, the first full sentence of
Article IV, Section 3(a) of the Plan is amended to read as follows:

     "The Board shall have complete and exclusive power and authority to amend or modify the Plan or any Stock Award under the Plan in any or all respects whatsoever; provided, that no such amendment or modification shall adversely affect the rights and obligations of the holder of a Stock Award with respect to a Stock Award at the time outstanding under the Plan, nor adversely affect the rights of a Participant with respect to Common Stock issued under the Plan prior to such action, unless the holder of such Stock Award or the affected Participant consents to such amendment."

                                       4.

      Effective as of ____________, 2003, Article V(b) of the Plan shall be amended to read as follows:

            "(b) Changes in Control. In the event of a Change in Control or Corporate Transaction, then any surviving corporation or acquiring corporation may assume or continue any Stock Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the Change in Control Corporate Transaction) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume or continue such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to such event."

                                       5.

      Effective as of ___________, 2003, the Plan shall be amended to add the following new Article V(c1) after present Article V(c):

            "(c1) Further Provisions Regarding Changes in Control. Notwithstanding anything in this Plan (other than Article II, Section 1(c)(4)) to the contrary, a Stock Award under this Plan may provide that upon or after a Change in Control, subject to such conditions as may be approved by the Plan Administrator and specified in the Stock Award, vesting of all or a portion of such award may be accelerated and the time for exercise of vested rights under such award may be extended (but not beyond the maximum times permitted under this Plan). In accordance with
      Article IV, Section 3(a) of this Plan, the Board may also amend existing Stock Awards to provide for such rights."

                                       6.

      Except as specifically amended hereby, the Plan shall remain in full force and effect. Pursuant to Article IV, Section 3(a) of the Plan as amended, the Board intends that this amendment shall apply to all outstanding Stock Awards as of the date of its adoption ("Prior Awards"), provided that (i) the provisions of new Article V(c1) shall apply to such Prior Awards only to the extent expressly specified by the Board and (ii) for purposes of applying subsection
(b) of the new definition "Change in Control" in Article I, Section 6 to a Prior Award, the Applicable Date shall be December 31, 2002, unless another date is specified by the Board.

      IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this First Amendment on the date set forth below.

                                    INTERNAP NETWORK SERVICES CORPORATION

                                    By:______________________________________

                                    Name:____________________________________

                                    Title:___________________________________

                                    Date:____________________________________

                                   APPENDIX I

                                SECOND AMENDMENT
                  TO THE INTERNAP NETWORK SERVICES CORPORATION
                     2000 NON-OFFICER EQUITY INCENTIVE PLAN

      This Second Amendment to the Internap Network Services Corporation 2000 Non-Officer Equity Incentive Plan (the "Plan") is made and entered into by Internap Network Services Corporation (the "Company").

                             W I T N E S S E T H:

      WHEREAS, the Company maintains the Plan, which is administered by the Compensation Committee of the Board of Directors of the Company (the "Board"), to provide for grants of incentive compensation to its non-officer employees and consultants; and

      WHEREAS, the Board has determined that it is advisable to amend the Plan at this time to modify the provisions regarding "change in control" under the Plan; and

      WHEREAS, Section 12 of the Plan permits the Board to amend the Plan at any time;

      NOW, THEREFORE, the Company hereby amends the Plan as follows:

                                       1.

      Effective as of ______________, 2003, the Plan shall be amended to add the following new Section 2(c1) after present Section 2(c):

            "(c1) "Change in Control" means the happening of any of the following events:

                  (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (an `Entity') of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding shares of common stock of the Company (the `Outstanding Company Common Stock') or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the `Outstanding Company Voting Securities'); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company,
      (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection
      (iii) of this Section;

                  (ii) A change in the composition of the Board such that the individuals who, as of the Applicable Date (as defined in this Section 2(e1)(ii)), constitute the Board, excluding the members of the Board (`Series A Directors') who have been elected pursuant to the terms of the Company's Series A Convertible Preferred Stock (such Board, excluding the Series A Directors, shall be hereinafter referred to as the `Incumbent Board'), cease for any reason to constitute at least a majority of the members of the Board who are not Series A Directors; provided, however, that for purposes of this definition, (A) any individual who becomes a member of the Board subsequent to the Applicable Date, whose election, or nomination for election, by the Company's stockholders was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso), excluding the Series A Directors, shall be considered as though such individual were a member of the Incumbent Board,
      (B) any such individual whose initial assumption of office occurs as a result of or in connection with either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be so considered as a member of the Incumbent Board and (C) the term `Applicable Date' shall mean the date of grant of the affected Stock Award unless the terms of such Stock Award specify another date;

                  (iii) The approval by the stockholders of the Company of a merger, reorganization or consolidation or sale or other disposition of all or substantially all of the assets of the Company (each, a `Corporate Transaction') or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation or other Person which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (a "Parent Company")) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company, such corporation resulting from such Corporate Transaction or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Corporate Transaction, such Parent Company) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Corporate Transaction, and (C) individuals who were members of the Incumbent Board will immediately after the consummation of the Corporate Transaction constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Corporate Transaction, of the Parent Company); or

                  (iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company."

                                       2.

      Effective as of ____________, 2003, Section 11(c) of the Plan shall be amended to read as follows:

            "(c) Changes in Control. In the event of a Change in Control, then any surviving corporation or acquiring corporation may assume or continue any Stock Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume or continue such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to such event."

                                       3.

      Effective as of ___________, 2003, the Plan shall be amended to add the following new Section 11(d1) after present Section 11(d):

            "(d1) Further Provisions Regarding Changes in Control. Notwithstanding anything in this Plan to the contrary, a Stock Award under this Plan may provide that upon or after a Change in Control, subject to such conditions as may be approved by the Administrator and specified in the Stock Award, vesting of all or a portion of such award may be accelerated and the time for exercise of vested rights under such award may be extended (but not beyond the maximum times permitted under this Plan). In accordance with Section 12(c) of this Plan, the Board may also amend existing Stock Awards to provide for such rights."

                                         4.

      Except as specifically amended hereby, the Plan shall remain in full force and effect. Pursuant to Section 12(c) of the Plan, the Board intends that this amendment shall apply to all outstanding Stock Awards as of the date of its adoption ("Prior Awards"), provided that (i) the provisions of new Section 11(d1) shall apply to such Prior Awards only to the extent expressly specified by the Board and (ii) for purposes of applying new Section 2(c1) to a Prior Award, the Applicable Date shall be December 31, 2002, unless another date is specified by the Board.

      IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Second Amendment as of the date set forth below.

                                    INTERNAP NETWORK SERVICES CORPORATION

                                    By:______________________________________

                                    Name:____________________________________

                                    Title:___________________________________

                                    Date:____________________________________

                                   APPENDIX J

               AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE

PURPOSE

      The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Internap Network Services Corporation, a Delaware corporation (the "Company"), will be to (i) study, review and evaluate the Company's accounting, auditing and reporting practices, including internal audit and control functions; (ii) serve as a focal point for communication between non-committee directors, the independent accountants and the Company's management; and (iii) monitor transactions between the Company and its employees, officers and members of the Board, or any affiliates of the foregoing.

COMPOSITION

      The Audit Committee shall consist of at least three members of the Board of Directors. The members of the Committee will be appointed by and serve at the discretion of the Board and shall satisfy the independence and experience requirements of the federal securities laws, the Securities and Exchange Commission and the NASDAQ National Market. Specifically, each member of the Audit Committee shall be "independent", as defined in the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and at least one member of the Audit Committee shall be a "financial expert", as such term is used in Section 407 of the Sarbanes-Oxley Act.

1. FUNDING

      The Company shall provide for appropriate funding, as determined by the Committee, for the payment of compensation (1) to the registered public accounting firm employed by the Company for the purpose of rendering or issuing an audit report, and (2) to any other advisors employed by the Committee.

FUNCTIONS AND AUTHORITY

      The operation of the Committee will be subject to the provisions of the Bylaws of the Company, the Delaware General Corporation Law, the federal securities laws and the corporate laws of any other state that may apply to the Company in the future, each as in effect from time to time. The Committee will have the full power and authority to carry out the following responsibilities:

      1. Make recommendations to the Board annually regarding the firm of certified public accountants to be employed by the Company as its independent auditors for the ensuing year, which firm is ultimately accountable to the Committee as representatives of the Company's shareholders, and take all appropriate courses of action to be taken in connection with services performed for the Company by the independent auditors.
      2. Review the engagement of the independent auditors, including the scope, extent and procedures of the audit, the compensation to be paid therefor and all other matters the Committee deems appropriate. Such independent auditors shall report directly to the Committee.
      3. Evaluate the performance of the independent auditors and, if so determined by the Committee, to replace the independent auditors. The Committee shall be directly responsible for the appointment, compensation and oversight of the independent auditors, including the resolution of any disagreements with management and the auditors regarding financial reporting.
      4. Receive written statements from the independent auditors delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard No. 1, to consider and discuss with the auditors any disclosed relationships or services that could affect the auditors' objectivity and independence and otherwise to take appropriate action to oversee the independence of the auditors.
      5. Discuss with the independent auditors the results of the annual audit and the quarterly reviews, including the auditors' assessment of the quality, not just acceptability, of accounting principles, critical accounting policies, the reasonableness of significant judgments, the nature of significant risks and exposures, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Committee by the independent auditors under generally accepted accounting standards.
      6. Have familiarity, through the individual efforts of its members, with the accounting and reporting principles and practices applied by the Company in preparing its financial statements, including without limitation, the policies for recognition of revenues in financial statements.
      7. Review with management and the independent auditors, upon completion of their audit or quarterly review, as the case may be, financial results for the year or quarter, as reported in the Company's financial statements, or other disclosures.
      8. Assist and interact with the independent auditors to enable them to perform their duties in the most efficient and cost effective manner.
      9. Evaluate the cooperation received by the independent auditors during their audit or quarterly review examination, including their access to all requested records, data and information, and elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs.
      10. Review the Company's balance sheet, profit and loss statement and statements of cash flows and stockholders' equity for each annual and interim period, and any changes in accounting policy that have occurred during such period.
      11. Review and approve all professional services provided to the Company by its independent auditors and consider the possible effect of such services on the independence of such auditors. In addition, the Committee shall have the authority to, and shall be required to in its sole discretion, approve (1) all audit services and (2) all permissible non-audit services provided to the Company by its outside auditors, as required by Section 202 of the Sarbanes-Oxley Act.
      12. Establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
      13. Engage its own independent legal counsel and other advisers as it deems necessary to carry out its duties. The Company shall provide the necessary funding for the Committee to engage such advisers, as provided above.
      14. Consult with the independent auditors and discuss with management the scope and quality of internal accounting and financial reporting controls in effect.
      15. Review the reports provided to the Committee by the Company's outside auditors pursuant to Section 204 of the Sarbanes-Oxley Act.
      16. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.
      17. Investigate, review and report to the Board the propriety and ethical implications of any transactions, as reported or disclosed to the Committee by the independent auditors, employees, officers, members of the Board or otherwise, between the Company and any employee, officer or member of the Board of the Company or any affiliates of the foregoing.
      18. Perform such other functions and have such power as may be necessary or convenient in the efficient and lawful discharge of the foregoing.

MEETINGS

      The Committee will hold at least one regular meeting per calendar quarter and additional meetings as the Committee deems appropriate. The President, Chief Executive Officer, Chairman of the Board and Chief Financial Officer may attend any meeting of the Committee, except for portions of the meetings where his, her or their presence would be inappropriate, as determined by the Committee Chairman. In particular, the Committee shall consider when and to the extent meetings are appropriate between the Committee and the Company's outside auditors that are not in the presence of the Company's management.

MINUTES AND REPORTS

      Minutes of each meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chairman of the Committee will report to the Board from time to time, or whenever so requested by the Board.

                                     APPENDIX K

                      INTERNAP NETWORK SERVICES CORPORATION
                          2002 STOCK COMPENSATION PLAN
                          ADOPTED ON SEPTEMBER 10, 2002

      1. Purpose of the Plan. The purposes of this Internap Network Services Corporation 2002 Stock Compensation Plan (the "Plan") are to attract and retain the best available personnel for the Company and its Affiliates, to provide additional incentive to personnel of the Company and its Affiliates and to promote the success of the Company's and its Affiliates' businesses. Options granted under the Plan shall be nonstatutory stock options.

      2. Definitions. As used herein, the following definitions shall apply:

            (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

            (b) "Affiliate" means any Person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Company, whether now or hereafter existing.

            (c) "Affiliated Group" means the group consisting of the Company and its Affiliates.

            (d) "Applicable Laws" means the legal requirements relating to the administration of stock compensation plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any stock exchange rules or regulations and the applicable laws of any other country or jurisdiction where stock awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

            (e) "Board" means the Board of Directors of the Company.

            (f) "Code" means the U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

            (g) "Committee" means the committee of one or more members of the Board appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan.

            (h) "Common Stock" means the common stock of the Company.

            (i) "Company" means Internap Network Services Corporation, a Delaware corporation.

            (j) "Consultant" means any person, including an advisor, who is engaged by the Company or any Affiliate to render consulting or advisory services and is compensated for such services. However, the term "Consultant" shall not include any Officers and/or Directors. The term "Consultant" shall also include a member of the board of directors or governing body of any Affiliate.

            (k) "Director" means a member of the Board.

            (l) "Disability" means the inability of an individual, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that individual's position with the Company or an Affiliate of the Company because of the sickness or injury of the individual, or as may be otherwise defined under applicable local laws.

            (m) "Employee" means any person (including if appropriate, any Officer or Director) employed by the Company or an Affiliate, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code and Applicable Law. A Service Provider shall not cease to be an Employee in the case of

(i) any leave of absence approved by the Company or an Affiliate or (ii) transfers between locations of the Company or an Affiliate, or between the Company and an Affiliate or any successor. The payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

            (n) "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            (o) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such exchange or system on the day of determination or, if the stock exchange or national market system on which the Common Stock trades is not open on the day of determination, the last business day prior to the day of determination;

                  (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination or, if the stock exchange or national market system on which the Common Stock trades is not open on the day of determination, the last business day prior to the day of determination; or

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator issuing the Stock Award.

            (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

            (q) "Officer" means an "officer" as such term is defined for the purposes of Section 16 of the Exchange Act under Rule 16a-1(f) promulgated by the Securities and Exchange Commission under the Exchange Act (or any successor provision thereto).

            (r) "Option" means a stock option granted pursuant to the Plan.

            (s) "Optioned Stock" means the Common Stock subject to an Option.

            (t) "Optionee" means the holder of an outstanding Option.

            (u) "Other Plans" means the SwitchSoft Systems, Inc. Founders 1996 Stock Option Plan, the SwitchSoft Systems, Inc. 1997 Stock Option Plan, the Internap Network Services Corporation 1998 Stock Option/Stock Issuance Program, the Internap Network Services Corporation Amended 1999 Equity Incentive Plan, the Internap Network Services Corporation 1999 Non-Employee Directors' Stock Option Plan, the Internap Network Services Corporation 1999 Stock Incentive Plan For Non-Officers (formerly the CO SPACE, Inc. 1999 Stock Incentive Plan), and the Internap Network Services Corporation 2000 Non-Officer Equity Incentive Plan.

            (v) "Participant" means a person to whom a Stock Award is granted pursuant to the Plan, or if applicable to such other person who holds an outstanding Stock Award.

            (w) "Person" means an individual, a corporation, a limited liability company, a partnership, an association, a joint-stock company, a trust, any unincorporated organization, or a government or political subdivision thereof.

            (x) "Plan" means this Internap Network Services Corporation 2002 Stock Compensation Plan.

            (y) "Securities Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            (z) "Service Provider" means an Employee, Director or Consultant.

            (aa) "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 below.

            (bb) "Stock Award" means any right granted under the Plan, including an Option, a restricted stock bonus and a right to acquire restricted stock.

      3. Shares Subject to the Plan. Subject to the provisions of Section 13 of the Plan, prior to obtaining the approval for this Plan from the Company's Series A preferred stockholders, the maximum aggregate number of Shares that may be issued under the Plan is thirty-two million (32,000,000) less the number of Shares subject to options and other equity awards under the Other Plans. Subsequent to obtaining approval for this Plan from the Company's Series A preferred stockholders, the maximum aggregate number of Shares that may be issued under the Plan is fifty million (50,000,000) less the number of Shares subject to options and other equity awards under the Other Plans. The maximum number of Shares with respect to which Options may be granted to any Participant in any fiscal year shall be 10,000,000. The Shares subject to the Plan may be authorized but unissued, or reacquired shares of Common Stock.

      If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant under the Plan (unless the Plan shall have been terminated). Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan; provided, however, that any Shares subject to unvested stock bonuses which expire or terminate shall revert to and again become available for issuance under the Plan.

      4. Administration of the Plan.

            (a) General. The Plan shall be administered by the Board or one or more Committees, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by Applicable Laws, the Board may authorize one or more Employees (who may (but need not) be Officers) to grant Options to Service Providers. A Committee may delegate some or all of its authority to a Person or group of more than one Person to the extent not prohibited by Applicable Laws. Any delegation of authority, whether by the Board or a Committee thereof, may be revoked at any time by the delegating party.

            (b) Committee Composition. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (for any reason or no reason, with or without cause, and with or without notice) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

            (c) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, other Person or group of Persons the specific duties delegated by the Board or Committee to such Committee, Person, or group of Persons, the Administrator shall have the authority, in its discretion:

                  (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(o) of the Plan;

                  (ii) to select the Service Providers to whom Stock Awards may from time to time be granted hereunder;

                  (iii) to determine whether and to what extent Stock Awards are granted hereunder;

                  (iv) to determine the number of shares of Common Stock to be covered by each Stock Award granted hereunder;

                  (v) to approve forms of agreement for use under the Plan;

                  (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder, which terms and conditions include, but are not limited to, the exercise or purchase price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Optioned Stock or other Stock Award, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (vii) to determine whether and under what circumstances an Option may be settled in cash under Section 9(f) instead of Common Stock;

                  (viii) to modify or amend each Stock Award;

                  (ix) to adopt rules, procedures, and sub-plans to the Plan relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures in foreign jurisdictions, but unless otherwise superseded by the terms of such rules, procedures or sub-plans, the provisions of this Plan shall govern the operation of such rules, procedures or sub-plans; and

                  (x) to make all other determinations deemed necessary or advisable for administering the Plan.

            (d) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Participants and their successor in interest.

      5. Eligibility.

            (a) Recipients of Grants. Stock Awards may be granted to Service Providers. A Service Provider who has been granted a Stock Award under the Plan may, if he or she is otherwise eligible, be granted additional Stock Awards.

            (b) Type of Option. Each Option granted under the Plan shall be designated in the written option agreement as a Nonstatutory Stock Option.

            (c) Restrictions on Eligibility. Notwithstanding the foregoing, the aggregate number of Shares issued pursuant to Stock Awards granted under the Plan to Officers and Directors cannot exceed fifty percent (50%) of the number of Shares reserved for issuance under the Plan as determined at the time of each such issuance to an Officer or Director, except that there shall be excluded from this calculation Shares issued to Officers not previously employed by the Company pursuant to Stock Awards granted as an inducement essential to such individuals entering into employment contracts with the Company. In addition, during the periods commencing on August 14, 2002 and ending on (i) August 14, 2005 and (ii) and on each August 14 thereafter for the remaining Term of the Plan (as described in Section 6 hereof), less than fifty percent (50%) of the Shares subject to Stock Awards granted in such periods may be granted to Officers and Directors, except that there shall be excluded from this calculation Shares subject to Stock Awards granted to Officers not previously employed by the Company pursuant to Stock Awards granted as an inducement essential to such individuals entering into employment contracts with the Company.

            (d) Consultants.

                  (i) A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

                  (ii) Form S-8 generally is available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer's securities.

            (e) No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee at any time, for any reason or no reason, with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

      6. Term of Plan. The Plan (as amended and restated hereby) became effective as of August 14, 2002 and shall continue in effect until terminated under Section 15 of the Plan.

      7. Term of Option. The term of each Option shall be the term stated in the written option agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof, unless otherwise provided in the option agreement.

      8. Option Exercise Price and Consideration.

            (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option granted under the Plan shall be determined by the Administrator. Options may be granted with a per Share exercise price which is either above or below the Fair Market Value per Share on the date of grant, at the discretion of the Administrator.

            (b) The consideration to be paid by the Optionee (or permitted transferee as provided for in Section 10) for the Shares to be issued upon exercise of an Option by the Optionee (or permitted transferee), including the method of payment, shall be determined by the Administrator and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or broker loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the Optionee to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, (9) or such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider whether acceptance of such consideration may be reasonably expected to benefit the Company. At any time that the Company is incorporated in Delaware, if the Optionee (or permitted transferee as provided for in Section 10) is permitted by the Company to pay the exercise price for the issuance of the applicable Shares by deferred payment or promissory note, then the Optionee (or permitted transferee) must pay an amount at least equal to the Common Stock's "par value," as defined in the Delaware General Corporation Law in cash or cash equivalents rather than by deferred payment or promissory note.

      In the case of any promissory note, such promissory note will be a full recourse promissory note, shall provide for interest to be compounded at least annually and to be charged at the market rate of interest necessary to avoid a charge to earnings for financial accounting purposes, and shall be on such further terms as the Board shall determine. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any Applicable Law.

      9. Exercise of Option.

            (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the terms of the Plan, and reflected in the written option agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee. With respect to Options granted under the Plan, the Administrator shall have the discretion to determine whether and to what extent the vesting of such Options shall be tolled during any unpaid leave of absence or transfer from one member of the Affiliated Group to another member of the Affiliated Group; provided however that in the absence of such determination, vesting of such Options shall be tolled during any such leave, to the extent permitted by Applicable Laws.

      An Option may not be exercised for a fraction of a Share.

      An Option shall be deemed to be exercised when written or electronic notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company or its authorized agent. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan and as set forth in the written option agreement. Until the Company or its duly authorized agent has issued the stock certificate evidencing such Shares (or transmitted such Shares via electronic delivery to the Optionee's brokerage account), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate or electronic Share delivery promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued or the date the Shares are electronically delivered to the Optionee's brokerage account, as applicable, except as provided in Section 13 of the Plan.

      Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Employment. With respect to Options granted under the Plan, in the event of termination of an Optionee's service with the Company and its Affiliates, such Optionee may, but only within such period of time as determined by the Board or the Committee and set forth in the option agreement (but in no event later than the expiration date of the term of such Option as set forth in the option agreement), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination; unless such Option is amended while it remains outstanding. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. With respect to Options granted under the Plan, the Board (or its delegate), in its sole discretion, shall determine whether a termination shall be deemed to occur and this Section 9(b) shall apply if (i) the Optionee is a Consultant or non-employee Director at the time of grant and subsequently becomes an Employee,
(ii) the Optionee is an Employee at the time of grant and subsequently becomes a Consultant or non-employee Director or (iii) the Optionee transfers from one member of the Affiliated Group to another member of the Affiliated Group.

            (c) Disability of Optionee. Notwithstanding the provisions of
Section 9(b) above, with respect to Options granted under the Plan, in the event of termination of an Optionee's service with the Company and its Affiliates as a result of his or her Disability, such Optionee may, but only within twelve (12) months from the date of such termination or as otherwise determined by the Board or the Committee and set forth in the option agreement (but in no event later than the expiration date of the term of such Option as set forth in the option agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate. With respect to Options granted under the Plan, the Board (or its delegate), in its sole discretion, shall determine whether a termination shall be deemed to occur and this Section 9(c) shall apply if (i) the Optionee is a Consultant or non-employee Director at the time of grant and subsequently becomes an Employee, (ii) the Optionee is an Employee at the time of grant and subsequently becomes a Consultant or non-employee Director or (iii) the Optionee transfers from one member of the Affiliated Group to another member of the Affiliated Group.

            (d) Death of Optionee. In the event of Optionee's death while a Service Provider, with respect to Options granted under the Plan, his or her Option may be exercised, at any time within twelve (12) months following the date of death or as otherwise determined by the Board or the Committee and set forth in the option agreement (but in no event later than the expiration date of the term of such Option as set forth in the option agreement), by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by the laws of descent and distribution or by a beneficiary designated to exercise the Option upon the Optionee's death pursuant to Section 10, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of death, or if Optionee's estate, the person who acquired the right to exercise the Option by bequest or inheritance or by the laws of descent and distribution or the beneficiary designated to exercise the Option upon the Optionee's death pursuant to Section 10 does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

            (e) Extension of Exercise Period. The Administrator shall have full power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee's status as a Service Provider from the periods set forth in Sections 9(b), 9(c) and 9(d) above or in the option agreement to such greater time as the Administrator shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the option agreement.

            (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

      10. Non-Transferability of Options. Unless otherwise provided by the Administrator, Options are not transferable in any manner otherwise than by will or by the laws of descent or distribution, and may be exercised during the lifetime of the Optionee only by the Optionee. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a beneficiary who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option. The Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to option agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to Applicable Laws.

      11. Taxes.

            (a) As a condition of the exercise of an Option granted under the Plan, the Optionee (or in the case of the Optionee's death, the person exercising the Option) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations and/or social charges ("Tax-Related Items") that may arise in connection with the grant, vesting or exercise of the Option and the issuance of Shares ("Taxable Event"). The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

            (b) In the case of an Optionee who is an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such obligations regarding Tax-Related Items from the next payroll payment otherwise payable after the date of a Taxable Event.

            (c) In the case of an Optionee other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such obligations regarding Tax-Related Items, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Optionee shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the minimum statutory withholding rates for U.S. federal, state and foreign tax purposes, including payroll taxes, applicable to the Taxable Event. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the "Tax Date").

            (d) If permitted by the Administrator, in its discretion, an Optionee may satisfy his or her obligations regarding Tax-Related Items by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the minimum statutory withholding rates for U.S. federal, state and foreign tax purposes, including payroll taxes, applicable to the Taxable Event.

            (e) Any election or deemed election by an Optionee to have Shares withheld to satisfy obligations regarding Tax-Related Items under Section 11(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by an Optionee under Section 11(d) above must be made on or prior to the applicable Tax Date.

            (f) In the event an election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Company shall have the authority to establish an escrow to hold the shares until the latest applicable Tax Date.

      12. Provisions of Stock Awards Other Than Options.

            (a) Restricted Stock Bonus Awards. Each restricted stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of restricted stock bonus agreements may change from time to time, and the terms and conditions of separate restricted stock bonus agreements need not be identical, but each restricted stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

                  (i) Consideration. A restricted stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

                  (ii) Vesting. Shares awarded under the restricted stock bonus agreement may, but need not, be subject to a share reacquisition option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

                  (iii) Termination of Participant's Service. In the event a Participant's service terminates, the Company may reacquire any or all of the Shares held by the Participant which have not vested as of the date of termination under the terms of the restricted stock bonus agreement.

                  (iv) Transferability. Rights to acquire Shares under the restricted stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock bonus agreement, as the Board shall determine in its discretion, so long as Shares awarded under the restricted stock bonus agreement remain subject to the terms of the restricted stock bonus agreement.

            (b) Restricted Stock Purchase Awards. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

                  (i) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement.

                  (ii) Consideration. The purchase price of Shares acquired pursuant to the restricted stock purchase agreement shall be paid either:
      (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion.

                  (iii) Vesting. Shares awarded under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

                  (iv) Termination of Participant's Service. In the event a Participant's service terminates, the Company may repurchase or otherwise reacquire any or all of the Shares held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

                  (v) Transferability. Rights to acquire Shares under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Shares awarded under the restricted stock bonus agreement remain subject to the terms of the restricted stock purchase agreement.

      13. Adjustments Upon Changes in Capitalization, Dissolution or Liquidation, or Merger or Asset Sale.

            (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number, or other changes in the price or other characteristics, of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, spinoff combination or reclassification of the Common Stock, or any other increase or decrease in the number, or other change in the price or characteristic, of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

            (c) Merger or Sale of Assets. In the event of a proposed merger or consolidation of the Company with or into another corporation or a sale, exchange, lease or similar transfer of all or substantially all of the Company's assets, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the Option or to substitute an equivalent option, in which case such Option shall terminate upon the consummation of the merger or sale of assets.

            (d) Certain Distributions. In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

      14. Time of Granting Stock Awards. The date of grant of a Stock Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Stock Award, or such other date as is determined by the Board. Notice of the determination shall be given to each Service Provider to whom a Stock Award is so granted within a reasonable time after the date of such grant.

      15. Amendment and Termination of the Plan.

            (a) Amendment and Termination. Except to the extent prohibited by Applicable Laws and unless otherwise expressly provided in a Stock Award agreement or in the Plan, the Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuance or termination (other than an adjustment made pursuant to Section 13 above) shall be made which would impair the rights of any Participant under any grant theretofore made, without his or her consent.

            (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

      16. Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the affected Participant's rights under any Stock Award shall not be materially impaired and his or her obligations under any Stock Award shall not be materially increased, by any such amendments unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

      17. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of Applicable Laws, including, without limitation, the Securities Act of 1933, the Exchange Act, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

      18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      19. Agreements. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

      20. Code References. All references to any federal statute, rule, regulation or form are to the federal statute, rule, regulation or form in effect at the time or to any successor to such federal statute, rule, regulation or form.

      21. Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

                                   APPENDIX L

                 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                 ADOPTED BY THE BOARD OF DIRECTORS JULY 22, 1999
                    APPROVED BY STOCKHOLDERS AUGUST 23, 1999
                          EFFECTIVE DATE: JULY 22, 1999
                         TERMINATION DATE: JULY 21, 2009

      1. PURPOSES.

            (a) Eligible Option Recipients. The persons eligible to receive Options are the Non-Employee Directors of the Company.

            (b) Available Options. The purpose of the Plan is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Nonstatutory Stock Options.

            (c) General Purpose. The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

      2. DEFINITIONS.

            (a) "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

            (b) "Annual Grant" means an Option granted annually to all Non-Employee Directors who meet the specified criteria pursuant to Subsection 6(b) of the Plan.

            (c) "Annual Meeting" means the annual meeting of the stockholders of the Company.

            (d) "Board" means the Board of Directors of the Company.

            (e) "Code" means the Internal Revenue Code of 1986, as amended.

            (f) "Common Stock" means the common stock of the Company.

            (g) "Company" means Internap Network Services Corporation, a Washington corporation.

            (h) "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director's fee by the Company for their services as Directors.

            (i) "Continuous Service" means that the Optionholder's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Optionholder's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder's Continuous Service. For example, a change in status from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

            (j) "Director" means a member of the Board of Directors of the Company.

            (k) "Disability" means the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person's position with the Company or an Affiliate of the Company because of the sickness or injury of the person.

            (l) "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

            (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (n) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or traded on the NASDAQ National Market or the NASDAQ SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

                  (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

            (o) "Initial Grant" means an Option granted to a Non-Employee Director pursuant to Subsection 6(a) of the Plan.

            (p) "IPO Date" means the effective date of the initial public offering of the Common Stock.

            (q) "Non-Employee Director" means a Director who is not employed by the Company or an Affiliate.

            (r) "Nonstatutory Stock Option" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            (s) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (t) "Option" means a Nonstatutory Stock Option granted pursuant to the Plan.

            (u) "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

            (v) "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

            (w) "Plan" means this Internap Network Services Corporation 1999 Non-Employee Directors' Stock Option Plan.

            (x) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

            (y) "Securities Act" means the Securities Act of 1933, as amended.

      3. ADMINISTRATION.

            (a) Administration by Board. The Board shall administer the Plan. The Board may not delegate administration of the Plan to a committee.

            (b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                  (i) To determine the provisions of each Option to the extent not specified in the Plan.

                  (ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                  (iii) To amend the Plan or an Option as provided in Section
      12.

                  (iv) To terminate or suspend the Plan as provided in Section
      13.

                  (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

      4. SHARES SUBJECT TO THE PLAN.

            (a) Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Options shall not exceed in the aggregate five hundred thousand (500,000) shares of Common Stock.

            (b) Reversion of Shares to the Share Reserve. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Option shall revert to and again become available for issuance under the Plan.

            (c) Source of Shares. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

      5. ELIGIBILITY.

      Nondiscretionary Options as set forth in Section 6 shall be granted under the Plan to all Non-Employee Directors.

      6. NON-DISCRETIONARY GRANTS.

            (a) Initial Grants. On the IPO Date, each person who is then a Non-Employee Director shall automatically be granted an Initial Grant to purchase forty thousand (40,000) shares of Common Stock on the terms and conditions set forth herein. After the IPO Date, each person who is elected or appointed for the first time to be a Non-Employee Director shall automatically, upon the date of his or her initial election or appointment to be a Non-Employee Director by the Board or stockholders of the Company, be granted an Initial Grant to purchase forty thousand (40,000) shares of Common Stock on the terms and conditions set forth herein.

            (b) Annual Grants. On the day following each Annual Meeting commencing with the Annual Meeting in 2000, each person who is then a Non-Employee Director and has been a Non-Employee Director for at least six (6) months automatically shall be granted an Annual Grant to purchase ten thousand (10,000) shares of Common Stock on the terms and conditions set forth herein.

      7. OPTION PROVISIONS.

      Each Option shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

            (a) Term. No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

            (b) Exercise Price. The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

            (c) Consideration. The purchase price of stock acquired pursuant to an Option may be paid in cash or by check at the time the Option is exercised or, to the extent permitted by the Option Agreement and applicable statutes and regulations, (i) by delivery to the Company of other Common Stock, (ii) according to a deferred payment or other arrangement or (iii) by any other form of legal consideration that may be acceptable to the Board and provided in the Option Agreement.

      In the case of any deferred payment arrangement (i) interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (ii) at any time the Company is incorporated in Delaware, payment of the Common Stock's par value shall not be made by deferred payment.

            (d) Transferability. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

            (e) Vesting. Options shall be fully vested and exercisable upon receipt.

            (f) Termination of Continuous Service. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service, or
(ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

            (g) Extension of Termination Date. If the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Subsection 7(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

            (h) Disability of Optionholder. In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

            (i) Death of Optionholder. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the three-month period after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

      8. COVENANTS OF THE COMPANY.

            (a) Availability of Shares. During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

            (b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

      9. USE OF PROCEEDS FROM STOCK.

      Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

      10. MISCELLANEOUS.

            (a) Stockholder Rights. No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

            (b) No Service Rights. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

            (c) Investment Assurances. The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

            (d) Withholding Obligations. The Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock. Notwithstanding the foregoing, the Company shall not be authorized to withhold shares of Common Stock at rates in excess of the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

      11. ADJUSTMENTS UPON CHANGES IN STOCK.

            (a) Capitalization Adjustments. If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject both to the Plan pursuant to Subsection 4(a) and to the nondiscretionary Options specified in Section 5, and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

            (b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Options shall terminate immediately prior to such event.

            (c) Change in Control. In the event of (i) a sale of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation may assume any Options outstanding under the Plan or may substitute similar Options (including an option to acquire the same consideration paid to the stockholders in the transaction described in this Subsection 11(c)) for those outstanding under the Plan.

      12. AMENDMENT OF THE PLAN AND OPTIONS.

            (a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Rule 16b-3 or any NASDAQ or securities exchange listing requirements.

            (b) Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

            (c) No Impairment of Rights. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

            (d) Amendment of Options. The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless
(i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

      13. TERMINATION OR SUSPENSION OF THE PLAN.

            (a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

            (b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.

      14. EFFECTIVE DATE OF PLAN.

      The Plan shall become effective on the IPO Date, but no Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

      15. CHOICE OF LAW.

      All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of Washington, without regard to such state's conflict of laws rules.

                                   APPENDIX M

                       AMENDED 1999 EQUITY INCENTIVE PLAN

                              ADOPTED JUNE 19, 1999
                    APPROVED BY SHAREHOLDERS AUGUST 23, 1999
            AS AMENDED BY THE BOARD OF DIRECTORS ON DECEMBER 9, 1999
                         TERMINATION DATE: JUNE 18, 2009

      1. PURPOSES.

            (a) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

            (b) Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

            (c) General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

      2. DEFINITIONS.

            (a) "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

            (b) "Board" means the Board of Directors of the Company.

            (c) "Cause" shall have such meaning as is defined in the Optionholder's employment or consulting agreement with the Company. If the Optionholder does not have an employment or consulting agreement with the Company, or if such agreement does not define the term "cause," then the term "cause" shall mean: (i) misconduct or dishonesty that materially adversely affects the Company, including without limitation (A) an act materially in conflict with the financial interests of the Corporation, (B) an act that could damage the reputation or customer relations of the Company, (C) an act that could subject the Company to liability, (D) an act constituting sexual harassment or other violation of the civil rights of coworkers, (E) failure to obey any lawful instruction of the Board or any officer of the Company and (F) failure to comply with, or perform any duty required under, the terms of any confidentiality, inventions or non-competition agreement the Optionholder may have with the Company, or (ii) acts constituting the unauthorized disclosure of any of the trade secrets or confidential information of the Company, unfair competition with the Company or the inducement of any customer of the Company to breach any contract with the Company. The right to exercise any Option shall be suspended automatically during the pendency of any investigation by the Board or its designee, and/or any negotiations by the Board or its designee and the Optionholder, regarding any actual or alleged act or omission by the Optionholder of the type described in this section.

            (d) "Code" means the Internal Revenue Code of 1986, as amended.

            (e) "Committee" means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

            (f) "Common Stock" means the common stock of the Company.

            (g) "Company" means Internap Network Services Corporation, a Washington corporation.

            (h) "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director's fee by the Company for their services as Directors.

            (i) "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

            (j) "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

            (k) "Director" means a member of the Board of Directors of the Company.

            (l) "Disability" means (i) before the Listing Date, the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person's position with the Company or an Affiliate of the Company because of the sickness or injury of the person and
(ii) after the Listing Date, the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

            (m) "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

            (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (o) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or traded on the NASDAQ National Market or the NASDAQ SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

                  (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

                  (iii) Prior to the Listing Date, the value of the Common Stock shall be determined in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

            (p) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            (q) "Listing Date" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

            (r) "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

            (s) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

            (t) "Officer" means (i) before the Listing Date, any person designated by the Company as an officer and (ii) on and after the Listing Date, a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (u) "Option" means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

            (v) "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

            (w) "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

            (x) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

            (y) "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

            (z) "Plan" means this Internap Network Services Corporation 1999 Equity Incentive Plan.

            (aa) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

            (bb) "Securities Act" means the Securities Act of 1933, as amended.

            (cc) "Stock Award" means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

            (dd) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

            (ee) "Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

      3. ADMINISTRATION.

            (a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c). Any interpretation of the Plan by the Board and any decision by the Board under the Plan shall be final and binding on all persons.

            (b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                  (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

                  (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                  (iii) To amend the Plan or a Stock Award as provided in
      Section 12.

                  (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

      (c) Delegation to Committee.

                  (i) General. The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

                  (ii) Committee Composition when Common Stock is Publicly Traded. At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may
      (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or) (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

      4. SHARES SUBJECT TO THE PLAN.

            (a) Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate six million five hundred thousand (6,500,000) shares of Common Stock. As of the first nine (9) anniversaries of the effective date of the Plan, the number of shares of Common Stock that may be issued pursuant to Stock Awards will automatically be increased by the lesser of (i) three and one-half percent (3 1/2%) of the total number of shares of Common Stock outstanding on such anniversary date, or (ii) six million five hundred thousand (6,500,000) shares.

            (b) Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

            (c) Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

            (d) Share Reserve Limitation. Prior to the Listing Date and to the extent then required by Section 260.140.45 of Title 10 of the California Code of Regulations, the total number of shares of Common Stock issuable upon exercise of all outstanding Options and the total number of shares of Common Stock provided for under any stock bonus or similar plan of the Company shall not exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of Title 10 of the California Code of Regulations, based on the shares of Common Stock of the Company that are outstanding at the time the calculation is made.

      5. ELIGIBILITY.

            (a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

            (b) Ten Percent Shareholders.

                  (i) A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

                  (ii) Prior to the Listing Date, a Ten Percent Shareholder shall not be granted a Nonstatutory Stock Option unless the exercise price of such Option is at least (i) one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant or (ii) such lower percentage of the Fair Market Value of the Common Stock at the date of grant as is permitted by Section 260.140.41 of Title 10 of the California Code of Regulations at the time of the grant of the Option.

                  (iii) Prior to the Listing Date, a Ten Percent Shareholder shall not be granted a restricted stock award unless the purchase price of the restricted stock is at least (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the date of grant or (ii) such lower percentage of the Fair Market Value of the Common Stock at the date of grant as is permitted by Section 260.140.41 of Title 10 of the California Code of Regulations at the time of the grant of the Option.

            (c) Section 162(m) Limitation. Subject to the provisions of Section 11 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than three million (3,000,000) shares of Common Stock during any calendar year. This subsection 5(c) shall not apply prior to the Listing Date and, following the Listing Date, this subsection 5(c) shall not apply until (i) the earliest of:
(1) the first material modification of the Plan (including any increase in the number of shares of Common Stock reserved for issuance under the Plan in accordance with Section 4); (2) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (3) the expiration of the Plan; or
(4) the first meeting of shareholders at which Directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

            (d) Consultants.

                  (i) Prior to the Listing Date, a Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or the sale of the Company's securities to such Consultant is not exempt under Rule 701 of the Securities Act ("Rule 701") because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

                  (ii) From and after the Listing Date, a Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant
      (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

      6. OPTION PROVISIONS.

      Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

            (a) Term. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, no Option granted prior to the Listing Date shall be exercisable after the expiration of ten (10) years from the date it was granted, and no Incentive Stock Option granted on or after the Listing Date shall be exercisable after the expiration of ten (10) years from the date it was granted.

            (b) Exercise Price of an Incentive Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

            (c) Exercise Price of a Nonstatutory Stock Option. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the exercise price of each Nonstatutory Stock Option granted prior to the Listing Date shall be not less than eighty-five percent (85%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option granted on or after the Listing Date shall be not less than eighty-five percent (85%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

            (d) Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder (including an arrangement involving a promissory note issued by the Optionholder) or (3) in any other form of legal consideration that may be acceptable to the Board; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

      In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

            (e) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

            (f) Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option granted prior to the Listing Date shall not be transferable except by will or by the laws of descent and distribution and, to the extent provided in the Option Agreement, to such further extent as permitted by Section 260.140.41(d) of Title 10 of the California Code of Regulations at the time of the grant of the Option, and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. A Nonstatutory Stock Option granted on or after the Listing Date shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

            (g) Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

            (h) Minimum Vesting Prior to the Listing Date. Notwithstanding the foregoing subsection 6(g), to the extent that the following restrictions on vesting are required by Section 260.140.41(f) of Title 10 of the California Code of Regulations at the time of the grant of the Option, then:

                  (i) Options granted prior to the Listing Date to an Employee who is not an Officer, Director or Consultant shall provide for vesting of the total number of shares of Common Stock at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option was granted, subject to reasonable conditions such as continued employment; and

                  (ii) Options granted prior to the Listing Date to Officers, Directors or Consultants may be made fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

            (i) Termination of Continuous Service. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability or for Cause), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement, which period shall not be less than thirty (30) days for Options granted prior to the Listing Date unless such termination is for cause), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate. In the event an Optionholder's Continuous Service terminates for Cause, then his or her Option shall terminate immediately upon such event.

            (j) Extension of Termination Date. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability or for Cause) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

            (k) Disability of Optionholder. In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which period shall not be less than six (6) months for Options granted prior to the Listing Date) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

            (l) Death of Optionholder. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder's death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which period shall not be less than six (6) months for Options granted prior to the Listing Date) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

            (m) Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Subject to the "Repurchase Limitation" in subsection 10(h), any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

            (n) Right of Repurchase. Subject to the "Repurchase Limitation" in subsection 10(h), the Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to repurchase all or any part of the vested shares of Common Stock acquired by the Optionholder pursuant to the exercise of the Option.

            (o) Right of First Refusal. The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionholder of the intent to transfer all or any part of the shares of Common Stock received upon the exercise of the Option. Except as expressly provided in this subsection 6(o), such right of first refusal shall otherwise comply with any applicable provisions of the Bylaws of the Company.

            (p) Re-Load Options. Without in any way limiting the authority of the Board to make or not to make grants of Options hereunder, the Board shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionholder to a further Option (a "Re-Load Option") in the event the Optionholder exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option shall (i) provide for a number of shares of Common Stock equal to the number of shares of Common Stock surrendered as part or all of the exercise price of such Option; (ii) have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option shall be subject to the same exercise price and term provisions heretofore described for Options under the Plan.


      Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on the exercisability of Incentive Stock Options described in subsection 10(d) and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares of Common Stock under subsection 4(a) and the "Section 162(m) Limitation" on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Board may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

      7. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

            (a) Stock Bonus Awards. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

                  (i) Consideration. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

                  (ii) Vesting. Subject to the "Repurchase Limitation" in subsection 10(h), shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

                  (iii) Termination of Participant's Continuous Service. Subject to the "Repurchase Limitation" in subsection 10(h), in the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

                  (iv) Transferability. For a stock bonus award made before the Listing Date, rights to acquire shares of Common Stock under the stock bonus agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. For a stock bonus award made on or after the Listing Date, rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

            (b) Restricted Stock Awards. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

                  (i) Purchase Price. Subject to the provisions of subsection 5(b) regarding Ten Percent Shareholders, the purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. For restricted stock awards made prior to the Listing Date, the purchase price shall not be less than eighty-five percent (85%) of the Common Stock's Fair Market Value on the date such award is made or at the time the purchase is consummated. For restricted stock awards made on or after the Listing Date, the purchase price shall not be less than eighty-five percent (85%) of the Common Stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

                  (ii) Consideration. The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

                  (iii) Vesting. Subject to the "Repurchase Limitation" in subsection 10(h), shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

                  (iv) Termination of Participant's Continuous Service. Subject to the "Repurchase Limitation" in subsection 10(h), in the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

                  (v) Transferability. For a restricted stock award made before the Listing Date, rights to acquire shares of Common Stock under the restricted stock purchase agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. For a restricted stock award made on or after the Listing Date, rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

      8. COVENANTS OF THE COMPANY.

            (a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

            (b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

      9. USE OF PROCEEDS FROM STOCK.

      Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

      10. MISCELLANEOUS.

            (a) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

            (b) Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

            (c) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

            (d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

            (e) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

            (f) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award in an amount not to exceed the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock. Notwithstanding the foregoing, the Company shall not be authorized to withhold shares of Common Stock at rates in excess of the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

            (g) Information Obligation. Prior to the Listing Date, to the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually. This subsection 10(g) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

            (h) Repurchase Limitation. The terms of any repurchase option shall be specified in the Stock Award and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price. To the extent required by Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations at the time a Stock Award is made, any repurchase option contained in a Stock Award granted prior to the Listing Date to a person who is not an Officer, Director or Consultant shall be upon the terms described below:

                  (i) Fair Market Value. If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of employment at not less than the Fair Market Value of the shares of Common Stock to be purchased on the date of termination of Continuous Service, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within ninety (90) days of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Stock Awards after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock") and (ii) the right terminates when the shares of Common Stock become publicly traded.

                  (ii) Original Purchase Price. If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of Continuous Service at the original purchase price, then (i) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares of Common Stock per year over five (5) years from the date the Stock Award is granted (without respect to the date the Stock Award was exercised or became exercisable) and (ii) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within ninety (90) days of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding "qualified small business stock").

      11. ADJUSTMENTS UPON CHANGES IN STOCK.

            (a) Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

            (b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

            (c) Certain Changes in Control. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (collectively, a "Change in Control"), then any surviving corporation or acquiring corporation may assume or continue any Stock Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume or continue such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to such event.

            (d) Termination of Service Following a Change in Control. Unless otherwise specified in the applicable Stock Award Agreement, in the event of the occurrence of a Change in Control and provided that a Participant's Stock Award remains in effect following such Change in Control or is assumed, continued or substituted for any similar stock award in connection with the Change in Control, then, if such Participant's Continuous Service is terminated by the Company without Cause within thirteen (13) months following the effective date of the Change in Control, all Stock Awards held by such Participant (or any substituted stock awards) shall, as of the date of such termination of Continuous Service, vest in full and become fully exercisable (if applicable) to the extent not previously vested or exercisable. Such Stock Awards shall remain exercisable until they expire in accordance with their terms.

            (e) Securities Acquisition. After the Listing Date, in the event of an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an Affiliate) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full. Such Stock Awards shall remain exercisable until they expire in accordance with their terms.

            (f) Parachute Payments. If any payment or benefit Optionholder would receive in connection with a Change in Control from the Company or otherwise ("Payment") would (i) constitute a "parachute payment" within the meaning of
Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and
(ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then such Payment shall be reduced to the Reduced Amount. The "Reduced Amount" shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in Optionholder's receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting "parachute payments" is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order unless the Optionholder elects in writing a different order (provided, however, that such election shall be subject to Company approval if made on or after the effective date of the Change of Control): reduction of cash payments; cancellation of accelerated vesting of stock awards; reduction of employee benefits. In the event that acceleration of vesting of stock award compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of the Optionholder's stock awards unless the Optionholder elects in writing a different order for cancellation.

      The accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the Change in Control shall perform the foregoing calculations. If the accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Company shall appoint a nationally recognized accounting firm to make the determinations required hereunder. The Company shall bear all expenses with respect to the determinations by such accounting firm required to be made hereunder.

      The accounting firm engaged to make the determinations hereunder shall provide its calculations, together with detailed supporting documentation, to the Company and Optionholder within fifteen (15) calendar days after the date on which Optionholder's right to a Payment arises (if requested at that time by the Company or Optionholder) or at such other time as requested by the Company or Optionholder. If the accounting firm determines that no Excise Tax is payable with respect to a Payment, either before or after the application of the Reduced Amount, it shall furnish the Company and Optionholder with an opinion reasonably acceptable to Optionholder that no Excise Tax will be imposed with respect to such Payment. Any good faith determination of the accounting firm made hereunder shall be final, binding and conclusive upon the Company and Optionholder.

      12. AMENDMENT OF THE PLAN AND STOCK AWARDS.

            (a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any NASDAQ or securities exchange listing requirements.

            (b) Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of
Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

            (c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

            (d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

            (e) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and
(ii) the Participant consents in writing.

      13. TERMINATION OR SUSPENSION OF THE PLAN.

            (a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

            (b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

      14. EFFECTIVE DATE OF PLAN.


      The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

      15. CHOICE OF LAW.

      The law of the State of Washington shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

                                   APPENDIX N

                   1999 STOCK INCENTIVE PLAN FOR NON-OFFICERS

   (ORIGINALLY ADOPTED ON JUNE 28, 1999 AS THE CO SPACE STOCK INCENTIVE PLAN,
       AMENDED ON DECEMBER 22, 1999, JANUARY 11, 2000, AND MARCH 30, 2000
              AND ASSUMED BY INTERNAP NETWORK SERVICES CORPORATION
           IN CONNECTION WITH THE MERGER AGREEMENT DATED MAY 26, 2000.
        AMENDED AND RESTATED AS THE INTERNAP NETWORK SERVICES CORPORATION
        1999 STOCK INCENTIVE PLAN FOR NON-OFFICERS ON SEPTEMBER 20, 2000)

      1. Purpose. This 1999 Stock Incentive Plan For Non-Officers (the "Plan") is intended to provide incentives: (a) to non-officer employees and consultants of Internap Network Services Corporation, a Delaware corporation (the "Company"), and any present or future parent or subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to Non-Qualified Stock Options ("NSOs") that do not qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and (b) to non-officer employees and consultants of the Company and Related Corporations by providing them with opportunities to receive awards of stock in the Company whether such stock awards are in the form of bonus shares, deferred stock awards, or of performance share awards (the "Awards"), and (c) to non-officer employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of restricted stock in the Company ("Restricted Stock Purchases"). Non-Qualified Options are referred to hereafter as "Option." Options, Awards and authorizations to make Restricted Stock Purchases are referred to hereafter individually as a "Stock Right" and collectively as "Stock Rights." Documents evidencing the award of Stock Rights may be referred to collectively as "Stock Rights Agreements." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation", respectively, as those terms are defined in Section 424 of the Code.

      2. Administration of the Plan.

            (a) Board or Committee Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board may appoint a Compensation Committee or a Stock Incentive Plan Committee (as the case may be, the "Committee") of two (2) or more of its members to administer the Plan and to grant Stock Rights hereunder, provided such Committee is delegated such powers in accordance with state law. (All references in this Plan to the "Committee" shall mean the Board if no such Compensation Committee or Stock Incentive Plan Committee has been so appointed).

            (b) Authority of Board or Committee. Subject to the terms of the Plan, the Committee shall have the authority to: (i) determine the employees of the Company and Related Corporations to whom Options may be granted; (ii) determine the time or times at which Options or Awards may be granted or Restricted Stock Purchases made; (iii) determine the exercise price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 6, and the purchase price of shares subject to each Restricted Stock Purchase or Award; (iv) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (v) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Restricted Stock Purchases and the nature of such restrictions, if any; (vi) impose such other terms and conditions with respect to capital stock issued pursuant to Stock Rights not inconsistent with the terms of this Plan as it deems necessary or desirable; and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it.

      The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

            (c) Delegation of Authority to Grant Awards to Officer. Without limiting the foregoing, the Board, in its discretion, may also delegate to a single officer of the Company who is a member of the Board (to the extent consistent with state law) all or part of the Board's or Committee's authority and duties with respect to the granting of Stock Rights to individuals. Such officer (the "Delegated Officer") shall act as a one member committee of the Board, and shall in any event be subject to the same limitations as are applicable to the Committee. References to the Committee in this Plan shall also include the Delegated Officer, but only to the extent consistent with the authorities and duties delegated to the Delegated Officer by the Board. The Board may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Delegated Officer that were consistent with the terms of the Plan.

            (d) Committee Actions. The Committee may select one of its members as its chairman and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, acting at a meeting (whether held in person or by teleconference), or acts reduced to or approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan, subject to compliance with paragraph 2A.

      3. Eligible Employees and Others. Stock Rights may be granted to any employee, consultant or advisor of the Company or any Related Corporation. However, notwithstanding any other provision herein to the contrary, no person shall be eligible for a Stock Right under the Plan (i) who holds a position of vice president or higher of the Company or Related Corporations, (ii) who would be considered an "officer" or " director" within the meaning of those terms under Rule 4460(i)(1)(A) of the National Association of Securities Dealers Manual (or such amended or successor rule), (iii) who would be considered a person subject to Section 16b of the Exchange Act of 1934, as amended (and regulations promulgated thereunder), or (iv) whose eligibility would require approval of the Plan by the stockholders of the Company under any law or regulation or the rules of any stock exchange or market system upon which the Common Stock may then be listed. If not inconsistent with any such law, regulation or rule, a Stock Right may be granted to a person, not previously employed by the Company or a Related Corporation, as an inducement essential to entering into an employment contract with the Company or a Related Corporation.

      The Committee may take into consideration a recipient's individual circumstances in determining whether to grant a Stock Right. Granting a Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

      4. Stock. The stock subject to Stock Rights shall be the common stock of the Company (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 1,346,840, subject to adjustment as provided in paragraph 13.

      5. Granting of Stock Rights. Stock Rights may be granted under the Plan at any time after June 29, 1999 and prior to June 28, 2009. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right or such date that is specified in the instrument or agreement evidencing such Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant.

      6. Minimum Option Price.

            (a) Price for Incentive Stock Options. Incentive Stock Options shall not be granted under this Plan.

            (b) Determination of Fair Market Value. "Fair Market Value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange and is not reported on the NASDAQ National Market List.

      7. Option Duration. Subject to earlier termination as provided in paragraphs 9, 10, and 13, each Option shall expire on the date specified by or shall have such duration as may be specified by the Committee and set forth in the original stock option agreement granting such Option, but not more than ten years from the date of grant. Options shall expire on the date specified in the agreement granting such Options, subject to extension as determined by the Committee.

      8. Exercise of Option. Subject to the provisions of paragraphs 9 through 13, each Option granted under the Plan shall be exercisable as follows:

            (a) Vesting. Unless otherwise specified by the Committee, Options granted to employees shall vest in accordance with the following schedule: (a) as to 25% of the shares subject to the Option, on the first anniversary of the date of grant of the Option; and (b) as to the remaining 75% of the shares subject to the Option, in 36 equal monthly installments (such monthly vesting dates shall commence one months following such first annual anniversary on the exact day of the month as the date of such first annual anniversary, and continue at one month intervals thereafter, except with respect to any month that does not have such date, in which case the date in such month shall be the last day of such month). The Committee may also specify such other conditions precedent as it deems appropriate to the exercise of an Option.

            (b) Full Vesting of Installments. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

            (c) Partial Exercise. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable, provided that the Committee may specify a certain minimum number or percentage of the shares issuable upon exercise of any Option that must be purchased upon any exercise.

            (d) Acceleration of Vesting. The Committee shall have the right to accelerate the date of exercise of any installment of any Option, despite the fact that such acceleration may cause the application of Sections 280G and 4999 of the Code if a Change in Control Event, as defined below in paragraph 13C, occurs.

      9. Termination of Employment. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

      Notwithstanding anything contained in this paragraph 9 to the contrary, the Board or Committee may establish rules in particular stock option agreements with respect to Misconduct, committed by a grantee of a Stock Right. Misconduct shall have the same meaning as the term Cause, as defined below.

      In the event that grantee's Service terminates (other than upon death or Disability or for Cause), the grantee may exercise his or her Option (to the extent that the grantee was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the grantee's Service, or
(ii) the expiration of the term of the Option as set forth in the Option. If, after termination, the grantee does not exercise his or her Option within the time specified in the Option, the Option shall terminate. In the event an grantee's Service terminates for Cause, then his or her Option shall terminate immediately upon such event.

      10. Death; Disability.

            (a) Death. If an optionee ceases to be employed by the Company and all Related Corporations by reason of his death, or if the employee dies within the thirty (30) day period after the employee ceases to be employed by the Company and all Related Corporations, any Option of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the Option or one hundred and eighty (180) days from the date of such optionee's death.

            (b) Disability. If an optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any Option held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the Option or one (1) year from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

      11. Assignability. Except for Options which may be transferred for estate planning purposes to the extent provided in the instrument or agreement granting such Options, no Stock Right shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee each Stock Right shall be exercisable only by him. No Stock Right, nor the right to exercise any portion thereof, shall be subject to execution, attachment, or similar process, assignment, or any other alienation or hypothecation. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of any Stock Right, or of any right or privilege conferred thereby, contrary to the provisions thereof or hereof or upon the levy of any attachment or similar process upon any Stock Right, right or privilege, such Stock Right and such rights and privileges shall immediately become null and void. The foregoing shall not be construed to restrict the ability to assign or transfer shares of Common Stock issued upon the exercise or award of a Stock Right to the extent that the instrument or agreement granting such Stock Right permits such assignment or transfer.

      12. Terms and Conditions of Stock Rights. Stock Rights shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof to the extent applicable and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan. Without limiting the foregoing, such provisions may include transfer restrictions, rights of refusal, vesting provisions, and repurchase rights with respect to shares of Common Stock issuable upon exercise of Stock Rights, and such other restrictions applicable to shares of Common Stock issuable upon exercise of Stock Rights as the Committee may deem appropriate. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

      13. Adjustments. Upon the occurrence of any of the following events, an individual's rights with respect to Stock Rights granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Stock Right:

            (a) Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Rights, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4 and the outstanding Stock Rights will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Rights. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

            (b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Rights shall terminate immediately prior to such event.

            (c) Certain Changes in Control. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (collectively, a "Change in Control" or "Corporate Transaction"), then any surviving corporation or acquiring corporation may assume or continue any Stock Rights outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 13C) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume or continue such Stock Rights or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Rights held by participants whose Service has not terminated, the vesting of such Stock Rights (and, if applicable, the time during which such Stock Rights may be exercised) shall be accelerated in full, and the Stock Rights shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Stock Rights outstanding under the Plan, such Stock Rights shall terminate if not exercised (if applicable) prior to such event.

            (d) Termination of Service Following a Change in Control. Unless otherwise specified in the applicable Stock Rights Agreement, in the event of the occurrence of a Change in Control and provided that a participant's Stock Right remains in effect following such Change in Control or is assumed, continued or substituted for any similar stock award in connection with the Change in Control, then, if such participant's Service is terminated by the Company without Cause within thirteen (13) months following the effective date of the Change in Control, all Stock Rights held by such participant (or any substituted stock awards) shall, as of the date of such termination of Service, vest in full and become fully exercisable (if applicable) to the extent not previously vested or exercisable. Such Stock Rights shall remain exercisable until they expire in accordance with their terms.

      The term "Cause" shall have such meaning as is defined in the grantee's employment or consulting agreement with the Company or a Related Corporation. If the grantee does not have an employment or consulting agreement with the Company or a Related Corporation, or if such agreement does not define the term "cause," then the term "cause" shall mean: (i) misconduct or dishonesty that materially adversely affects the Company or a Related Corporation, including without limitation (A) an act materially in conflict with the financial interests of the Company or a Related Corporation, (B) an act that could damage the reputation or customer relations of the Company or a Related Corporation, (C) an act that could subject the Company or a Related Corporation to liability, (D) an act constituting sexual harassment or other violation of the civil rights of coworkers, (E) failure to obey any lawful instruction of the Board or any officer of the Company or of a Related Corporation and (F) failure to comply with, or perform any duty required under, the terms of any confidentiality, inventions or non-competition agreement the grantee may have with the Company or a Related Corporation, or (ii) acts constituting the unauthorized disclosure of any of the trade secrets or confidential information of the Company or a Related Corporation, unfair competition with the Company or a Related Corporation or the inducement of any customer of the Company or a Related Corporation to breach any contract with the Company or a Related Corporation. The right to exercise any Option shall be suspended automatically during the pendency of any investigation by the Board or its designee, and/or any negotiations by the Board or its designee and the grantee, regarding any actual or alleged act or omission by the grantee of the type described in this section.

      The term "Service" means the performance of services for the Company or a Related Corporation by an individual. An individual shall be deemed to remain in Service for so long as such individual renders services to the Company or a Related Corporation on a periodic basis in the capacity of an employee or an independent consultant or advisor.

            (e) Securities Acquisition. In the event of an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act of 1934, as amended (the "Exchange Act"), or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an Affiliate) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors, then with respect to Stock Rights held by participants whose Service has not terminated, the vesting of such Stock Rights (and, if applicable, the time during which such Stock Rights may be exercised) shall be accelerated in full. Such Stock Rights shall remain exercisable until they expire in accordance with their terms.

            (f) Parachute Payments. If any payment or benefit participant would receive in connection with a Change in Control from the Company or otherwise ("Payment") would (i) constitute a "parachute payment" within the meaning of
Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and
(ii) but
for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then such Payment shall be reduced to the Reduced Amount. The "Reduced Amount" shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in participant's receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting "parachute payments" is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order unless the participant elects in writing a different order (provided, however, that such election shall be subject to Company approval if made on or after the effective date of the Change of Control): reduction of cash payments; cancellation of accelerated vesting of stock awards; reduction of employee benefits. In the event that acceleration of vesting of stock award compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of the participant's stock awards unless the participant elects in writing a different order for cancellation.

      The accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the Change in Control shall perform the foregoing calculations. If the accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Company shall appoint a nationally recognized accounting firm to make the determinations required hereunder. The Company shall bear all expenses with respect to the determinations by such accounting firm required to be made hereunder.

      The accounting firm engaged to make the determinations hereunder shall provide its calculations, together with detailed supporting documentation, to the Company and participant within fifteen (15) calendar days after the date on which participant's right to a Payment arises (if requested at that time by the Company or participant) or at such other time as requested by the Company or participant. If the accounting firm determines that no Excise Tax is payable with respect to a Payment, either before or after the application of the Reduced Amount, it shall furnish the Company and participant with an opinion reasonably acceptable to participant that no Excise Tax will be imposed with respect to such Payment. Any good faith determination of the accounting firm made hereunder shall be final, binding and conclusive upon the Company and participant.

            (g) Issuances of Securities and Non-Stock Dividends. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company (and, in the case of securities of the Company, such adjustments shall be made pursuant to the foregoing subparagraph A).

            (h) Fractional Shares. No fractional shares shall be issued under the Plan, and the optionee shall receive from the Company cash in lieu of such fractional shares.

            (i) Adjustments. Upon the happening of any of the foregoing events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the board of directors of the surviving entity shall determine the specific adjustments to be made under this paragraph 13 and its determination shall be conclusive.

      If any person or entity owning Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in this section as a result of owning such Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Board of Directors of the surviving entity.

            (j) Pooling-of-Interests Accounting. If the Company proposes to engage in a Corporate Transaction or Change in Control intended to be accounted for as a pooling-of-interests, and in the event that the provisions of this Plan or of any agreement hereunder, or any actions of the Board taken in connection with such Corporate Transaction or Change in Control, are determined by the Company's or the surviving entity's independent public accountants to cause such Change in Control or Corporate Transaction to fail to be accounted for as a pooling-of-interests, then such provisions or actions may be amended or rescinded at the election of the Committee, without the consent of any grantee, to be consistent with pooling-of-interests accounting treatment for such Corporate Transaction or Change in Control.

      14. Means of Exercising Options. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, by delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, or (c) at the discretion of the Committee through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, provided, however, that such shares of Common Stock delivered must have been acquired by the holder of the Option more than six months prior to the exercise of the Option, or (d) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (e) at the discretion of the Committee, by any combination of (a), (b) (c) and (d) above. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for the shares subject to the Option. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

      15. Term and Amendment of Plan. The Plan shall expire on June 28, 2009 (except as to Options outstanding on that date). The Board may terminate or amend the Plan in any respect at any time; provided, however that Stock Rights outstanding on such date shall not be affected by the termination of the Plan.

      16. Section 162(m): Section 162(m) does not apply to grants of Stock Rights under this Plan.

      17. Amendment of Stock Rights. The Board or Committee may amend, modify or terminate any outstanding Stock Rights including, but not limited to, substituting therefor another Stock Right of the same or a different type, and changing the date of exercise or realization, provided, that, except as otherwise provided in paragraphs 9 or 10, the grantee's consent to such action shall be required unless the Board or Committee determines that the action, taking into account any related action, would not materially and adversely affect the grantee.

      18. Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options granted and Restricted Stock Purchases authorized under the Plan shall be used for general corporate purposes.

      19. Governmental Regulation. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

      20. Withholding of Additional Income Taxes. Upon the exercise of a Non-Qualified Option, the making of a Restricted Stock Purchase for less than its fair market value, the granting of an Award, or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, the Company, in accordance with Section 3402(a) of the Code, may require the grantee or purchaser to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the making of a Restricted Stock Purchase for less than its fair market value, (iii) the granting of an Award, or (iv) the vesting of restricted Common Stock acquired by exercising a Stock Right, on the grantee's payment of such additional withholding taxes.

      21. Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the state of Washington. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                                   APPENDIX O

           AMENDED AND RESTATED 1998 STOCK OPTION/STOCK ISSUANCE PLAN
                     AMENDED AND RESTATED SEPTEMBER 20, 2000

                                   ARTICLE I

                               GENERAL PROVISIONS

      Section 1. PURPOSE

      This 1998 Stock Option/Stock Issuance Plan is intended to promote the interests of Internap Network Services Corp. (the "Corporation") by providing eligible individuals who are responsible for the management, growth and financial success of the Corporation or who otherwise render valuable services to the Corporation with the opportunity to acquire a proprietary interest, or increase their proprietary interest, in the Corporation and thereby encourage them to remain in the service of the Corporation.

      Capitalized terms used herein shall have the meanings ascribed to such terms in Section 6 of this Article I.

      Section 2. STRUCTURE OF THE PLAN

      The Plan shall be divided into two separate components: the Option Grant Program specified in Article II and the Stock Issuance Program specified in
Article III. The provisions of Articles I, IV and V of the Plan shall apply to both the Option Grant Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals in the Plan.

      Section 3. ADMINISTRATION OF THE PLAN

            (a) The Plan shall be administered by the Board. The Board at any time may appoint a Committee and delegate to such Committee some or all of the administrative powers allocated to the Board pursuant to the provisions of the Plan. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board at any time may terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

            (b) The Plan Administrator (either the Board or the Committee, to the extent the Committee is at the time responsible for the administration of the Plan) shall have full power and authority (subject to the provisions of the
Plan) to establish such rules and regulations as it may deem appropriate for the proper plan administration and to make such determinations under, and issue such interpretations of, the Plan and any outstanding option grants or share issuances as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option or share issuance.

            (c) At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Corporation wishes to comply with Section 162(m) of the Code and/or) (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

      Section 4. OPTION GRANTS AND SHARE ISSUANCES

            (a) The persons eligible to receive option grants pursuant to the Option Grant Program (each an "Optionee") and/or share issuances under the Stock Issuance Program (each a "Participant") are limited to the following:

                  (1) key employees (including officers and directors) of the Corporation (or its Parent or Subsidiary corporations, if any) who render services that contribute to the success and growth of the Corporation (or its Parent or Subsidiary corporations), or that reasonably may be anticipated to contribute to the future success and growth of the Corporation (or its Parent or Subsidiary corporations);

                  (2) the non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary corporations; and

                  (3) those consultants or independent contractors who provide valuable services to the Corporation (or its Parent or Subsidiary corporations, if any).

            (b) The Plan Administrator shall have full authority to determine:
(i) with respect to the option grants made under the Plan, which eligible individuals are to receive option grants, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding, and (ii) with respect to share issuances under the Stock Issuance Program, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares, and the consideration to be paid by the individual for such shares.

            (c) The Plan Administrator shall have the absolute discretion either to grant options in accordance with Article II of the Plan or to effect share issuances in accordance with Article III of the Plan.

      Section 5. STOCK SUBJECT TO THE PLAN

            (a) The stock issuable under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Common Stock (the "Common Stock"). The maximum number of shares that may be issued over the term of the Plan shall not exceed four million thirty-five thousand (4,035,000) shares of Common Stock. The total number of shares issuable under the Plan shall be subject to adjustment from time to time in accordance with the provisions of
Section 5(c).

            (b) Shares subject to (i) the portion of one or more outstanding options that are not exercised or surrendered prior to expiration or termination and (ii) outstanding options canceled in accordance with the cancellation-regrant provisions of Section 5 of Article II will be available for subsequent option grants or stock issuances under the Plan. Shares issued under either the Option Grant Program or the Stock Issuance Program (whether as vested or unvested shares) that are repurchased by the Corporation shall not be available for subsequent option grants or stock issuances under the Plan.

            (c) If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Corporation (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Corporation), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to
Article I, Section 5(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(e), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Corporation shall not be treated as a transaction "without receipt of consideration" by the Corporation.)

            (d) Common Stock issuable under the Plan, whether under the Option Grant Program or the Stock Issuance Program, may be subject to such restrictions on transfer, repurchase rights or other restrictions as may be determined by the Plan Administrator.

            (e) Subject to the provisions of Article I, Section 5(c) relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted options covering more than two million (2,000,000) shares of Common Stock during any calendar year.

      Section 6. DEFINITIONS

      The following definitions shall apply to the respective capitalized terms used herein:

      Board means the Board of Directors of Internap Network Services Corp.

      Cause shall have such meaning as is defined in the Participant's employment or consulting agreement with a Participating Company. If the Participant does not have an employment or consulting agreement with a Participating Company, or if such agreement does not define the term "Cause," then the term "Cause" shall mean: (i) misconduct or dishonesty that materially adversely affects a Participating Company, including without limitation (A) an act materially in conflict with the financial interests of a Participating Company, (B) an act that could damage the reputation or customer relations of a Participating Company, (C) an act that could subject a Participating Company to liability, (D) an act constituting sexual harassment or other violation of the civil rights of coworkers, (E) failure to obey any lawful instruction of the Board or any officer of a Participating Company and (F) failure to comply with, or perform any duty required under, the terms of any confidentiality, inventions or non-competition agreement the Participant may have with a Participating Company, or (ii) acts constituting the unauthorized disclosure of any of the trade secrets or confidential information of a Participating Company, unfair competition with a Participating Company or the inducement of any customer of a Participating Company to breach any contract with a Participating Company. The right to exercise any Option shall be suspended automatically during the pendency of any investigation by the Board or its designee, and/or any negotiations by the Board or its designee and the Participant, regarding any actual or alleged act or omission by the Participant of the type described in this section.

      Change in Control means the transaction described in Article V, Section
(b), which is referred to as a Change in Control or Corporate transaction.

      Code means the Internal Revenue Code of 1986, as amended.

      Committee means either the Compensation Committee of the Board or another committee comprised of two or more members thereof and appointed pursuant to the Plan to function as the Plan Administrator.

      Corporation means Internap Network Services Corp., a Washington corporation.

      Corporate Transaction means the transaction described in Article V, Section (b), which is referred to as a Change in Control or Corporate Transaction.

      Covered Employee means the chief executive officer and the four (4) other highest compensated officers of the Corporation for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

      Employee means an individual who is in the employ of the Corporation or one or more Parent or Subsidiary corporations. An optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Corporation or one or more Parent or Subsidiary corporations, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

      Exchange Act means the Securities Exchange Act of 1934, as amended.

      Exercise Date shall be the date on which written notice of the exercise of an outstanding option under the Plan is delivered to the Corporation. Such exercise shall be effected pursuant to a stock purchase agreement incorporating any repurchase rights or first refusal rights retained by the Corporation with respect to the Common Stock purchased under the option.

      Fair Market Value of a share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

            (a) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

            (b) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the Fair Market Value shall be the mean between the highest bid and the lowest asked prices (or if such information is available the closing selling price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ National Market System or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid and lowest asked prices (or closing selling price) on the last preceding date for which such quotations exist shall be determinative of Fair Market Value.

            (c) If the Common Stock is at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, or if the Plan Administrator determines that the valuation provisions of subsections (a) and (b) above will not result in a true and accurate valuation of the Common Stock, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate under the circumstances.

      Incentive Option means an incentive stock option that satisfies the requirements of Section 422 of the Code.

      Non-Employee Director means a Director who either (i) is not a current Employee or Officer of the Corporation or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Corporation or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

      Non-Statutory Option means an option not intended to meet the statutory requirements prescribed for an Incentive Option.

      Officer means a person who is an officer of the Corporation within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      Outside Director means a Director who either (i) is not a current employee of the Corporation or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Corporation or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Corporation or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Corporation or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

      Parent corporation means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      Participating Company means the Corporation, a Parent, or a Subsidiary.

      Permanent Disability means the inability of an individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expect to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

      Plan means this 1998 Stock Option/Stock Issuance Plan.

      Plan Administrator means the Board or the Committee, to the extent the Committee is responsible for plan administration in accordance with Article I,
Section 3.

      Rule 16b-3 means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

      Securities Act means the Securities Act of 1933, as amended.

      Service means the performance of services for the Corporation or one or more Parent or Subsidiary corporations by an individual in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, unless a different meaning is specified in the option agreement evidencing the option grant, the purchase agreement evidencing the purchased option shares or the issuance agreement evidencing any direct stock issuance. An optionee shall be deemed to remain in Service for so long as such individual renders services to the Corporation or any Parent or Subsidiary corporation on a periodic basis in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor.

      Stock Award means any right granted under the Plan including an Incentive Stock Option, Non-Statutory Option or stock issuance.

      Stock Award Agreement means any written agreement between the Corporation and the holder of a Stock Award evidencing the terms and conditions of the Stock Award. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

      Subsidiary corporation means each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      Ten Percent Shareholder means the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary corporation.

                                   ARTICLE II

                              OPTION GRANT PROGRAM

      Section 1. TERMS AND CONDITIONS OF OPTIONS

      Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and, at the discretion of the Plan Administrator, may be either Incentive Options or Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, that each such instrument shall comply with and incorporate the terms and conditions specified below. In addition, each instrument evidencing an Incentive Option shall be subject to the applicable provisions of Section 2 of this Article II.

            (a) Option Price.

                  (1) The option price per share shall be fixed by the Plan Administrator.

                  (2) The option price shall become immediately due upon exercise of the option, and subject to the provisions of Article IV, Section 2, shall be payable in cash or check drawn to the Corporation's order. Should the Corporation's outstanding Common Stock be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act") at the time the option is exercised, then the option price may also be paid as follows:

                        (A) in shares of Common Stock held by the optionee for
            the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

      (B) through a special sale and remittance procedure pursuant to which the Optionee is to (i) provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds, an amount sufficient to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation by reason of such purchase and (ii) concurrently provide written directives to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to effect the sale transaction.

            (b) Term and Exercise of Options. Each option granted under the Plan shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the notice of grant and stock option agreement evidencing such option. No option granted under the Plan, however, shall have a term in excess of ten (10) years from the grant date. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution following the Optionee's death.

            (c) Termination of Service.

                  (1) Should the Optionee cease to remain in Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under the Plan, then except to the extent otherwise provided pursuant to Section 6 of this Article II, each such option shall remain exercisable for the limited period of time (not to exceed twelve (12) months after the date of such cessation of Service) specified by the Plan Administrator in the option agreement. In no event, however, shall any such option be exercisable after the specified expiration date of the option term. During such limited period of exercisability, the option may not be exercised for more than that number of shares (if any) for which such option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of such period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable.

                  (2) Any option granted to an Optionee under the Plan and exercisable in whole or in part on the date of the Optionee's death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The maximum number of shares for which such option may be exercised shall be limited to the number of shares (if any) for which the option is exercisable on the date of the Optionee's cessation of Service. Any such exercise of the option must be effected prior to the earlier of the first anniversary of the date of the Optionee's death or the specified expiration date of the option term. Upon the occurrence of either such event, the option shall terminate and cease to be exercisable.

                  (3) Notwithstanding subsections (1) and (2) above, the Plan Administrator shall have discretion, exercisable either at the time the option is granted or at the time the Optionee ceases Service, to allow one or more outstanding options held by the Optionee to be exercised, during the limited period of exercisability following the Optionee's cessation of Service, not only with respect to the number of shares for which the option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of purchasable shares for which the option otherwise would have become exercisable had such cessation of Service not occurred.

                  (4) Notwithstanding any provision of this Article II or any other provision of this Plan to the contrary, any options granted under this Plan shall terminate as of the date the Optionee ceases to be in the Service of the Corporation if the Optionee was terminated for "cause" or could have been terminated for "cause." If the Optionee has an employment or consulting agreement with the Corporation, the term "cause" shall have the meaning given that term in such employment or consulting agreement. If the Optionee does not have an employment or consulting agreement with the Corporation, or if such agreement does not define the term "cause," the term "cause" shall mean: (A) misconduct or dishonesty that materially adversely affects the Corporation, including without limitation (i) an act materially in conflict with the financial interests of the Corporation, (ii) an act that could damage the reputation or customer relations of the Corporation, (iii) an act that could subject the Corporation to liability, (iv) an act constituting sexual harassment or other violation of the civil rights of coworkers, (v) failure to obey any lawful instruction of the Board or any officer of the Corporation and (vi) failure to comply with, or perform any duty required under, the terms of any confidentiality, inventions or non-competition agreement the Optionee may have with the Corporation, or (B) acts constituting the unauthorized disclosure of any of the trade secrets or confidential information of the Corporation, unfair competition with the Corporation or the inducement of any customer of the Corporation to breach any contract with the Corporation. The right to exercise any option shall be suspended automatically during the pendency of any investigation by the Board or its designee, and/or any negotiations by the Board or its designee and the Optionee, regarding any actual or alleged act or omission by the Optionee of the type described in this section.

            (d) Shareholder Rights. An Optionee shall have none of the rights of a shareholder with respect to any shares covered by the option until such Optionee shall have exercised the option and paid the option price.

            (e) Repurchase Rights. The shares of Common Stock issued under the Plan shall be subject to certain repurchase rights of the Corporation in accordance with the following provisions:

                  (1) (A) The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under the Plan. Should the optionee cease Service or should the Corporation consummate a Corporate Transaction while the optionee is holding such unvested shares, the Corporation shall have the right to repurchase, at the option price paid per share, all or (at the discretion of the Corporation and with the consent of the Optionee) any portion of those such shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in an instrument evidencing such right.

      (B) The repurchase right shall be assignable to any person or entity selected by the Corporation, including one or more of the Corporation's shareholders. If the selected assignee is other than a Parent or Subsidiary corporation, however, then the assignee must make a cash payment to the Corporation, upon the assignment of the repurchase right, in an amount equal to the amount by which the Fair Market Value of the unvested shares at the time subject to the assigned right exceeds the aggregate repurchase price payable for such unvested shares.

      (C) Upon the occurrence of a Corporate Transaction, the Plan Administrator may, at its sole discretion, (i) terminate all or any outstanding repurchase rights under the Plan and thereby cause the shares subject to such rights to vest immediately in full, (ii) arrange for all or any of the repurchase rights to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (iii) exercise the Corporation's right to repurchase any unvested shares contemporaneously with the consummation of the Corporate Transaction if such right is provided in the instrument pursuant to which such unvested shares were issued.

                  (2) Until such time as the Corporation's outstanding shares of Common Stock are first registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed sale or other disposition by the Optionee (or any successor in interest by reason of purchase, gift or other mode of transfer) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable by the Corporation (or its assignees) in accordance with the terms and conditions established by the Plan Administrator and set forth in the instrument evidencing such right.

      Section 2. INCENTIVE OPTIONS

      The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Incentive Options may be granted only to individuals who are Employees. Options that are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the following terms and conditions.

            (a) Option Price. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the grant date; provided, if the individual to whom the option is granted is at the time a Ten Percent Shareholder, then the option price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the grant date.

            (b) Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or any Parent or Subsidiary corporation) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of one hundred thousand dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as Incentive Options under the Federal tax laws shall be applied on the basis of the order in which such options are granted.

            (c) Option Term for Ten Percent Shareholder. No option granted to a Ten Percent Shareholder shall have a term in excess of five (5) years from the grant date.

      Except as modified by the preceding provisions of this Section 2, all the provisions of the Plan shall be applicable to the Incentive Options granted hereunder.

      Section 3. CORPORATE TRANSACTION

            (a) The exercisability as incentive stock options under the Federal tax laws of any options accelerated in connection with the Corporate Transaction shall remain subject to the applicable dollar limitation of subsection 2(b) of this Article II.

            (b) The grant of options under this Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      Section 4. CANCELLATION AND NEW GRANT OF OPTIONS

      The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but having, in the case of an Incentive Option, an option price per share not less than one hundred percent (100%) of such Fair Market Value per share of Common Stock on the new grant date, or, in the case of a Ten Percent Shareholder, not less than one hundred and ten percent (110%) of such Fair Market Value.

      Section 5. EXTENSION OF EXERCISE PERIOD

      The Plan Administrator shall have full power and authority to extend (either at the time the option is granted or at any time that the option remains outstanding) the period of time for which the option is to remain exercisable following the Optionee's cessation of Service, from the limited period set forth in the option agreement, to such greater period of time as the Plan Administrator may deem appropriate under the circumstances. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

                                  ARTICLE III

                             STOCK ISSUANCE PROGRAM

      Section 6. TERMS AND CONDITIONS OF STOCK ISSUANCES

      Shares of Common Stock shall be issuable under the Stock Issuance Program through direct and immediate issuances without any intervening stock option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions of this Article III.

            (a) Issue Price.

                  (1) Shares may, in the absolute discretion of the Plan Administrator, be issued for consideration with a value less than one-hundred percent (100%) of the Fair Market Value of the issued shares.

                  (2) Shares shall be issued under the Plan for such consideration as the Plan Administrator shall from time to time determine, provided that in no event shall shares be issued for consideration other than:

      (A) cash or check payable to the Corporation,

      (B) a promissory note in favor of the Corporation, which may be subject to cancellation by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator shall specify, or

      (C) services rendered.

            (b) Vesting Schedule.

                  (1) In the discretion of the Plan Administrator, the interest of a Participant in the shares of Common Stock issued to such Participant under the Plan may be fully and immediately vested upon issuance or may vest in one or more installments in accordance with the vesting provisions of subsection (b)(4) below. Except as otherwise provided in subsection (b)(2), the Participant may not transfer any issued shares in which such Participant does not have a vested interest. Accordingly, all unvested shares issued under the Plan shall bear the restrictive legend specified in Article IV, Section 1, until such legend is removed in accordance with such section. Regardless of whether or not a Participant's interest in such shares is vested, such Participant shall be entitled to exercise all the rights of a shareholder with respect to the shares of Common Stock issued to Participant hereunder, including the right to vote such shares and to receive any cash dividends or other distributions paid or made with respect to such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) that the holder of unvested Common Stock may have the right to receive with respect to such unvested shares by reason of a stock dividend, stock split, reclassification or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration therefor shall be issued subject to (i) the same vesting requirements under subsection (b)(4) applicable to the unvested Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                  (2) As used in this Article III, the term "transfer" shall include (without limitation) any sale, pledge, encumbrance, gift or other disposition of such shares. A Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to Participant's spouse, parents or issue or to a trust established for such spouse, parents or issue, provided the donee of such shares delivers to the Corporation, at the time of such donee's acquisition of the gifted shares, a written agreement to be bound by all the provisions of the Plan and the Issuance Agreement executed by the Participant.

                  (3) Should the Participant cease Service for any reason while Participant's interest in the Common Stock remains unvested, then the Corporation shall have the right to repurchase, at the original purchase price paid by the Participant, all or (at the discretion of the Corporation and with the consent of the Participant) any portion of the shares in which the Participant is not at the time vested, and the Participant shall thereafter cease to have any further shareholder rights with respect to the repurchased shares.

                  (4) Any shares of Common Stock issued under the Stock Issuance Program that are not vested at the time of such issuance shall vest in one or more installments thereafter. The elements of the vesting schedule, specifically, the performance or service objectives to be completed or achieved, the number of installments in which the shares are to vest, the interval or intervals (if any) that are to lapse between installments and the effect that death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and specified in the Issuance Agreement.

                  (5) In its discretion, the Plan Administrator may elect not to exercise, in whole or in part, its repurchase rights with respect to any unvested Common Stock or other assets that would otherwise at the time be subject to repurchase pursuant to the provisions of subsection (b)(3) above. Such an election shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the election applies.

                  (6) No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until, in the opinion of counsel for the Corporation (or its successor in the event of any Corporate Transaction), there shall have been compliance with all applicable requirements of the securities exchange on which stock of the same class is then listed and all other requirements of Federal and state law or of any regulatory bodies having jurisdiction over such issuance and delivery.

            (c) Right of First Refusal. The Plan Administrator may also in its discretion establish as a term and condition of the issuance of one or more shares of Common Stock under the Stock Issuance Program that the Corporation shall have a right of first refusal with respect to any proposed disposition by the Participant (or any successor in interest by reason of purchase, gift or other mode of transfer) of one or more shares of such Common Stock. Such right of first refusal shall be exercisable by the Corporation (or its assignees) in accordance with the terms and conditions specified in the instrument evidencing such right.

                                   ARTICLE IV

                                  MISCELLANEOUS

      Section 7. Stock Legend. Each certificate representing shares of Common Stock (or other securities) issued pursuant to the Plan may bear a restrictive legend substantially as follows:

      (1) "This certificate and the shares represented hereby may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of written agreements between the Corporation and the registered holder of the shares (or the predecessor in interest to the shares). Upon written request, the Corporation will furnish without charge a copy of such agreements to the holder hereof."

      Section 8. LOANS

            (a) The Plan Administrator, in its discretion, may assist any Optionee or Participant (including an Optionee or Participant who is an officer or director of the Corporation) in the exercise of one or more options granted to such Optionee under the Article II Option Grant Program or the purchase of one or more shares issued to such Participant under the Article III Stock Issuance Program, including the satisfaction of any Federal and State income and employment tax obligations arising therefrom, by

                  (1) authorizing the extension of a loan from the Corporation to such Optionee or Participant, or

                  (2) permitting the Optionee or Participant to pay the option price or purchase price for the purchased Common Stock in installments over a period of years.

            (b) The terms of any loan or installment method of payment (including the interest rate and terms of repayment applicable thereto) shall be established by the Plan Administrator. Loans or installment payments may be granted with or without security or collateral; provided, that any loan made to a consultant or other non-employee advisor must be secured by property other than the purchased shares of Common Stock. In all events the maximum credit available to each Optionee or Participant may not exceed the sum of (i) the aggregate option price or purchase price payable for the purchased shares (less the par value of such shares rounded up to the nearest whole cent) plus (ii) any Federal and State income and employment tax liability incurred by the Optionee or Participant in connection with such exercise or purchase.

            (c) The Plan Administrator, in its discretion, may determine that one or more loans extended under the financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Board deems appropriate.

      Section 9. AMENDMENT OF THE PLAN AND AWARDS

            (a) The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever; provided, that no such amendment or modification shall adversely affect the rights and obligations of an Optionee with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Plan prior to such action, unless the Optionee or Participant consents to such amendment. In addition, the Board shall not, without the approval of the Corporation's shareholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan (except for permissible adjustments under Article I, Section 5(c)), (ii) materially increase the benefits accruing to individuals who participate in the Plan, or (iii) materially modify the eligibility requirements for participation in the Plan.

            (b) Options to purchase shares of Common Stock may be granted under the Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program, which in both instances are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Option Grant Program or the Stock Issuance Program are held in escrow until the Corporation's shareholders approve an amendment that sufficiently increases the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the initial excess stock option grants or direct stock issuances are made, then any unexercised options representing such excess shall terminate and cease to be exercisable and the Corporation shall promptly refund to the Optionees and Participants the option or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) thereon for the period the shares were held in escrow.

      Section 10. EFFECTIVE DATE AND TERM OF PLAN

            (a) The Plan shall become effective when adopted by the Board, but no option granted under the Plan shall become exercisable, and no shares shall be issuable under the Stock Issuance Program, unless and until the Plan shall have been approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate, and no further options shall be granted and no shares shall be issued under the Stock Issuance Program. Subject to such limitation, the Plan Administrator may grant options under the Plan at any time after the effective date and before the date fixed herein for termination of the Plan.

            (b) The Plan shall terminate upon the earlier of (i) ten years after the adoption of the Plan or (ii) the date on which all shares available for issuance under the Plan have been issued or canceled pursuant to the exercise of options granted under Article II or the issuance of shares under Article III. If the date of termination is determined under clause (i) above, then no options outstanding on such date under Article II and no shares issued and outstanding on such date under Article III shall be affected by the termination of the Plan, and such securities shall thereafter continue to have force and effect in accordance with the provisions of the stock option agreements evidencing such
Article II options and the stock purchase agreements evidencing the issuance of such Article III shares.

      Section 11. USE OF PROCEEDS

      Any cash proceeds received by the Corporation from the issuance of shares of Common Stock under the Plan shall be used for general corporate purposes.

      Section 12. WITHHOLDING

      The Corporation's obligation to deliver shares upon the exercise of any options granted under Article II or upon the purchase of any shares issued under
Article III shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

      Section 13. REGULATORY APPROVALS

      The implementation of the Plan, the granting of any options under the Option Grant Program, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

      Section 14. ACCELERATION OF EXERCISABILITY AND VESTING

      The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

                                   ARTICLE V

                   CHANGE IN CONTROL OR CORPORATE TRANSACTIONS

            (a) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Corporation, then all outstanding Options shall terminate immediately prior to such event.

            (b) Certain Changes in Control. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Corporation,
(ii) a merger or consolidation in which the Corporation is not the surviving corporation or (iii) a reverse merger in which the Corporation is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (collectively, a "Change in Control" or "Corporate Transaction"), then any surviving corporation or acquiring corporation may assume or continue any Stock Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this paragraph) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume or continue such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to such event.

            (c) Termination of Service Following a Change in Control. Unless otherwise specified in the applicable Stock Award Agreement, in the event of the occurrence of a Change in Control and provided that a participant's Stock Award remains in effect following such Change in Control or is assumed, continued or substituted for any similar stock award in connection with the Change in Control, then, if such participant's Service is terminated by the Corporation without Cause within thirteen (13) months following the effective date of the Change in Control, all Stock Awards held by such participant (or any substituted stock awards) shall, as of the date of such termination of Service, vest in full and become fully exercisable (if applicable) to the extent not previously vested or exercisable. Such Stock Awards shall remain exercisable until they expire in accordance with their terms. For the purposes of this section, Cause shall have the same meaning as is defined in Article II, Section 1(c)(4).

            (d) Securities Acquisition. In the event of an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Corporation or an Affiliate) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Corporation representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Corporation's Board of Directors, then with respect to Stock Awards held by Participants whose Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full. Such Stock Awards shall remain exercisable until they expire in accordance with their terms.

            (e) Parachute Payments. If any payment or benefit a Participant would receive in connection with a Change in Control from the Corporation or otherwise ("Payment") would (i) constitute a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) but for this sentence, be subject to the excise tax imposed by
Section 4999 of the Code (the "Excise Tax"), then such Payment shall be reduced to the Reduced Amount. The "Reduced Amount" shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in Participant's receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting "parachute payments" is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order unless the Participant elects in writing a different order (provided, however, that such election shall be subject to Corporation approval if made on or after the effective date of the Change of Control): reduction of cash payments; cancellation of accelerated vesting of stock awards; reduction of employee benefits. In the event that acceleration of vesting of stock award compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of the Participant's stock awards unless the Participant elects in writing a different order for cancellation.

      The accounting firm engaged by the Corporation for general audit purposes as of the day prior to the effective date of the Change in Control shall perform the foregoing calculations. If the accounting firm so engaged by the Corporation is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Corporation shall appoint a nationally recognized accounting firm to make the determinations required hereunder. The Corporation shall bear all expenses with respect to the determinations by such accounting firm required to be made hereunder.

      The accounting firm engaged to make the determinations hereunder shall provide its calculations, together with detailed supporting documentation, to the Corporation and Participant within fifteen (15) calendar days after the date on which Participant's right to a Payment arises (if requested at that time by the Corporation or Participant) or at such other time as requested by the Corporation or Participant. If the accounting firm determines that no Excise Tax is payable with respect to a Payment, either before or after the application of the Reduced Amount, it shall furnish the Corporation and Participant with an opinion reasonably acceptable to Participant that no Excise Tax will be imposed with respect to such Payment. Any good faith determination of the accounting firm made hereunder shall be final, binding and conclusive upon the Corporation and Participant.

                                   APPENDIX P

                     2000 NON-OFFICER EQUITY INCENTIVE PLAN

      1. PURPOSES.

            (a) Available Stock Awards. The purpose of the Plan is to provide a means by which selected Employees and Consultants of the Company and its Affiliates may be given an opportunity to benefit from increases in value of Common Stock through the granting of the following Stock Awards: (i) Nonstatutory Stock Options, (ii) stock bonuses and (iii) rights to acquire restricted stock.

            (b) General Purpose. The Company, by means of the Plan, seeks to retain the services of the persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

      2. DEFINITIONS.

            (a) "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

            (b) "Board" means the Board of Directors of the Company.

            (c) "Cause" shall have such meaning as is defined in the Optionholder's employment or consulting agreement with the Company. If the Optionholder does not have an employment or consulting agreement with the Company, or if such agreement does not define the term "cause," then the term "cause" shall mean: (i) misconduct or dishonesty that materially adversely affects the Company, including without limitation (A) an act materially in conflict with the financial interests of the Company, (B) an act that could damage the reputation or customer relations of the Company, (C) an act that could subject the Company to liability, (D) an act constituting sexual harassment or other violation of the civil rights of coworkers, (E) failure to obey any lawful instruction of the Board or any officer of the Company and (F) failure to comply with, or perform any duty required under, the terms of any confidentiality, inventions or non-competition agreement the Optionholder may have with the Company, or (ii) acts constituting the unauthorized disclosure of any of the trade secrets or confidential information of the Company, unfair competition with the Company or the inducement of any customer of the Company to breach any contract with the Company. The right to exercise any Option shall be suspended automatically during the pendency of any investigation by the Board or its designee, and/or any negotiations by the Board or its designee and the Optionholder, regarding any actual or alleged act or omission by the Optionholder of the type described in this section.

            (d) "Code" means the Internal Revenue Code of 1986, as amended.

            (e) "Committee" means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

            (f) "Common Stock" means the common stock of the Company.

            (g) "Company" means Internap Network Services Corporation, a Washington corporation.

            (h) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services.

            (i) "Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the

Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

            (j) "Director" means a member of the Board of Directors of the Company.

            (k) "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

            (l) "Employee" means any person employed by the Company or an Affiliate.

            (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (n) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or traded on the NASDAQ National Market or the NASDAQ SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

                  (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

            (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

            (q) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (r) "Option" means a Nonstatutory Stock Option granted pursuant to the Plan.

            (s) "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

            (t) "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

            (u) "Participant" means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

            (v) "Plan" means this Internap Network Services Corporation 2000 Non-Officer Equity Incentive Plan.

            (w) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

            (x) "Securities Act" means the Securities Act of 1933, as amended.

            (y) "Stock Award" means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

            (z) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

      3. ADMINISTRATION.

            (a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

            (b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                  (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

                  (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                  (iii) To amend the Plan or a Stock Award as provided in
      Section 12.

                  (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

            (c) Delegation to Committee. The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

            (d) Effect of Board's Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

      4. SHARES SUBJECT TO THE PLAN.

            (a) Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate one million (1,000,000) shares of Common Stock.

            (b) Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

            (c) Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

      5. ELIGIBILITY.

            (a) Stock Awards may be granted only to Employees and Consultants. However, notwithstanding any other provision herein to the contrary, no person shall be eligible for a Stock Award under the Plan (i) who holds a position of vice president or higher of the Company or an Affiliate, (ii) who would be considered an "officer" or " director" within the meaning of those terms under Rule 4460(i)(1)(A) of the National Association of Securities Dealers Manual (or such amended or successor rule), (iv) who would be considered a person subject to Section 16b of the Exchange Act (and regulations promulgated thereunder), or
(v) whose eligibility would require approval of the Plan by the stockholders of the Company under any law or regulation or the rules of any stock exchange or market system upon which the Common Stock may then be listed. If not inconsistent with any such law, regulation or rule, a Stock Award may be granted to a person, not previously employed by the Company or an Affiliate, as an inducement essential to entering into an employment contract with the Company or an Affiliate.

            (b) A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act ("Form S-8") is not available to register either the offer or the sale of the Company's securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

      6. OPTION PROVISIONS.

      Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. No Option shall be an Incentive Stock Option. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

            (a) Term. No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

            (b) Exercise Price of an Option. The exercise price of each Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

            (c) Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

      In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

            (d) Transferability of an Option. An Option shall be transferable to the extent provided in the Option Agreement. If the Option does not provide for transferability, then the Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

            (e) Vesting Generally. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

            (f) Termination of Continuous Service. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

            (g) Extension of Termination Date. An Optionholder's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

            (h) Disability of Optionholder. In the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

            (i) Death of Optionholder. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death pursuant to subsection 6(d), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

            (j) Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

      7. PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

            (a) Stock Bonus Awards. Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

                  (i) Consideration. A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

                  (ii) Vesting. Shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

                  (iii) Termination of Participant's Continuous Service. In the event a Participant's Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

                  (iv) Transferability. Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

            (b) Restricted Stock Awards. Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

                  (i) Purchase Price. The purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement. The purchase price shall not be less than eighty-five percent (85%) of the Common Stock's Fair Market Value on the date such award is made or at the time the purchase is consummated.

                  (ii) Consideration. The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

                  (iii) Vesting. Shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

                  (iv) Termination of Participant's Continuous Service. In the event a Participant's Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

                  (v) Transferability. Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

      8. COVENANTS OF THE COMPANY.

            (a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

            (b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

      9. USE OF PROCEEDS FROM STOCK.

      Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

      10. MISCELLANEOUS.

            (a) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

            (b) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

            (c) No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

            (d) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

            (e) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

      11. ADJUSTMENTS UPON CHANGES IN COMMON STOCK.

            (a) Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

            (b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

            (c) Certain Changes in Control. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (collectively, a "Change in Control"), then any surviving corporation or acquiring corporation may assume or continue any Stock Awards outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume or continue such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such event. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to such event.

            (d) Termination of Service Following a Change in Control. Unless otherwise specified in the applicable Stock Award Agreement, in the event of the occurrence of a Change in Control and provided that a Participant's Stock Award remains in effect following such Change in Control or is assumed, continued or substituted for any similar stock award in connection with the Change in Control, then, if such Participant's Continuous Service is terminated by the Company without Cause within thirteen (13) months following the effective date of the Change in Control, all Stock Awards held by such Participant (or any substituted stock awards) shall, as of the date of such termination of Continuous Service, vest in full and become fully exercisable (if applicable) to the extent not previously vested or exercisable. Such Stock Awards shall remain exercisable until they expire in accordance with their terms.

            (e) Securities Acquisition. In the event of an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an Affiliate) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full. Such Stock Awards shall remain exercisable until they expire in accordance with their terms.

            (f) Parachute Payments. If any payment or benefit Optionholder would receive in connection with a Change in Control from the Company or otherwise ("Payment") would (i) constitute a "parachute payment" within the meaning of
Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and
(ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then such Payment shall be reduced to the Reduced Amount. The "Reduced Amount" shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in Optionholder's receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting "parachute payments" is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order unless the Optionholder elects in writing a different order (provided, however, that such election shall be subject to Company approval if made on or after the effective date of the Change of Control): reduction of cash payments; cancellation of accelerated vesting of stock awards; reduction of employee benefits. In the event that acceleration of vesting of stock award compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of the Optionholder's stock awards unless the Optionholder elects in writing a different order for cancellation.

      The accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the Change in Control shall perform the foregoing calculations. If the accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Company shall appoint a nationally recognized accounting firm to make the determinations required hereunder. The Company shall bear all expenses with respect to the determinations by such accounting firm required to be made hereunder.

      The accounting firm engaged to make the determinations hereunder shall provide its calculations, together with detailed supporting documentation, to the Company and Optionholder within fifteen (15) calendar days after the date on which Optionholder's right to a Payment arises (if requested at that time by the Company or Optionholder) or at such other time as requested by the Company or Optionholder. If the accounting firm determines that no Excise Tax is payable with respect to a Payment, either before or after the application of the Reduced Amount, it shall furnish the Company and Optionholder with an opinion reasonably acceptable to Optionholder that no Excise Tax will be imposed with respect to such Payment. Any good faith determination of the accounting firm made hereunder shall be final, binding and conclusive upon the Company and Optionholder.

      12. AMENDMENT OF THE PLAN AND STOCK AWARDS.

            (a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Rule 16b-3 under the Exchange Act or any NASDAQ or securities exchange listing requirements. The Board may in its sole discretion submit such amendment to the Plan for stockholder approval.

            (b) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

            (c) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and
(ii) the Participant consents in writing.

      13. TERMINATION OR SUSPENSION OF THE PLAN.

            (a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

            (b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

      14. EFFECTIVE DATE OF PLAN.

      The Plan shall become effective as determined by the Board.

      15. CHOICE OF LAW.

      The laws of the State of Washington shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of laws rules.

                      INTERNAP NETWORK SERVICES CORPORATION
              PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                       2003 ANNUAL MEETING OF STOCKHOLDERS

Revocable Proxy                  COMMON STOCK

      The undersigned hereby appoints Gregory A. Peters and Walter G. DeSocio, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of common stock of Internap Network Services Corporation (the "Company") which the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders of the Company, to be held at 250 Williams Street, Atlanta, Georgia, on _______, ________, 2003, at 9:00 a.m. (local time), and at any and all adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE BELOW-LISTED
PROPOSALS

      1) A proposal to amend the Company's certificate of incorporation and bylaws that will permit holders of the Company's Series A preferred stock to take action by written consent in lieu of a meeting.

      |_|  FOR             |_|  AGAINST               |_|  ABSTAIN

      2) A proposal to amend the Company's certificate of incorporation that will limit the liquidation rights of the holders of the Company's Series A preferred stock upon the occurrence of certain events.

      |_|  FOR             |_|  AGAINST               |_|  ABSTAIN

      3) A proposal to amend the Company's certificate of incorporation that will increase the authorized size of the Company's Board of Directors to nine members.

      |_|  FOR             |_|  AGAINST               |_|  ABSTAIN

      4) A proposal to (i) ratify the Company's 2002 Stock Compensation Plan;
(ii) approve an amendment to the 2002 Stock Compensation Plan to increase the maximum number of shares of common stock reserved for issuance thereunder by an additional 22,000,000 shares; and (iii) approve an amendment to the 2002 Stock Compensation Plan to change the definition of "change in control".

      |_|  FOR             |_|  AGAINST               |_|  ABSTAIN

      5) A proposal to amend the Company's 1999 Non-Employee Directors' Stock Option Plan to increase the maximum number of shares of common stock reserved for issuance thereunder by an additional 3,000,000 shares.

      |_|  FOR             |_|  AGAINST               |_|  ABSTAIN

      6) A proposal to (i) ratify the Company's Amended 1999 Equity Incentive Plan; and (ii) approve an amendment to the Amended 1999 Equity Incentive Plan to change the definition of "change in control".

      |_|  FOR             |_|  AGAINST               |_|  ABSTAIN

      7) A proposal to (i) ratify the Company's 1999 Stock Incentive Plan for Non-Officers; and (ii) approve an amendment to the 1999 Stock Incentive Plan for Non-Officers to change the definition of "change in control".

      |_|  FOR             |_|  AGAINST               |_|  ABSTAIN

      8) A proposal to (i) ratify the Company's Amended and Restated 1998 Stock Option/Stock Issuance Plan; and (ii) approve an amendment to the Amended and Restated 1998 Stock Option/Stock Issuance Plan to change the definition of "change in control".

      |_|  FOR             |_|  AGAINST               |_|  ABSTAIN

      9) A proposal to (i) ratify the Company's 2000 Non-Officer Equity Incentive Plan; and (ii) approve an amendment to the 2000 Non-Officer Equity Incentive Plan to change the definition of "change in control".

      |_|  FOR             |_|  AGAINST               |_|  ABSTAIN

      10) A proposal to elect as directors the two nominees listed below to serve until the 2006 Annual Meeting of Stockholders and until their successors are elected and qualified or their earlier death, resignation or removal (except as marked to the contrary below).

      |_|  FOR ALL NOMINEES listed below              |_| WITHHOLD AUTHORITY to
      (except as marked to the contrary below).           vote for all nominees
                                                          listed below.

      INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

      Gregory A. Peters
      Robert D. Shurtleff, Jr.

      11) A proposal to ratify the re-appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2003.

      |_|  FOR             |_|  AGAINST               |_|  ABSTAIN

      In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting and any and all adjournments thereof.

     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED
                              POSTAGE-PAID ENVELOPE

          (Continued, and to be signed and dated, on the reverse side)

                         (Continued from the other side)

PROXY SOLICITED BY THE BOARD OF DIRECTORS

      This proxy card will be voted as directed. If no instructions are specified, this proxy card will be voted "FOR" each of the proposals listed on the reverse side of this proxy card. If any other business is presented at the Annual Meeting, this proxy card will be voted by the proxies in their best judgment. At the present time, the board of directors knows of no other business to be presented at the Annual Meeting.

      The undersigned may elect to withdraw this proxy card at any time prior to its use by: (i) giving written notice to Walter G. DeSocio, Vice President-Chief Administrative Officer, General Counsel and Secretary of the Company, (ii) executing and delivering to Mr. DeSocio a duly executed proxy card bearing a later date or, (iii) appearing at the Annual Meeting and voting in person.

                                              __________________________________
                                              Signature


                                              __________________________________
                                              Signature, if shares held jointly


                                              Date:_______________________, 2003

      Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian, please give your full title. If the holder is a corporation or a partnership, the full corporate or partnership name should be signed by a duly authorized officer.

      Do you plan to attend the Annual Meeting?   |_| YES   |_| NO

                      INTERNAP NETWORK SERVICES CORPORATION
              PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                       2003 ANNUAL MEETING OF STOCKHOLDERS

Revocable Proxy            SERIES A PREFERRED STOCK

      The undersigned hereby appoints Gregory A. Peters and Walter G. DeSocio, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of Series A preferred stock of Internap Network Services Corporation (the "Company") which the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders of the Company, to be held at 250 Williams Street, Atlanta, Georgia, on _______, ________, 2003, at 9:00 a.m. (local time), and at any and all adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE BELOW-LISTED
PROPOSALS

      1) A proposal to amend the Company's certificate of incorporation and bylaws that will permit holders of the Company's Series A preferred stock to take action by written consent in lieu of a meeting.

      |_|  FOR             |_|  AGAINST               |_|  ABSTAIN

      2) A proposal to amend the Company's certificate of incorporation that will limit the liquidation rights of the holders of the Company's Series A preferred stock upon the occurrence of certain events.

      |_|  FOR             |_|  AGAINST               |_|  ABSTAIN

      3) A proposal to amend the Company's certificate of incorporation that will increase the authorized size of the Company's Board of Directors to nine members.

      |_|  FOR             |_|  AGAINST               |_|  ABSTAIN

      4) A proposal to (i) ratify the Company's 2002 Stock Compensation Plan;
(ii) approve an amendment to the 2002 Stock Compensation Plan to increase the maximum number of shares of common stock reserved for issuance thereunder by an additional 22,000,000 shares; and (iii) approve an amendment to the 2002 Stock Compensation Plan to change the definition of "change in control".

      |_|  FOR             |_|  AGAINST               |_|  ABSTAIN

      5) A proposal to amend the Company's 1999 Non-Employee Directors' Stock Option Plan to increase the maximum number of shares of Common Stock reserved for issuance thereunder by an additional 3,000,000 shares.

      |_|  FOR             |_|  AGAINST               |_|  ABSTAIN

      6) A proposal to (i) ratify the Company's Amended 1999 Equity Incentive Plan; and (ii) approve an amendment to the Amended 1999 Equity Incentive Plan to change the definition of "change in control".

      |_|  FOR             |_|  AGAINST               |_|  ABSTAIN

      7) A proposal to (i) ratify the Company's 1999 Stock Incentive Plan for Non-Officers; and (ii) approve an amendment to the 1999 Stock Incentive Plan for Non-Officers to change the definition of "change in control".

      |_|  FOR             |_|  AGAINST               |_|  ABSTAIN

      8) A proposal to (i) ratify the Company's Amended and Restated 1998 Stock Option/Stock Issuance Plan; and (ii) approve an amendment to the Amended and Restated 1998 Stock Option/Stock Issuance Plan to change the definition of "change in control".

      |_|  FOR             |_|  AGAINST               |_|  ABSTAIN

      9) A proposal to (i) ratify the Company's 2000 Non-Officer Equity Incentive Plan; and (ii) approve an amendment to the 2000 Non-Officer Equity Incentive Plan to change the definition of "change in control".

      |_|  FOR             |_|  AGAINST               |_|  ABSTAIN

      10) A proposal to elect as directors the two nominees listed below to serve until the 2006 Annual Meeting of Stockholders and until their successors are elected and qualified or their earlier death, resignation or removal (except as marked to the contrary below).

      |_|  FOR ALL NOMINEES listed below              |_| WITHHOLD AUTHORITY to
      (except as marked to the contrary below).           vote for all nominees
                                                          listed below.

      INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

      Gregory A. Peters
      Robert D. Shurtleff, Jr.

      11) A proposal to ratify the re-appointment of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending December 31, 2003.

      |_|  FOR             |_|  AGAINST               |_|  ABSTAIN

      In their discretion, the proxies are authorized to vote upon such other business as properly may come before the Annual Meeting and any and all adjournments thereof.

     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED
                              POSTAGE-PAID ENVELOPE

          (Continued, and to be signed and dated, on the reverse side)

                         (Continued from the other side)

PROXY SOLICITED BY THE BOARD OF DIRECTORS

      This proxy card will be voted as directed. If no instructions are specified, this proxy card will be voted "FOR" each of the proposals listed on the reverse side of this proxy card. If any other business is presented at the Annual Meeting, this proxy card will be voted by the proxies in their best judgment. At the present time, the board of directors knows of no other business to be presented at the Annual Meeting.

      The undersigned may elect to withdraw this proxy card at any time prior to its use by: (i) giving written notice to Walter G. DeSocio, Vice President-Chief Administrative Officer, General Counsel and Secretary of the Company, (ii) executing and delivering to Mr. DeSocio a duly executed proxy card bearing a later date or, (iii) appearing at the Annual Meeting and voting in person.

                                              __________________________________
                                              Signature


                                              __________________________________
                                              Signature, if shares held jointly


                                              Date:_______________________, 2003

      Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee, guardian or custodian, please give your full title. If the holder is a corporation or a partnership, the full corporate or partnership name should be signed by a duly authorized officer.

      Do you plan to attend the Annual Meeting?   |_| YES   |_| NO

INFORMATION ABOUT THE ANNUAL MEETING.........................................1

GENERAL INFORMATION ABOUT VOTING.............................................2

PROPOSAL 1 AMENDMENT TO CERTIFICATE OF INCORPORATION AND BYLAWS TO
      PERMIT HOLDERS OF SERIES A PREFERRED STOCK TO TAKE ACTION BY
      WRITTEN CONSENT IN LIEU OF A MEETING...................................5

PROPOSAL 2 AMENDMENT TO CERTIFICATE OF INCORPORATION TO AMEND
      DEFINITION OF "LIQUIDATION EVENT"......................................7

PROPOSAL 3 AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE
      AUTHORIZED SIZE OF THE COMPANY'S BOARD OF DIRECTORS TO NINE
      MEMBERS................................................................9

PROPOSAL 4 APPROVAL OF 2002 STOCK COMPENSATION PLAN AND AMENDMENTS TO
      INCREASE BY 22,000,000 SHARES THE NUMBER OF SHARES OF COMMON
      STOCK RESERVED FOR ISSUANCE THEREUNDER AND TO CHANGE THE
      DEFINITION OF CHANGE IN CONTROL.......................................11

PROPOSAL 5 AMENDMENT TO THE 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION
      PLAN TO INCREASE BY 3,000,000 SHARES THE NUMBER OF SHARES OF
      COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER.........................19

PROPOSAL 6 RATIFICATION OF AMENDED 1999 EQUITY INCENTIVE PLAN AND
      AMENDMENT TO CHANGE THE AMENDED DEFINITION OF CHANGE IN CONTROL.......23

PROPOSAL 7 RATIFICATION OF 1999 STOCK INCENTIVE PLAN FOR NON-OFFICERS
      AND AMENDMENT TO CHANGE THE DEFINITION OF CHANGE IN CONTROL...........31

PROPOSAL 8 RATIFICATION OF THE AMENDED AND RESTATED 1998 STOCK
      OPTION/STOCK ISSUANCE PLAN AND AMENDMENT TO CHANGE THE DEFINITION
      OF CHANGE IN CONTROL..................................................38

PROPOSAL 9 RATIFICATION OF 2000 NON-OFFICER EQUITY INCENTIVE PLAN AND
      AMENDMENT TO CHANGE THE DEFINITION OF CHANGE IN CONTROL...............46

PROPOSAL 10 ELECTION OF DIRECTORS...........................................53

BOARD OF DIRECTORS COMMITTEES AND MEETINGS..................................56

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..............57

DIRECTOR AND EXECUTIVE COMPENSATION.........................................59

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.....................64

STOCK PERFORMANCE GRAPH.....................................................67

AUDIT COMMITTEE REPORT......................................................68

CERTAIN RELATIONSHIPS AND TRANSACTIONS......................................68

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....................69

PROPOSAL 11 RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS ...........70

STOCKHOLDERS' PROPOSALS FOR 2004 ANNUAL MEETING.............................71

OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING.......................71

APPENDIX A AMENDMENT TO CERTIFICATE OF INCORPORATION AND BYLAWS TO
      PERMIT SERIES A PREFERRED STOCKHOLDERS TO TAKE ACTION BY WRITTEN
      CONSENT..............................................................A-1

APPENDIX B AMENDMENT TO CERTIFICATE OF INCORPORATION TO AMEND
      DEFINITION OF "LIQUIDATION EVENT"....................................B-1

APPENDIX C AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE
      AUTHORIZED SIZE OF OUR BOARD OF DIRECTORS TO NINE MEMBERS............C-1

APPENDIX D FIRST AMENDMENT TO THE INTERNAP NETWORK SERVICES CORPORATION
      2002 STOCK COMPENSATION PLAN.........................................D-1

APPENDIX E FIRST AMENDMENT TO THE INTERNAP NETWORK SERVICES CORPORATION
      1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN.......................E-1

APPENDIX F FIRST AMENDMENT TO THE INTERNAP NETWORK SERVICES CORPORATION
      AMENDED 1999 EQUITY INCENTIVE PLAN...................................F-1

APPENDIX G FIRST AMENDMENT TO THE AMENDED AND RESTATED INTERNAP NETWORK
      SERVICES CORPORATION 1999 STOCK INCENTIVE PLAN FOR NON-OFFICERS (FORMERLY KNOWN AS THE CO SPACE STOCK INCENTIVE PLAN) (AS AMENDED
      AND RESTATED SEPTEMBER 20, 2000).....................................G-1

APPENDIX H FIRST AMENDMENT TO THE INTERNAP NETWORK SERVICES CORPORATION
      1998 STOCK OPTION/STOCK ISSUANCE PLAN (AS AMENDED AND RESTATED
      SEPTEMBER 20, 2000)..................................................H-1

APPENDIX I SECOND AMENDMENT TO THE INTERNAP NETWORK SERVICES
      CORPORATION 2000 NON-OFFICER EQUITY INCENTIVE PLAN...................I-1

APPENDIX J AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE.............J-1

APPENDIX K INTERNAP NETWORK SERVICES CORPORATION  2002 STOCK
      COMPENSATION PLAN ADOPTED ON SEPTEMBER 10, 2002......................K-1

APPENDIX L 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN ADOPTED BY
      THE BOARD OF DIRECTORS JULY 22, 1999 APPROVED BY STOCKHOLDERS
      AUGUST 23, 1999 EFFECTIVE DATE: JULY 22, 1999 TERMINATION DATE:
      JULY 21, 2009........................................................L-1

APPENDIX M AMENDED 1999 EQUITY INCENTIVE PLAN ADOPTED JUNE 19, 1999
      APPROVED BY SHAREHOLDERS AUGUST 23, 1999 AS AMENDED BY THE BOARD
      OF DIRECTORS ON DECEMBER 9, 1999 TERMINATION DATE: JUNE 18, 2009.....M-1

APPENDIX N 1999 STOCK INCENTIVE PLAN FOR NON-OFFICERS (ORIGINALLY
      ADOPTED ON JUNE 28, 1999 AS THE CO SPACE STOCK INCENTIVE PLAN,
      AMENDED ON DECEMBER 22, 1999, JANUARY 11, 2000, AND MARCH 30,
      2000 AND ASSUMED BY INTERNAP NETWORK SERVICES CORPORATION IN
      CONNECTION WITH THE MERGER AGREEMENT DATED MAY 26, 2000. AMENDED
      AND RESTATED AS THE INTERNAP NETWORK SERVICES CORPORATION 1999
      STOCK INCENTIVE PLAN FOR NON-OFFICERS ON SEPTEMBER 20, 2000).........N-1

APPENDIX O AMENDED AND RESTATED 1998 STOCK OPTION/STOCK ISSUANCE PLAN
      AMENDED AND RESTATED SEPTEMBER 20, 2000..............................O-1

APPENDIX P 2000 NON-OFFICER EQUITY INCENTIVE PLAN..........................P-1

INTERNAP NETWORK SERVICES CORPORATION PROXY SOLICITED BY THE BOARD OF
      DIRECTORS FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS (COMMON
      STOCK).................................................................1

INTERNAP NETWORK SERVICES CORPORATION PROXY SOLICITED BY THE BOARD OF
      DIRECTORS FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS (SERIES A
      PREFERRED STOCK).......................................................4


                                      -ii-